                                                                   Annual Report

                                                        as of September 30, 2000

                                   Evergreen
                                                           Domestic Growth Funds

                         [LOGO OF EVERGREEN FUNDS(SM)]

                                                                          [SEAL]

                               Table of Contents

Letter to Shareholders ..........................................   1

Evergreen Aggressive Growth Fund
   Fund at a Glance .............................................   2
   Portfolio Manager Interview ..................................   3

Evergreen Capital Growth Fund
   Fund at a Glance .............................................   6
   Portfolio Manager Interview ..................................   7

Evergreen Fund
   Fund at a Glance .............................................  10
   Portfolio Manager Interview ..................................  11

Evergreen Growth Fund
   Fund at a Glance .............................................  13
   Portfolio Manager Interview ..................................  14

Large Company Growth Fund
(Formerly Evergreen Strategic Growth Fund)
   Fund at a Glance .............................................  16
   Portfolio Manager Interview ..................................  17

Evergreen Masters Fund
   Fund at a Glance .............................................  20
   Portfolio Manager Interview ..................................  21

Evergreen Omega Fund
   Fund at a Glance .............................................  29
   Portfolio Manager Interview ..................................  30

Evergreen Small Company Growth Fund
   Fund at a Glance .............................................  33
   Portfolio Manager Interview ..................................  34

Evergreen Stock Selector Fund
   Fund at a Glance .............................................  37
   Portfolio Manager Interview ..................................  38

Evergreen Tax Strategic Equity Fund
   Fund at a Glance .............................................  40
   Portfolio Manager Interview ..................................  41

Financial Highlights
   Evergreen Aggressive Growth Fund .............................  43
   Evergreen Capital Growth Fund ................................  45
   Evergreen Fund ...............................................  47
   Evergreen Growth Fund ........................................  49
   Evergreen Large Company Growth Fund ..........................  51
   Evergreen Masters Fund .......................................  53
   Evergreen Omega Fund .........................................  55
   Evergreen Small Company Growth Fund ..........................  57
   Evergreen Stock Selector Fund ................................  59
   Evergreen Tax Strategic Equity Fund ..........................  62

Schedule of Investments
   Evergreen Aggressive Growth Fund .............................  64
   Evergreen Capital Growth Fund ................................  68
   Evergreen Fund ...............................................  71
   Evergreen Growth Fund ........................................  76
   Evergreen Large Company Growth Fund ..........................  82
   Evergreen Masters Fund .......................................  86
   Evergreen Omega Fund ......................................... 103
   Evergreen Small Company Growth Fund .......................... 107
   Evergreen Stock Selector Fund ................................ 113
   Evergreen Tax Strategic Equity Fund .......................... 119

Combined Notes to Schedules of Investments ...................... 125

Statements of Assets and Liabilities ............................ 126

Statements of Operations ........................................ 128

Statements of Changes in Net Assets ............................. 130

Combined Notes to Financial Statements .......................... 134

Independent Auditors' Report .................................... 149

Additional Information .......................................... 150

                                 Evergreen Funds

Evergreen Funds is one of the nation's fastest growing investment companies with more than $80 billion in assets under management.

We offer over 80 mutual funds to choose among and acclaimed service and operations capabilities, giving investors a broad range of quality investment products and services designed to meet their needs.

The Evergreen Funds employ intensive, research-driven investment strategies executed by over 90 research analysts and portfolio managers. The fund company remains dedicated to meeting the needs of investors and their advisors in a global economy. Look to Evergreen Funds to provide a distinctive level of service and excellence in investment management.

This annual report must be preceded or accompanied by a prospectus of an Evergreen fund contained herein. The prospectus contains more complete information, including fees, charges and other ongoing expenses, and should be read carefully before investing or sending money.

                ---------------------------------------------------------------
Mutual Funds:    ARE NOT FDIC INSURED    MAY LOSE VALUE    NOT BANK GUARANTEED
                ---------------------------------------------------------------

                           Evergreen Distributor, Inc.
  Evergreen Funds(SM) is a service mark of Evergreen Investment Services, Inc.

                             Letter to Shareholders
                             ----------------------
                                  November 2000


         [PHOTO]

     William M. Ennis
     President and CEO


Dear Evergreen Shareholders,

We are pleased to provide the Evergreen Domestic Growth Funds annual report, which covers the twelve-month period ended September 30, 2000.

A Challenging Environment for Investors

During 2000, U.S. equity markets challenged investors with a series of turbulent ups and downs and a constant rotation from one particular sector for a brief period of time to another. The market favored the new economy then the old economy, big caps then mid-caps, value then growth, dot coms then technology equipment, creating significant uncertainties for investors.

Concerns about wage-driven inflation, higher interest rates and increasing oil prices also affected market valuations and volatility. Although these factors have the potential to meaningfully slow the economy, many leading indicators continue to demonstrate strength. We believe that the U.S. economy will slow moderately, aided by the Federal Reserve's focus on interest rates, and will ultimately create a soft landing, which should create the launch pad for a continued expansion.

New Products and Services

Evergreen Funds is constantly striving to develop products and services to meet the sophisticated demands of our investors. This year we launched two new Sector
Funds: Evergreen Health Care Fund and Evergreen Technology Fund. We are very excited about the launch of these funds. Please consult with your financial advisor to see if these funds would be appropriate in your portfolio or visit evergreen-funds.com for more information.

The Value of Diversification

An environment like this year's offers many reasons for building a diversified portfolio rather than trying to predict the market's movements. Diversification provides exposure to many different opportunities while reducing the risk of any single investment or strategy. We encourage you to talk to your financial advisor to confirm that your investment portfolio is appropriately diversified and structured to support your long-term investment objectives.

Thank you for your continued investment in Evergreen Funds.

Sincerely,

/s/ William M. Ennis

William M. Ennis
President and CEO
Evergreen Investment Company, Inc.

                                    EVERGREEN
                             Aggressive Growth Fund
                    Fund at a Glance as of September 30, 2000

"In the near term, we believe stock valuations are becoming more attractive than they have been recently, although successful investors must be more selective than they needed to be in late 1999 and early 2000."

                                    Portfolio
                                   Management
                            -----------------------

                                Maureen Cullinane
                               Tenure: April 1999

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 9/30/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 2000 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------
Portfolio Inception Date: 4/15/1983     Class A   Class B   Class C   Class Y
Class Inception Date                   4/15/1983 7/7/1995  8/3/1995  7/11/1995
Average Annual Returns*
1 year with sales charge                 56.93%    58.56%    61.64%     n/a
1 year w/o sales charge                  64.76%    63.56%    63.64%    65.30%
5 years                                  23.15%    23.32%    23.51%    24.74%
10 years                                 24.44%    24.60%    24.58%    25.25%
Maximum Sales Charge                      4.75%     5.00%     2.00%     n/a
                                       Front End    CDSC      CDSC
12-month capital gain
distributions per share                  $3.27     $3.27     $3.27     $3.27

*Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

           Aggressive Growth
               Class A          Consumer Price Index - US   Russell 1000 Growth   S & P 400 Midcap Total Return
          -------------------   -------------------------   -------------------   -----------------------------
9/30/90          9,525                     10,000                   10,000                     10,000
9/30/91         15,992                     10,339                   13,866                     15,030
9/30/92         18,417                     10,648                   15,374                     16,902
9/30/93         24,403                     10,934                   16,293                     20,964
9/30/94         23,362                     11,258                   17,244                     21,300
9/30/95         29,946                     11,545                   22,795                     26,790
9/30/96         37,616                     11,891                   27,672                     30,540
9/30/97         41,972                     12,148                   37,716                     42,483
9/30/98         39,475                     12,329                   41,903                     39,804
9/30/99         54,058                     12,653                   56,507                     49,953
9/30/00         89,072                     13,095                   69,735                     71,540

Comparison of a $10,000 investment in Evergreen Aggressive Growth Fund, Class A shares/2/, versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth), the Standard & Poor's Midcap 400 Index (S&P 400) and the Consumer Price Index (CPI).

The Russell 1000 Growth and the S&P 400 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

The health care and technology sectors in which the Fund invests are in a period of unusually strong performance. These sectors' performance may not be expected to continue.

U.S. government guarantees apply only to the underlying securities of the Fund's portfolio and not to the Fund's shares.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of September 30, 2000 and is subject to change.

                                    EVERGREEN
                             Aggressive Growth Fund
                           Portfolio Manager Interview

How did the Fund perform?

For the twelve-month period ended September 30, 2000, Evergreen Aggressive Growth Fund's Class A shares returned 64.76% before deduction of any applicable sales charges. During the same twelve-month period, the Russell 1000 Growth Index and the S&P 400 returned 23.43% and 43.22%, respectively. The median return of multi-cap growth funds was 49.28%, according to Lipper Inc., an independent monitor of mutual fund performance.

                                    Portfolio
                                 Characteristics
                                 ---------------
                                (as of 9/30/2000)

Total Net Assets                                                   $483,494,688
Number of Holdings                                                           79
Beta                                                                       1.14
P/E Ratio                                                                 37.6x

What was the investment environment like during the twelve-month period?

The environment changed dramatically from the first half of the year to the second half. During the first six months, we had an excellent environment for the growth style of investing, with an expanding economy and very little evidence of inflation. Technology stocks, including internet infrastructure, semi-conductor manufacturers and software companies, did extraordinarily well.

Behind the scenes, however, the Federal Reserve Board was growing increasingly uneasy about the rapid pace of economic growth and the possibility that inflationary pressures could rise. As a result, the Federal Reserve Board raised short-term rates several times in an effort to slow the rate of economic growth. Concerns about whether the Federal Reserve Board would be successful created uncertainty in the market, contributing to considerable volatility during the second half of the year. By the end of the period, however, it had become increasingly evident that the higher interest rates were effective and that economic growth was beginning to slow. At the same time, energy prices increased much faster than anyone expected, acting almost as a tax on the consumer. Meanwhile, the dramatic decline of the European currency, the euro, on international currency exchanges and the coming federal elections created more uncertainty in the market. With all these worries, investors questioned the valuations of stocks, and the markets showed increased volatility. Many of the stocks that suffered the most were in the technology industries that had performed so well early in the twelve-month period.

What were your principal investment strategies?

We have maintained a long-term strategy of investing in companies with consistent records of earnings growth over extended periods of time. We also tried to take advantage of two long-term trends in the economy: productivity improvements in American industry and the aging of the American population.

Early in the fiscal year, we emphasized technology companies in pursuing the productivity theme. We had about 60% of net assets invested in technology-related companies. In the second half of the year, we reduced our emphasis on technology. Many technology stocks had reached very high valuations, and investors began realizing that as economic growth started to slow, many technology stocks were vulnerable to changes in the business cycle. We reduced our commitment to commodity-type technology companies such as hardware and semiconductor companies. However, we

                                    EVERGREEN
                             Aggressive Growth Fund
                           Portfolio Manager Interview

continued to favor software service companies and companies involved in fiber optics networks for telecommunications.

As the fiscal year progressed, we added to our positions in health care stocks, which are tied to the "graying of America" theme. Despite political controversies over Medicare funding and the costs of drugs, health care stocks improved in performance in 2000. We have invested in major pharmaceutical companies, specialty and generic manufacturers, and healthcare products distributors.

We also increased our emphasis on energy companies during the second half of the fiscal year. Helped by rising oil and natural gas prices, energy stocks also acted as a hedge against the more volatile technology sector. With a backdrop of low inventories and political uncertainties in the Middle East, we believe oil and natural gas prices will remain high, which should be favorable for industry earnings and exploration and production activities.

                                  Top 5 Sectors
                                  -------------
                    (as a percentage of 9/30/2000 net assets)

Information Technology                                                    45.6%
Health Care                                                               21.7%
Energy                                                                    10.9%
Consumer Discretionary                                                     6.8%
Industrials                                                                6.1%

What were some of the companies that contributed to the Fund's performance?

In technology, Veritas Software, a data management company, and Check Point Software, a provider of network security software, each had excellent performance. Other strong performers included Broadcom, a manufacturer of data communication chips, and Finisar, a manufacturer of components for fiber optic systems.

In health care, Alza, a specialty drug manufacturer, and Alpharma, a generic pharmaceutical company, were two strong performers. We think generic drug companies may have particularly good prospects if the federal government were to adopt a prescription drug benefit program. Bindley Western, a drug distributor, also helped the Fund's returns.

In energy, Devon Energy, an exploration and production company, performed well for the Fund.

                                 Top 10 Holdings
                                 ---------------
                    (as a percentage of 9/30/2000 net assets)

NVIDIA Corp.                                                               3.0%
Minimed, Inc.                                                              2.8%
EMC Corp.                                                                  2.8%
Mylan Laboratories, Inc.                                                   2.7%
Alza Corp.                                                                 2.6%
Tyco Intl., Ltd.                                                           2.5%
Biovail Corp.                                                              2.4%
Cisco Sys., Inc.                                                           2.2%
Veritas Software Corp.                                                     2.2%
Pharmacia Corp.                                                            2.1%

What is your investment outlook?

In the near term, we believe stock valuations are becoming more attractive than they have been recently, although successful investors must be more selective than they needed to be in late 1999 and early 2000. As the economy shows more signs of slowing, we believe consumers may begin to feel less secure, so we have reduced our investments in consumer-related stocks, including those of retail and media companies.

                                    EVERGREEN
                             Aggressive Growth Fund
                           Portfolio Manager Interview

We anticipate that technology and health care will continue to be important themes in the economy. Despite our reduction in technology holdings, we remain confident in the long-term potential in the sector and we expect there may be attractive opportunities for investment in the final quarter of 2000. We believe corporations will continue to invest in technology tools that can help them improve their productivity and become more competitive. We also believe there will be opportunities in the companies that provide products and services for the baby boomer generation as it grows older.

The performance of equities has been outstanding for more than a decade. Due to a period of annual returns greater than 20%, we believe it may be time to adjust our expectations closer to the long-term market averages of 7%-to-10% returns a year.

                                    EVERGREEN
                               Capital Growth Fund
                    Fund at a Glance as of September 30, 2000

"We stuck to our long-term philosophy and investment process -- focusing on companies with solid, established businesses, consistently successful operating histories, strong financial conditions and credible corporate managements."

                                    Portfolio
                                   Management
                            -------------------------
                                 John Davenport
                              Tenure: December 1992
                             Richard Skeppstrom, II
                              Tenure: December 1992
                                   Steve Certo
                                Tenure: June 1997
                                 E. Craig Dauer
                                Tenure: June 1999
                                 John Jordan III
                                Tenure: June 1999

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 9/30/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 2000 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B and Y prior to their inception is based on the performance of Class A, the original class offered along with Class
C. These historical returns for Classes B and Y have not been adjusted to reflect the effect of each class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Class B would have been lower, while returns for Class Y would have been higher. Returns reflect expense limits previously in effect, without which returns would have been lower.

--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------
Portfolio Inception Date: 4/29/1992  Class A     Class B    Class C     Class Y
Class Inception Date                4/29/1992  10/25/1999  4/29/1992  11/19/1997
Average Annual Returns*
1 year with sales charge              8.77%       8.51%      11.37%      n/a
1 year w/o sales charge              14.21%      13.74%      13.37%    14.48%
5 years                              19.45%      20.28%      19.68%    20.79%
Since Portfolio Inception            14.57%      15.15%      14.40%    15.33%
Maximum Sales Charge                  4.75%       5.00%       2.00%      n/a
                                   Front End      CDSC        CDSC
12-month capital gain
distributions per share              $0.51       $0.51       $0.51     $0.51

*Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                  Capital Growth
                      Class A          Consumer Price Index - US    Russell 1000 Value     S & P 500 Composite Total Return
                 ----------------      -------------------------    ------------------     --------------------------------
4/29/92                9,525                     10,000                   10,000                        10,000
9/30/92                9,599                     10,129                   10,195                        10,212
9/30/93               10,388                     10,401                   12,780                        11,539
9/30/94               10,247                     10,710                   12,693                        11,965
9/30/95               12,314                     10,982                   16,207                        15,523
9/30/96               15,347                     11,312                   19,116                        18,680
9/30/97               20,683                     11,556                   27,203                        26,235
9/30/98               22,900                     11,728                   28,184                        28,608
9/30/99               27,529                     12,036                   33,462                        36,565
9/30/00               31,434                     12,456                   36,452                        41,422

Comparison of a $10,000 investment in Evergreen Capital Growth Fund, Class A shares/2/, versus a similar investment in the Russell 1000 Value Index (Russell 1000 Value), the Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The Russell 1000 Value and the S&P 500 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of September 30, 2000 and is subject to change.

                                    EVERGREEN
                               Capital Growth Fund
                           Portfolio Manager Interview

How did the Fund perform?

For the twelve-month period ended September 30, 2000, the Fund's Class A Shares returned 14.21%. Returns for the Fund are before the deduction of any applicable sales charges. The Fund's performance outpaced that of its benchmarks, the S&P 500 and the Russell 1000 Value Indices, which returned 13.28% and 8.91%, respectively, for the same period. We attribute the Fund's relative performance to the Fund's investment philosophy and security selection process. The Fund invests only in companies that demonstrate consistently sound financial fundamentals and reasonable stock valuations. The Fund's philosophy paralleled that of the investment environment during the second half of the period.

                                    Portfolio
                                 Characteristics
                                 ---------------
                                (as of 9/30/2000)

Total Net Assets                                                   $464,317,039
Number of Holdings                                                           36
Beta                                                                       0.91
P/E Ratio                                                                 24.7x

What was the investment environment like during the fiscal period?

The Fund's fiscal year consisted of two distinct periods. In the first half of the fiscal year, the environment was driven by a continuation of trends that had existed for the past 18 months. Investor emotion and speculation sent stock prices soaring and valuations to unprecedented levels. The situation became extreme and potentially volatile. Market leadership was narrow, with only a limited number of New Economy technology favorites leading indices higher. Regard for enduring tools-of-the-trade, such as cash flow, the sustainability of a business and stock valuations were replaced by investor euphoria; and the market became polarized between the high-flying internet and technology stocks, and their "less interesting" counterparts--strong companies with sustainable businesses and reasonable valuations. Investors often ignored these companies and as this occurred, the valuation of many high quality stocks became increasingly attractive on a relative basis.

In the spring of 2000, the market experienced a sea of change in psychology. While it is impossible to identify all the factors that contributed to this shift, in our opinion, much of the change can be attributed to the Federal Reserve Board's interest rate hikes. The rate increases successfully slowed the economy's potentially excessive growth and cooled inflationary pressures. However, slower economic growth also increased the possibility of lower corporate earnings giving investors a dose of reality that jarred the market's euphoric tone and broke the speculative bubble. Stocks that had risen dramatically encountered sudden volatility in the spring of 2000. The change in environment prompted a return to fundamentals. Investors adopted a more rational view of equity valuations and reinstated the importance of factors historically associated with prudent stock analysis. Cash flowed out of many former high-flyers during the rest of the period and was re-directed into high quality companies that previously had been overlooked.

                                  Top 5 Sectors
                                  -------------
                    (as a percentage of 9/30/2000 net assets)

Industrials                                                               26.1%
Financials                                                                18.0%
Consumer Staples                                                          11.7%
Information Technology                                                     9.9%
Health Care                                                                8.6%

                                    EVERGREEN
                               Capital Growth Fund
                           Portfolio Manager Interview

What strategies did you use in managing the Fund?

We stuck to our long-term philosophy and investment process--focusing on companies with solid, established businesses, consistently successful operating histories, strong financial conditions and credible corporate managements. While that philosophy was out of favor with investors in the first part of the fiscal period, it coincided with general market sentiment over the last six months. Some of the companies that contributed to the Fund's returns over the past year were as follows: Federal National Mortgage Association (FNMA)--regarded as "uninteresting" by many investors during the market's speculative phase, FNMA's stock traded at $48 in the first quarter of 2000 before reaching $78 later in the Fund's fiscal period. Tyco International--Tyco is comprised of three main businesses, all of which are currently healthy: electronic components manufacturing, health care products and security systems. Tyco's stock traded at $40 in the first half of the fiscal year and recently reached $55. Sysco Corp--in the stable, but fragmented food service industry, consistently has gained market share. The company has shown remarkably steady results over the past 20 years. In the first quarter of 2000, Sysco's stock was trading at $28; in the third quarter of 2000, the stock traded at $48.

                                 Top 10 Holdings
                                 ---------------
                    (as a percentage of 9/30/2000 net assets)

Verizon Communications                                                     5.0%
SYSCO Corp.                                                                4.7%
Tyco Intl., Ltd.                                                           4.7%
Philip Morris Cos., Inc.                                                   4.0%
Computer Sciences Corp.                                                    3.9%
Automatic Data Processing, Inc.                                            3.8%
Tenet Healthcare Corp.                                                     3.6%
American Express Co.                                                       3.3%
Illinois Tool Works, Inc.                                                  3.2%
First Data Corp.                                                           3.2%

What do you think will happen in the stock market over the next six months?

We think the stock market could remain in a period of adjustment over the next few quarters, with earnings reports falling short of investor expectations. The remarkable returns of the past few years are deeply ingrained in the expectations of many investors. We think the market may have a hard time moving ahead, escaping the volatility and pressure associated with bringing down earnings expectations. We believe this anticipated environment should underscore the importance of investing in financially solid and reasonably valued companies.

The realignment of investor's expectations with the level of earnings actually reported could be particularly difficult because the reporting period will be compared to last year's especially robust economy. At that time, corporations were stockpiling supplies and improving various systems in preparation of Y2K. The economy's unprecedented 10-year expansion has enabled stock investors to enjoy phenomenal earnings growth--earnings growth for companies comprising the S&P 500 have averaged over 20% in the last six quarters alone. However, we expect both U.S. and global economies to continue to slow, putting pressure on corporate earnings. We do not expect the Federal Reserve Board to ease monetary policy until it sees considerably more weakness in the economy because of the low 3.9% unemployment rate and certain measures of inflation rising. This atmosphere could reduce corporate earnings in two ways: Slower growth could reduce demand for products and services and higher wage and compensation costs, as well as higher energy costs should increase expenses. Further, the strength of the U.S. dollar has dampened the profits of companies doing business in Europe. In our opinion, technology companies are not immune to these factors

                                    EVERGREEN
                               Capital Growth Fund
                           Portfolio Manager Interview

which could make some technology stocks still trading at valuations dramatically higher than the rest of the market, particularly vulnerable.

Within this environment, we remain optimistic about the opportunity available in financially sound, reasonably priced stocks. The last 20-years has provided the greatest period of above average stock returns on record. Unfortunately, periods of spectacular growth do come to an end--but we believe other windows of opportunity continue to exist. Many stocks were overlooked while relatively few stocks reached record-breaking levels. We believe long-term investors can still earn attractive returns by applying time-tested fundamentals to stock analysis. We think the new environment should be healthier for investors over the long-run and look forward to uncovering new opportunities as the stock market makes its transition from euphoria to reality.

                                    EVERGREEN
                                 Evergreen Fund
                    Fund at a Glance as of September 30, 2000

"Our investments ranged from large, integrated energy companies, to exploration and production companies to oil services companies."

                                    Portfolio
                                   Management
                           -------------------------
                                 Jean C. Ledford
                               Tenure: August 1999
                                Richard S. Welsh
                               Tenure: August 1999

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 9/30/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 2000 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------
Portfolio Inception Date: 10/15/1971    Class A   Class B   Class C    Class Y
Class Inception Date                   1/3/1995  1/3/1995  1/3/1995  10/15/1971
Average Annual Returns*
1 year with sales charge                 5.79%      6.82%    8.87%       n/a
1 year w/o sales charge                 11.07%     10.22%   10.23%     11.32%
5 years                                 12.71%     12.79%   13.03%     14.16%
10 years                                15.64%     15.75%   15.75%     16.41%
Maximum Sales Charge                     4.75%      5.00%    2.00%       n/a
                                      Front End     CDSC     CDSC
12-month capital gain
distributions per share                $10.03     $10.03   $10.03     $10.03

* Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

           Evergreen Fund Class A      Consumer Price Index - US     S & P 500 Composite Total Return    Russell 2000
           ----------------------      -------------------------     --------------------------------    ------------
9/30/90             9,525                     10,000                           10,000                    10,000
9/30/91            13,693                     10,339                           13,117                    14,509
9/30/92            14,401                     10,648                           14,566                    15,831
9/30/93            16,682                     10,934                           16,460                    21,080
9/30/94            17,711                     11,258                           17,067                    21,644
9/30/95            22,399                     11,545                           22,143                    26,680
9/30/96            26,444                     11,891                           26,645                    30,184
9/30/97            35,361                     12,148                           37,423                    40,201
9/30/98            33,384                     12,329                           40,807                    32,556
9/30/99            38,506                     12,653                           52,157                    38,765
9/30/00            42,775                     13,095                           59,086                    47,768

Comparison of a $10,000 investment in Evergreen Fund, Class A shares/2/, versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Russell 2000 Index (Russell 2000) and the Consumer Price Index (CPI).

The S&P 500 and the Russell 2000 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

All data is as of September 30, 2000 and is subject to change.

                                    EVERGREEN
                                 Evergreen Fund
                           Portfolio Manager Interview

How did the Fund perform?

The Fund's Class A shares returned 11.07% for the twelve-month period ended September 30, 2000. Fund performance is before deduction of any applicable sales charges. During the same period, the Standard & Poor's 500 Index returned 13.28% and the Russell 2000 Index returned 23.39%. The average return of large cap core funds was 17.80%, according to Lipper Inc., an independent monitor of mutual fund performance.

                                   Portfolio
                                 Characteristics
                                 ---------------
                                (as of 9/30/2000)

Total Net Assets                                                 $1,612,593,910
Number of Holdings                                                          113
Beta                                                                       0.96
P/E Ratio                                                                 36.5x

What was the investment environment like during the period?

Our emphasis on energy stocks and our de-emphasis of consumer cyclical stocks both helped the Fund's returns. We had about twice the weighting in energy-related companies as the S&P 500 Index, and this was a good decision as these stocks surged with the prices of oil and natural gas. Our investments ranged from large, integrated energy companies, to exploration and production companies to oil services companies. Some of the better performers included Exxon Mobil, Apache and Anadarko.

In contrast to energy, consumer cyclical stocks were one of the worst performing areas of the market during the period. Within our cyclical stock selections, we also avoided most retail stocks, which performed poorly.

Our decisions on technology stocks also supported the Fund's performance. We over-weighted technology in the fourth quarter of 1999 and first quarter of 2000, when the sector staged a strong rally. We then went to an under-weighting in technology for the final six months of the fiscal year, and this also worked well as many tech stocks fell in value. Major contributors within the technology portion of the Fund included Sun Microsystems, the leading provider of database and communications servers for the internet, and Nortel, a major telecommunications company. Performance was also helped by the fact that we did not own many of the poorer performers in technology, including Lucent, Yahoo and Xerox. We also were under-weighted in Microsoft, which had disappointing performance during the period.

On the negative side, performance was held back by our weighting in basic materials, which was the worst performing sector in the S&P 500. Two of our larger positions, DuPont and Dow, did poorly, despite a record of accelerating earnings. Cyclical stocks in general were hurt as investors anticipated an economic slowdown arising from the Federal Reserve Board's decisions to raise short-term interest rates several times.

The Fund was under-weighted in the second-worst performing sector, communications, but performance nevertheless was hurt by the poor performance of holdings such as Sprint, Nextel and Qwest.

Our over-weighted position in consumer staples also held back performance. Investments in companies such as Procter and Gamble, Clear Channel Communications, Albertson's and McDonald's all detracted from the Fund's returns.

Financial services stocks turned around during the second half of the fiscal year, but the Fund did not participate fully because of its under-weighted position. However, our holding in international insurer American International Group helped.

                                    EVERGREEN
                                 Evergreen Fund
                           Portfolio Manager Interview

                                  Top 5 Sectors
                                  -------------
                    (as a percentage of 9/30/2000 net assets)

Information Technology                                                    22.6%
Financials                                                                16.2%
Health Care                                                               16.2%
Industrials                                                               11.2%
Energy                                                                     8.6%

                                 Top 10 Holdings
                                 ---------------
                    (as a percentage of 9/30/2000 net assets)

General Electric                                                           6.5%
American International Group, Inc.                                         3.3%
Cisco Systems, Inc.                                                        2.9%
Exxon Mobil Corp.                                                          2.8%
Sun Microsystems, Inc.                                                     2.6%
Citigroup, Inc.                                                            2.6%
Intel Corp.                                                                2.5%
EMC Corp.                                                                  2.4%
Pfizer, Inc.                                                               2.1%
Time Warner, Inc.                                                          2.0%

What is your outlook for the future?

We see both uncertainties and opportunities.

A series of unanswered questions hover over the economy, including the effect of the elections, high energy prices, the tensions in the Middle East and the continued poor performance of the euro, which affects many U.S. companies with international operations.

While we have reduced our technology position, we still like some traditional growth industry leaders including Cisco Systems, EMC and Sun Microsystems, as well as some newer companies such as Juniper and Veritas Software. We also see opportunities in health care, where many companies had earnings acceleration during the third quarter of 2000.

Despite these questions, the economy continues to grow at a healthy pace, even if not as fast as it did six months ago, and we believe there will continue to be good opportunities in the stock market.

                                    EVERGREEN
                                   Growth Fund
                    Fund at a Glance as of September 30, 2000

"We think small-cap stocks continue to offer exceptional opportunity, however, we think it will become increasingly difficult to capture the returns we have witnessed over the past few years."

                                    Portfolio
                                   Management
                         -----------------------------
                             Theodore W. Price, CFA
                               Tenure: April 1985
                             Jeffrey Drummond, CFA
                                Tenure: May 1993
                                Linda Ziglar, CFA
                             Tenure: September 1991

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 9/30/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 2000 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, B and Y prior to their inception is based on the performance of Class C, the original class offered. These historical returns for Classes A and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes A and Y would have been higher.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------
Portfolio Inception Date: 4/15/1985   Class A    Class B    Class C     Class Y
Class Inception Date                 6/5/1995  10/18/1999  4/15/1985  11/19/1997
Average Annual Returns*
1 year with sales charge              57.15%      58.99%     61.79%       n/a
1 year w/o sales charge               65.01%      63.99%     63.79%     65.47%
5 years                               17.78%      17.83%     18.01%     18.48%
10 years                              20.40%      20.50%     20.49%     20.65%
Maximum Sales Charge                   4.75%       5.00%      2.00%       n/a
                                    Front End      CDSC       CDSC
12-month capital gain
distributions per share               $0.87       $0.87      $0.87      $0.87

* Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]
                  Growth Fund
                    Class C          Consumer Price Index - US     Russell 2000
                 -------------       -------------------------     ------------
9/30/90              10,000                    10,000                 10,000
9/30/91              15,608                    10,339                 14,509
9/30/92              17,084                    10,648                 15,831
9/30/93              21,623                    10,934                 21,080
9/30/94              21,947                    11,258                 21,644
9/30/95              28,182                    11,545                 26,680
9/30/96              36,125                    11,891                 30,184
9/30/97              45,031                    12,148                 40,201
9/30/98              34,844                    12,329                 32,556
9/30/99              39,378                    12,653                 38,765
9/30/00              64,484                    13,095                 47,768


Comparison of a $10,000 investment in Evergreen Growth Fund, Class C shares/2/, versus a similar investment in the Russell 2000 Index (Russell 2000) and the Consumer Price Index (CPI).

The Russell 2000 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of September 30, 2000 and is subject to change.

                                    EVERGREEN
                                   Growth Fund
                           Portfolio Manager Interview

How did the Fund perform?

The Fund's Class C Shares returned 63.79% for the twelve-month period ended September 30, 2000, more than doubling the return of its benchmark, the Russell 2000 Index, which returned 23.39% during the same period. Fund returns are before the deduction of applicable sales charges. We attribute the Fund's strong performance to careful stock selection. The Fund invests in small capitalization companies, employing a rigorous, highly disciplined "bottom-up" method of security selection.

                                    Portfolio
                                 Characteristics
                                 ---------------
                                (as of 9/30/2000)

Total Net Assets                                                   $696,986,615
Number of Holdings                                                          136
Beta                                                                       1.05

What was the Fund's investment environment like?

The environment was extremely challenging. Prices were volatile, often sharp, making sudden changes based on rumors and innuendoes. Trends that had prevailed in 1999 and the beginning of 2000--particularly the meteoric rise of dotcom companies--reversed course through much of the rest of the Fund's fiscal period. The dotcoms fell out of favor with investors after having traded at prices as high as 100 times sales. Many of those companies had little or no earnings. In contrast, a lot of cash flowed into Energy and Health Care. Energy, of course, benefited from rising oil prices; and Health Care, as a sector, rebounded after dramatically underperforming in 1999 and early 2000.

What strategies did you use in managing the Fund?

We selected stocks based on both quantitative and qualitative factors. The Fund's team of five investment professionals is assigned different sectors and each person is responsible for the performance of his or her sector. Among other factors, we look for companies that consistently have above average earnings, ample cash flow and only limited debt. We also actively manage the Fund--we will continue to hold a stock only as long as it meets our criteria. If there is a negative earnings surprise, or if a company changes businesses, indicating to us that the original business may be experiencing some problems, we will sell the Fund's position in that stock. Also, we will pare back a position if it becomes more than two percent of net assets.

What sectors had the greatest impact on the Fund's performance?

The sectors contributing the most to performance were Technology, Energy and Health Care. While Broadcasting, in general, detracted from returns, we were out of the sector by the beginning of 2000. We adjusted the Fund's total position in technology stocks throughout the period. Technology stocks comprised between 30% and 50% of net assets at any given time. In addition to those holdings being extremely strong performers, we stayed away from internet stocks because of their general lack of earnings, thus the Fund avoided the price volatility experienced by that sector.

                                    EVERGREEN
                                   Growth Fund
                           Portfolio Manager Interview

                                  Top 5 Sectors
                                  -------------
                    (as a percentage of 9/30/2000 net assets)

Information Technology                                                    28.7%
Industrials                                                               18.5%
Health Care                                                               17.0%
Energy                                                                     7.5%
Consumer Discretionary                                                     6.6%

                                 Top 10 Holdings
                                 ---------------
                    (as a percentage of 9/30/2000 net assets)

Polycom, Inc.                                                              1.9%
Benchmark Electronics, Inc.                                                1.7%
Shaw Group, Inc.                                                           1.6%
Sipex Corp.                                                                1.6%
Oak Technology, Inc.                                                       1.6%
Core Laboratories                                                          1.4%
Elantec Semiconductor, Inc.                                                1.4%
C&D Technologies                                                           1.4%
Pride Intl., Inc.                                                          1.3%
Advanced Fibre Communications, Inc.                                        1.2%

What is your outlook for small-cap stocks?

We think small-cap stocks continue to offer exceptional opportunity, however, we think it will become increasingly difficult to capture the returns we have witnessed over the past few years. We anticipate slower economic growth, which will cause us to focus even harder on earnings. We are particularly cautious about technology stocks, although we think there is still opportunity in that sector. We also are optimistic about health care and biotechnology and with higher oil prices, we think the energy sector will continue to do well.

A significant development for investors was the passage of Regulation F.D. (Full Disclosure), which became effective at the end of October 2000. The Regulation seeks to make information available to everybody, rather than a limited number of investors. Basically, the Regulation states that if a company does not make information available to everyone, it can make information available to no one. While investors eventually will adjust to the new flow of information, we would not be surprised to see a bit more volatility in the market over the near-term, as the challenge of following corporate developments increases.

                                    EVERGREEN
                            Large Company Growth Fund
                        (Formerly Strategic Growth Fund)
                    Fund at a Glance as of September 30, 2000

"As the economy shows more signs of slowing, we believe consumers may begin to feel less secure, so we have reduced our investments in consumer-related stocks, including those of retail and media companies."

                                   Portfolio
                                  Management
                            -----------------------

                           Maureen E. Cullinane, CFA
                              Tenure: April 1995

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 9/30/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 2000 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C, and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. The 12b-1 fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns for Classes A and Y would have been lower.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------
Portfolio Inception Date: 9/11/1935    Class A    Class B    Class C    Class Y
Class Inception Date                  1/20/1998  9/11/1935  1/22/1998  6/30/1999
Average Annual Returns*
1 year with sales charge                26.84%     26.99%     30.08%      n/a
1 year w/o sales charge                 33.16%     31.99%     32.08%    33.34%
5 years                                 21.69%     21.98%     21.98%    23.18%
10 years                                19.73%     19.69%     19.36%    20.61%
Maximum Sales Charge                     4.75%      5.00%      2.00%      n/a
                                      Front End     CDSC       CDSC
12-month capital gain
distributions per share                 $1.80      $1.80      $1.80     $1.80

* Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

             Large Company Growth Class B      Consumer Price Index - US     Russell 1000 Growth    S & P 500 Composite Total Return
             ----------------------------      -------------------------     -------------------    --------------------------------
9/30/90                 10,000                        10,000                     10,000                       10,000
9/30/91                 13,644                        10,339                     13,866                       13,117
9/30/92                 14,424                        10,648                     15,374                       14,566
9/30/93                 18,592                        10,934                     16,293                       16,460
9/30/94                 18,665                        11,258                     17,244                       17,067
9/30/95                 22,179                        11,545                     22,795                       22,143
9/30/96                 24,256                        11,891                     27,672                       26,645
9/30/97                 34,041                        12,148                     37,716                       37,423
9/30/98                 35,387                        12,329                     41,903                       40,807
9/30/99                 45,707                        12,653                     56,507                       52,157
9/30/00                 60,325                        13,095                     69,735                       59,086

Comparison of a $10,000 investment in Evergreen Large Company Growth Fund, Class B shares/2/, versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth), the Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The Russell 1000 Growth and the S&P 500 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of September 30, 2000 and is subject to change.

                                    EVERGREEN
                            Large Company Growth Fund
                        (Formerly Strategic Growth Fund)
                           Portfolio Manager Interview

How did the Fund perform?

For the twelve-month period ended September 30, 2000, Evergreen Large Company Growth Fund (formerly Strategic Growth Fund) Class B shares returned 31.99%. Returns are before deduction of any applicable sales charges. During the same twelve- month period, the Russell 1000 Growth Index returned 23.43% and the Standard & Poor's 500 Index returned 13.28%. The median return of large company growth funds was 27.07%, according to Lipper Inc., an independent monitor of mutual fund performance.

                                    Portfolio
                                 Characteristics
                                 ---------------
                                (as of 9/30/2000)

Total Net Assets                                                 $1,185,822,233
Number of Holdings                                                           62
Beta                                                                       1.04
P/E Ratio                                                                 37.9x

What was the investment environment like during the twelve-month period?

The environment changed dramatically from the first half of the year to the second half. During the first six months, we had an excellent environment for the growth style of investing, with an expanding economy and very little evidence of inflation. Technology stocks, including internet infrastructure, semi-conductor manufacturers and software companies, did extraordinarily well.

Behind the scenes, however, the Federal Reserve Board was growing increasingly uneasy about the rapid pace of economic growth and the possibility that inflationary pressures could rise. As a result, the Federal Reserve Board raised short-term rates several times in an effort to slow the rate of economic growth. Concerns about whether the Federal Reserve Board would be successful created uncertainty in the market, contributing to considerable volatility during the second half of the year. By the end of the period, however, it had become increasingly evident that the higher interest rates were effective and that economic growth was beginning to slow. At the same time, energy prices increased much faster than anyone expected, acting almost as a tax on the consumer. Meanwhile, the dramatic decline of the European currency, the euro, on international currency exchanges and the coming federal elections created more uncertainty in the market. With all these worries, investors questioned the valuations of stocks, and the markets showed increased volatility. Many of the stocks that suffered the most were in the technology industries that had performed so well early in the twelve-month period.

What were your principal investment strategies?

We have maintained a long-term strategy of investing in companies with consistent records of earnings growth over extended periods of time. We also tried to take advantage of two long-term trends in the economy: productivity improvements in American industry and the aging of the American population.

Early in the fiscal year, we emphasized technology companies in pursuing the productivity theme. We had about 50% of net assets invested in technology-related companies. In the second half of the year, we reduced our emphasis on technology. Many technology stocks had reached very high valuations, and investors began realizing that as economic growth started to slow, many technology stocks were vulnerable to changes in the business cycle. We reduced our commitment to commodity-type technology companies such as

                                    EVERGREEN
                            Large Company Growth Fund
                        (Formerly Strategic Growth Fund)
                           Portfolio Manager Interview

hardware and semiconductor companies. However, we continued to favor software service companies and companies involved in fiber optics networks for telecommunications.

As the fiscal year progressed, we added to our positions in health care stocks, which are tied to the "graying of America" theme. Despite political controversies over Medicare funding and the costs of drugs, health care stocks improved in performance in 2000. We have invested in major pharmaceutical companies, specialty and generic manufacturers, and health care products distributors.

We also increased our emphasis on energy companies during the second half of the fiscal year. Helped by rising oil and natural gas prices, energy stocks also acted as a hedge against the more volatile technology sector. With a backdrop of low inventories and political uncertainties in the Middle East, we believe oil and natural gas prices will remain high, which should be favorable for industry earnings and exploration and production activities.

                                  Top 5 Sectors
                                  -------------
                    (as a percentage of 9/30/2000 net assets)

Information Technology                                                    36.1%
Health Care                                                               19.1%
Industrials                                                               10.6%
Financials                                                                10.4%
Energy                                                                    10.0%

What were some of the companies that contributed to the Fund's performance?

In technology, the Fund benefited from the performance of SanDisk, which produces memory chips for mobile phones, digital cameras and other small devices. Microchip Technology, which produces programmable semiconductor chips used in a variety of products and appliances, also supported Fund returns.

In health care, two of the better performers were major pharmaceutical companies. One was Pharmacia, whose growth prospects improved with the acquisition of Searle from Monsanto. The other was Shire Pharmaceuticals, an international company based in the United Kingdom which has been developing drugs for Attention Deficit Syndrome and Alzheimer's Disease.

In energy, Anadarko Petroleum, an exploration and production company, did very well for the Fund.

                                 Top 10 Holdings
                                 ---------------
                    (as a percentage of 9/30/2000 net assets)

Gen. Elec. Co.                                                             4.0%
Cisco Sys., Inc.                                                           3.7%
American Home Products, Corp.                                              3.6%
EMC Corp.                                                                  3.1%
Intl. Business Machines Corp.                                              2.8%
Paychex, Inc.                                                              2.6%
Exxon Mobil Corp.                                                          2.6%
Tyco Intl., Ltd.                                                           2.5%
Veritas Software Corp.                                                     2.5%
American International Group, Inc.                                         2.4%

What is your investment outlook?

In the near term, we believe stock valuations are becoming more attractive than they have been recently, although successful investors must be more selective than they needed to be in late 1999 and early 2000. As the economy shows more signs of slowing, we believe consumers may begin to feel less secure, so we have reduced our investments in consumer-related stocks, including those of retail and media companies.

                                    EVERGREEN
                            Large Company Growth Fund
                        (Formerly Strategic Growth Fund)
                           Portfolio Manager Interview

We anticipate that technology and health care will continue to be important themes in the economy. Despite our reduction in technology holdings, we remain confident about the long-term potential in the sector and we expect there may be attractive opportunities for investment in the final quarter of 2000. We believe corporations will continue to invest in technology tools that can help them improve their productivity and become more competitive. We also believe there will be opportunities in the companies that provide products and services for the baby boomer generation as it grows older.

The performance of equities has been outstanding for more than a decade. It may be time to adjust our expectations closer to the long-term market averages of 7%-to-10% returns a year, rather than the more than 20% returns to which we may be accustomed.

                                    EVERGREEN
                                  Masters Fund
                    Fund at a Glance as of September 30, 2000

"During the twelve months, we maintained our investment approach of seeking great companies with outstanding business prospects that were selling at attractive valuations."

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 9/30/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 2000 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates). The returns reflect expense limits previously in effect, without which returns would have been lower. The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders. Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations. Risks of international investing are magnified in emerging or developing markets.

U.S. Government guarantees apply only to the underlying securities of the Fund's portfolio and not the Fund's shares. Smaller capitalization stock investing may offer the potential for greater long-term results, however, it is also generally associated with greater price volatility due to the higher risks of failure.
All data is as of September 30, 2000 and is subject to change.

--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/1/
--------------------------------------------------------------------------------
Portfolio Inception Date: 12/31/1998   Class A    Class B    Class C    Class Y
Class Inception Date                 12/31/1998 12/31/1998 12/31/1998 12/31/1998
Average Annual Returns*
1 year with sales charge                25.31%     25.57%     28.50%     n/a
1 year w/o sales charge                 31.54%     30.57%     30.50%    31.78%
Since Portfolio Inception               14.09%     14.50%     15.94%    17.57%
Maximum Sales Charge                     4.75%      5.00%      2.00%     n/a
                                      Front End     CDSC       CDSC

* Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                 Masters Fund
                    Class A        Consumer Price Index - US    S & P 500 Composite Total Return     S & P 400 Midcap Total Return
                --------------     -------------------------    --------------------------------     -----------------------------
12/31/98             9,525                   10,000                          10,000                             10,000
 3/31/99             9,306                   10,067                          10,500                              9,362
 6/30/99            10,134                   10,140                          11,240                             10,687
 9/30/99             9,572                   10,244                          10,537                              9,790
12/31/99            11,829                   10,268                          12,105                             11,472
 3/31/00            12,630                   10,445                          12,383                             12,928
 6/30/00            12,496                   10,519                          12,054                             12,502
 9/30/00            12,590                   10,602                          11,937                             14,020

Comparison of a $10,000 investment in Evergreen Masters Fund, Class A shares/2/, versus a similar investment in the Standard & Poor's 500 Index (S&P 500), the Standard & Poor's 400 Mid-Cap Index (S&P 400), and the Consumer Price Index
(CPI).

The S&P 500 and the S&P 400 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

                                    EVERGREEN
                                  Masters Fund
                           Portfolio Manager Interview

How did the Fund perform?

For the twelve-month period ended September 30, 2000, the Fund's Class A returned 31.54%, unadjusted for any applicable sales charge. In comparison, the S&P 500 Index generated a 13.28% return and the S&P Mid-Cap 400 Index produced a 43.22%. The Fund's twelve-month performance reflects the varied performance of the four portfolios that compose the Fund.

                                    Portfolio
                                 Characteristics
                                 ---------------
                                (as of 9/30/2000)

Total Net Assets                                                   $341,974,787
Number of Holdings                                                          559
Beta                                                                        n/a
P/E Ratio                                                                 16.0x

What was the investment environment like during the period?

The fiscal year started on a strong note. The economic environment for stocks could not have been better. Economic growth was strong, inflation was contained, unemployment was low and consumer spending was up. Even the Federal Reserve Board's tight monetary policy of raising short-term interest rates could not dampen investor enthusiasm for stocks. As a result, stock prices rose significantly. The upward trend in stock prices was driven largely by what has come to be known as "new economy" stocks in the technology, telecommunications and media sectors. Such stocks had dominated the market for more than a year.

                                  Top 5 Sectors
                                  -------------
                    (as a percentage of 9/30/2000 net assets)

Information Technology                                                    30.2%
Energy                                                                    12.9%
Health Care                                                               12.2%
Industrials                                                               12.1%
Consumer Discretionary                                                     9.2%

                                 Top 10 Holdings
                                 ---------------
                   (as a percentage of 9/30/2000 net assets)

VeriSign, Inc.                                                             2.0%
VISX, Inc.                                                                 1.9%
Gen. Elec. Co.                                                             1.9%
Checkfree Corp.                                                            1.7%
American Tower Sys. Corp., Class A                                         1.6%
Newfield Exploration Co.                                                   1.5%
United Therapeutics Corp.                                                  1.5%
EOG Res., Inc.                                                             1.5%
Cisco Sys., Inc.                                                           1.4%
Internet Security Sys., Inc.                                               1.4%

In the first quarter of 2000, market sentiment began to change. Investors became concerned that the high valuations of some stocks were unsustainable. In addition, economic data began to indicate that the Federal Reserve Board's rising interest-rate policy was having the desired effect of slowing the pace of economic growth. Investors reasoned that slower growth would lead to weaker corporate profits and, ultimately, to declining stock prices. Added to this mix of concerns were higher oil prices. The investment environment had changed dramatically, and investors began taking profits, particularly in the technology area of the market. A downturn in technology stocks led to a broad-based decline in other market sectors. As investors rotated out of technology stocks, they sought opportunities in more traditional areas of the

                                    EVERGREEN
                                  Masters Fund
                           Portfolio Manager Interview

market where valuations were more attractive. For weeks, there was a tug-of-war between new economy and more traditional "old-economy" stocks. Technology issues would rally for a short time and prices on more traditional stocks would tumble. Then investors would reverse course, and old economy stocks would take the lead at the expense of new economy issues.

Toward the end of the fiscal year, it appeared that economic growth had slowed sufficiently to keep the Federal Reserve Board from raising rates again. Because the Federal Reserve Board took no action on interest rates in August 2000, many investors believed that the Federal Reserve Board's interest rate-raising cycle was finished. Even though interest rates stabilized, stubbornly high oil prices, weak earnings reports and the steep decline of the euro in relation to the U.S. dollar had the market on edge. Volatility persisted. Nevertheless, most major market indices ended the fiscal year with positive returns.

                                    EVERGREEN
                                  Masters Fund
                          Portfolio Manager Interview*

                                    Portfolio
                                   Management
                          ----------------------------

                                 Evergreen Team

During the fiscal year ended September 30, 2000, the market environment for mid-cap value stocks changed dramatically. For approximately the first six months of the period, value stocks were out of favor with investors, as high-flying growth stocks--particularly those in the technology area--took the lead. When it appeared that growth stocks became overvalued, investors began selling their growth shares and turned their attention to bargain priced value stocks. As a result, returns on value stocks rose significantly.

During the twelve months, we maintained our investment approach of seeking great companies with outstanding business prospects that were selling at attractive valuations. Early in the period, we built up the technology portion of the Portfolio. At first we favored semiconductor stocks because we expected them to benefit from the build-out of the cellular and wireless telephone industry. When we felt that semiconductor stocks had become fully valued, we reduced the Portfolio's position in that area of the market and invested in select software companies that we believe have the potential to perform well over the long-term and that are more defensive than semiconductor companies. At 25% of portfolio assets, technology stocks accounted for the portfolio's largest sector weighting on September 30, 2000.

As economic data began to signal a slowdown in the pace of economic growth, it became apparent that the Federal Reserve Board was at or near the end of its interest rate-raising cycle. Therefore, we took a defensive approach in managing the Portfolio. We sought opportunities in sectors that tend to perform well in virtually any economic environment and in areas that had not participated in the stock market's upward momentum during 1999. We maintained the Portfolio's commitment to financial stocks because these stocks tend to do well during periods of stable or declining interest rates. The financial stocks in the Portfolio were strong contributors to performance. At the end of the fiscal year, financial stocks accounted for 18% of the Portfolio's net assets, which is higher than the 11% financial weighting in the S&P MidCap 400 Index, the Portfolio's benchmark.

Over the course of the fiscal year, we invested in a number of defense and utility companies. We added General Dynamics, Lockheed Martin and L-3 Communications Holdings in the defense sector. These stocks significantly boosted performance.

In the Utilities area, we purchased shares of Dynergy, the Portfolio's largest holding, and Calpine, an electric power producer. While these individual utility companies helped the Portfolio generate strong gains, we believe performance was held back by the relatively few utility positions in the Portfolio. At a time when the utility sector rose approximately 28%, the Portfolio's 6% utility weighting was significantly less than the 11% weighting in the S&P MidCap 400 Index.

As oil prices rose during the period, the Portfolio's energy holdings greatly enhanced performance. We emphasized oil field services companies that would benefit from increased drilling for petroleum reserves. In the energy sector, we added oil exploration and production companies, such as Transocean Sedco Forex, Gran Prideco, BJ Services and Diamond Offshore Drilling.

We reduced the number of consumer cyclical companies in the Portfolio. In this area, we cut back on retail companies whose profits may decline in an economic slowdown. Consumer spending accounts for two-thirds of the economy's growth, and as economic growth slows, we expect consumers to cut back on their discretionary spending. Therefore, we sold companies in the furniture and housing areas of the

                                                                    ------------
                 *This discussion represents the Evergreen Team's portion of the
                                                         Masters Fund portfolio.

                                    EVERGREEN
                                  Masters Fund
                          Portfolio Manager Interview*

market. We added stocks, such as CVS and Family Dollar, retail chains that sell consumer staples--or goods that consumers tend to purchase in any economic environment.

As we move into the final months of 2000, we expect economic growth to continue to slow. Slower economic growth tends to lead to lower corporate profits and, ultimately, to lower stock prices. While we realize that mid-cap stocks may be more sensitive to a weaker economy than larger companies, we believe that the defensive nature of the Portfolio should offer a measure of downside protection in a volatile market. While we think that the recent turbulence in the market may continue in the short-term, we view such turbulence as an opportunity to purchase shares of outstanding companies at reduced prices. We see good values in the mid-cap sector of the market and many opportunities for positive performance in the months ahead. We expect the economy will weaken enough so that the Federal Reserve Board will ease monetary policy. This development would make consumer cyclical stocks more attractive to us.

------------
*This discussion represents the Evergreen Team's portion of the Masters Fund portfolio.

                                    EVERGREEN
                                  Masters Fund
                          Portfolio Manager Interview*

                                    Portfolio
                                   Management
                          ----------------------------

                                    MFS Team

During the period, the portfolio's strategic position in rapidly growing, reasonably valued companies helped bolster performance as "Value" stocks outperformed "Growth" stocks across all market capitalizations. However, the portfolios strategic position in smaller mid-cap companies detracted from performance as smaller cap indices underperformed larger cap indices.

Stock selection within the Technology sector provided the greatest contribution to the portfolio's return during the quarter. Positions in Emulex, MMC Networks, Sipex, and VeriSign performed very well. Shares of Emulex rose after the maker of computer cards that speed data transmission reported second quarter sales and profit that exceeded forecasts. MMC Networks, a developer of network processors, surged after reporting strong revenues and signing a definitive agreement to merge with Applied Micro Circuits, a semiconductor company. The position was subsequently sold from the portfolio. Sipex, an integrated-circuit maker, rose after beating profit estimates. And VeriSign, the internet security company that recently bought Network Solutions, quadrupled sales and performed well despite the fact that their second-quarter loss widened on acquisition costs.

The portfolio's under-weighting in Technology also contributed to performance as internet, PC, and electronic companies dragged the sector down. Another contributor to performance was a substantial over-weighting in Energy, as the entire sector continued to benefit from positive trends including record prices for oil and gas and a pronounced supply and demand imbalance.

Stock selection in health care was the single greatest detractor from performance as our holdings suffered in an otherwise healthy sector. Positions in Cytyc Corp and United Therapeutics detracted the most. Cytyc Corp, the maker of tests that screen women for cervical cancer, slid during the quarter after reporting lower than expected profit growth due to its increased marketing expenditures. United Therapeutics, a pharmaceutical company developing drugs for cardiovascular problems, dropped during the quarter even though losses were consistent with management's expectations. We believe that both companies have promising products in the pipeline and solid fundamentals that will allow them to rebound strongly and become industry leaders.

Our under-weighting in Financial Services detracted from performance as several bank and credit companies within the index rallied. Finally, positions in CSG Systems and Nova Corp within the Business Services sector hurt performance. CSG fell dramatically in the final days of the quarter after AT&T brought a contractual dispute regarding CSG's capabilities to arbitration. Nova Corp. tumbled after the merchant processing company warned second quarter revenue likely fell below analysts' estimates as it handled fewer credit card bills and transactions.

In general, high oil prices, a slumping euro, and high-profile tech sector earnings disappointments were the big stories driving the market's recent movements. To be sure, if these trends continue in their current path, it could spell more trouble for financial markets. That said, in our judgement, there are positive forces that could ultimately lead to a recovery of the euro, to stable to slightly lower oil prices, and to a generally strong outlook for corporate earnings.

While rising oil prices put pressure on the ability of many companies to keep prices low, we believe the pace of U.S. economic growth is moderating, reducing the threat of higher inflation and further rate hikes by the Federal Reserve Board. A raft of economic data released in September continued to portray an economy gliding toward a soft landing of slower growth and stable prices. The U.S. Department of

                                                                    ------------
               *This discussion represents the MFS Team's portion of the Masters
                                                                 Fund portfolio.

                                    EVERGREEN
                                  Masters Fund
                          Portfolio Manager Interview*

Labor reported that the Consumer Price Index (CPI) fell 0.1% in August, after gaining 0.2% the previous month, the first decline in more than 14 years. Excluding volatile food and energy prices, the core CPI gained a modest 0.2% for the fifth consecutive month.

In addition, unless the Organization of Petroleum Exporting Countries (OPEC) disrupts production, we don't believe oil prices are sustainable at much above $30 per barrel. According to our research, oil production is up over 4% from a year ago and is beginning to catch up to demand. So we feel that oil prices are close to peaking.

Turning to the euro, we believe European economic conditions should remain good. The moderation in U.S. economic activity suggests that the investment environment in Europe is improving relative to that of the United States. In our view, the European Central Bank is at or near the end of its interest-rate tightening cycle, which could support the euro and reduce fears that European economic growth will stall.

------------
*This discussion represents the MFS Team's portion of the Masters
Fund portfolio.

                                    EVERGREEN
                                  Masters Fund
                          Portfolio Manager Interview*

                                    Portfolio
                                   Management
                          ----------------------------

                                Oppenheimer Team

During September 2000, evidence continued to mount that the rate of economic growth is slowing: several prominent economists have now trimmed their estimates for 2001. Also, estimates of aggregate corporate earnings growth have been cut for the second half of 2000 and 2001; many of the cuts for specific companies have been quite severe.

There are several reasons behind the slowdown which include, the cumulative effect of the Federal Reserve Board's tightenings, higher energy costs and the now-decelerating pace of capital spending on technology. Reflecting these developments, in September 2000 the stock market fared poorly. Value-type stocks held up much better than growth-type stocks.

The Fund's relatively good performance this year can be attributed primarily to the success of our bottom-up stock selection models. Our quantitative stock scoring system has been very effective this year, especially in the Technology sector, which carries the biggest weight in the Fund, and in the Energy sector, in which we are most over-weighted relative to the benchmark. It is important to note that our quantitative stock selection models have been developed, tested and successfully employed for many years but that they are constantly evolving and being improved. During the past twelve months, we have completed several important research projects and incorporated new factors into our models.

Sector weightings are important in analyzing performance attribution, but they are secondary to stock selection in our investment process. So far this year, our sector weighing decisions have had mixed success. On the positive side, we have been significantly over-weighted in Energy, which has performed very well and under-weighted in Communications Services, which has lagged. On the other hand, our over-weighting in Consumer Cyclicals and our under-weighted position in Financials and Health Care have hurt our performance. In the very important and volatile Technology sector we have navigated through a difficult period relatively well. We started the year under-weighted in Technology relative to the Russell 1000. This hurt our performance in the first quarter but was very helpful during the sharp technology correction during April and May.

In the current environment, attractiveness of mega-cap stocks (roughly the 40 largest companies) appears less favorable than typical large-cap or mid-cap stocks. Also, the developing environment, with a risk of disappointing corporate earnings, would appear to be more favorable for higher-quality stocks than lower-quality ones. These are both themes which we are working to incorporate into the Evergreen Masters Fund currently.

                                                                    ------------
               *This discussion represents the Oppenheimer Team's portion of the
                                                         Masters Fund portfolio.

                                    EVERGREEN
                                  Masters Fund
                          Portfolio Manager Interview*

                                    Portfolio
                                   Management
                          ----------------------------

                                   Putnam Team

Following the euphoria that propelled the U.S. equity market in the final quarter of 1999, the market's tone turned more somber in 2000. Though, still trending positive, market volatility reached extreme levels in the first quarter as dramatic shifts occurred within single weeks and even days. April opened with a hair-raising decline of the technology-laden Nasdaq Composite--the index lost nearly 30% before bouncing back to end the second quarter with a loss of 13%--which coincided with the government's ruling against Microsoft in its antitrust case. Technology remained lackluster and out of favor through the end of the fund's fiscal year.

Hoping to induce a soft landing in response to robust economic strength, the Federal Reserve Board raised interest rates three times in the Fund's fiscal year; the final 50 basis-point increase in May equaled the two first-quarter rate hikes combined. This capped a spate of six tightenings over a twelve-month period. By June, a slowdown in retail sales, coupled with other early indications of a cooling economy, left the Federal Reserve Board on the sidelines.

After a long period of growth stock dominance, value stocks have assumed a position of market leadership. Market preference shifted from small-cap stocks in the first quarter of 2000 to the relative stability of large-cap stocks in the second, but small-caps regained the roost by September's end. The safe haven of utilities has recently garnered investor favor, ending the third quarter 2000 as the leading sector of the S&P 500.

Rising oil prices and the weakening euro have arisen as two negative factors for the U.S. equity market. Oil prices have risen 20% in 2000 and more than 60% in the past twelve months. Higher energy costs have begun to exert a negative impact on corporate profits and consumer spending. Since its introduction in January 1999, the euro has lost 25% of its value; roughly half of that loss has occurred in 2000. While intervention efforts in late September brought a measure of stability to the beleaguered currency, a number of companies pre-announced negative earnings surprises during the third quarter due to unfavorable currency translation effects and focused investor attention on the profitability of large multinationals that derive significant earnings from the eurozone.

Historically, the impact of Federal Reserve interest-rate tightenings occurs twelve months after they are enacted. Given the six rate hikes over the past 18 months, an economic slowdown could be a negative factor for equity markets. We anticipate a continuation of the moderating-growth, low-inflation environment in the U.S. for the remainder of 2000. Absent any new strong inflationary signs, we believe it is unlikely that the Federal Reserve Board will raise rates again this year, due to the upcoming presidential election and signs that productivity remains strong while inflation, with the exception of oil prices, remains steady.

Over the near-term, we are focusing on communications equipment, semiconductors, software and electronic components within technology; entertainment, cable programming, broadcasting, and media within consumer staples; and the conglomerates Tyco and General Electric. We intend to underweight cellular and long-distance carriers within communications services and general merchandise, retail, and specialty retail within consumer cyclicals.

Our philosophy for managing our portion of the portfolio remains constant: We believe that a strategy of systematic selection of high-quality growth stocks, combined with rigorous risk management and a disciplined sell process, will generate attractive risk-adjusted returns over the course of a market cycle.

------------
*This discussion represents the Putnam Team's portion of the 28 Masters Fund portfolio.

                                    EVERGREEN
                                   Omega Fund
                    Fund at a Glance as of September 30, 2000

"Despite our reduction in technology holdings, we remain confident about the long-term potential in the sector and we expect there may be attractive opportunities for investment in the final quarter of 2000."

                                    Portfolio
                                   Management
                          ----------------------------

                           Maureen E. Cullinane, CFA
                               Tenure: April 1989

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 9/30/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 2000 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B, C, and Y prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

The health care and technology sectors in which the Fund invests are in a period of unusually strong performance. These sectors' performance may not be expected to continue.

--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------
Portfolio Inception Date: 4/29/1968     Class A    Class B   Class C   Class Y
Class Inception Date                   4/29/1968  8/2/1993  8/2/1993  1/13/1997
Average Annual Returns*
1 year with sales charge                 42.70%     43.72%    46.73%      n/a
1 year w/o sales charge                  49.83%     48.72%    48.73%    50.17%
5 years                                  24.36%     24.41%    24.56%    25.76%
10 years                                 22.08%     21.95%    21.97%    22.76%
Maximum Sales Charge                      4.75%      5.00%     2.00%      n/a
                                       Front End     CDSC      CDSC
12-month capital gain
distributions per share                  $0.99      $0.99     $0.99     $0.99

* Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                  Omega Fund
                   Class A        Consumer Price Index - US     S & P 500 Composite Total Return      Russell 1000 Growth
                 ------------     -------------------------     --------------------------------      -------------------
9/30/90              9,525                  10,000                           10,000                          10,000
9/30/91             13,906                  10,339                           13,117                          13,866
9/30/92             14,714                  10,648                           14,566                          15,374
9/30/93             19,658                  10,934                           16,460                          16,293
9/30/94             18,429                  11,258                           17,067                          17,244
9/30/95             23,541                  11,545                           22,143                          22,795
9/30/96             26,588                  11,891                           26,645                          27,672
9/30/97             33,659                  12,148                           37,423                          37,716
9/30/98             35,150                  12,329                           40,807                          41,903
9/30/99             49,063                  12,653                           52,157                          56,507
9/30/00             73,509                  13,095                           59,086                          69,735

Comparison of a $10,000 investment in Evergreen Omega Fund, Class A shares/2/, versus a similar investment in the Russell 1000 Growth Index (Russell 1000 Growth), and the Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The Russell 1000 Growth and the S&P 500 are unmanaged market indices which do not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.
Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of September 30, 2000 and is subject to change.

                                    EVERGREEN
                                   Omega Fund
                           Portfolio Manager Interview

How did the Fund perform?

For the twelve-month period ended September 30, 2000, Evergreen Omega Fund's Class A shares returned 49.83% before deduction of any applicable sales charges. During the same twelve-month period, the Russell 1000 Growth Index returned 23.43% and the Standard & Poor's 500 Index returned 13.28%. The median return of multi-cap growth funds was 49.28%, according to Lipper Inc., an independent monitor of mutual fund performance.

                                    Portfolio
                                 Characteristics
                                 ---------------
                                (as of 9/30/2000)

Total Net Assets                                                 $2,524,146,785
Number of Holdings                                                           82
Beta                                                                       0.98
P/E Ratio                                                                 38.3x

What was the investment environment like during the twelve-month period?

The environment changed dramatically from the first half of the year to the second half. During the first six months, we had an excellent environment for the growth style of investing, with an expanding economy and very little evidence of inflation. Technology stocks, including internet infrastructure, semi-conductor manufacturers and software companies, did extraordinarily well.

Behind the scenes, however, the Federal Reserve Board was growing increasingly uneasy about the rapid pace of economic growth and the possibility that inflationary pressures could rise. As a result, the Federal Reserve Board raised short-term rates several times in an effort to slow the rate of economic growth.

Concerns about whether the Federal Reserve Board would be successful created uncertainty in the market, contributing to considerable volatility during the second half of the year. By the end of the period, however, it had become increasingly evident that the higher interest rates were effective and that economic growth was beginning to slow. At the same time, energy prices increased much faster than anyone expected, acting almost as a tax on the consumer. Meanwhile, the dramatic decline of the European currency, the euro, on international currency exchanges and the coming federal elections created more uncertainty in the market. With all these worries, investors questioned the valuations of stocks, and the markets showed increased volatility. Many of the stocks that suffered the most were in the technology industries that had performed so well early in the twelve-month period.

What were your principal investment strategies?

We have maintained a long-term strategy of investing in companies with consistent records of earnings growth over extended periods of time. We also tried to take advantage of two long-term trends in the economy: productivity improvements in American industry and the aging of the American population.

Early in the fiscal year, we emphasized technology companies in pursuing the productivity theme. Our technology weighting was about 50% of net assets. In the second half of the year we reduced our emphasis on technology. Many technology stocks had reached very high valuations, and investors began realizing that as economic growth started to slow, many technology stocks were vulnerable to changes in the business cycle. We reduced our commitment to commodity-type technology companies such as hardware and semiconductor companies. However, we continued to favor software service companies and companies involved in fiber optics networks for telecommunications.

                                    EVERGREEN
                                   Omega Fund
                           Portfolio Manager Interview

As the fiscal year progressed, we added to our positions in health care stocks, which are tied to the "graying of America" theme. Despite political controversies over Medicare funding and the costs of drugs, health care stocks improved in performance in 2000. We have invested in major pharmaceutical companies, specialty and generic manufacturers, and health care products distributors.

We also increased our emphasis on energy companies during the second half of the fiscal year. Helped by rising oil and natural gas prices, energy stocks also acted as a hedge against the more volatile technology sector. With a backdrop of low inventories and political uncertainties in the Middle East, we believe oil and natural gas prices will remain high, which should be favorable for industry earnings and exploration and production activities.

                                  Top 5 Sectors
                                  -------------
                    (as a percentage of 9/30/2000 net assets)

Information Technology                                                    44.1%
Health Care                                                               20.5%
Industrials                                                                9.8%
Energy                                                                     8.0%
Financials                                                                 7.3%

What were some of the companies that contributed to the Fund's performance?

In technology, Nvidia, which makes semiconductor chips employed to generate 3-D graphic images, was a particularly strong performer. Nvidia is the designated supplier of chips for Microsoft's new game console, which will be introduced in the fall of 2001. Two other companies that contributed to performance were Veritas Software, which produces data-management tools for corporations, and Verisign, which has developed security systems for companies doing business on the internet.

In health care, ALZA, a manufacturer of specialty pharmaceuticals, and Mylan Laboratories, a generic drug manufacturer, helped performance. We think generic drug companies could perform well if the federal government were to adopt a prescription drug benefit program.

In energy, Apache Corp., an exploration and production company, had strong performance.

                                 Top 10 Holdings
                                 ---------------
                    (as a percentage of 9/30/2000 net assets)

Mylan Laboratories, Inc.                                                   2.6%
American Home Products Corp.                                               2.6%
EMC Corp.                                                                  2.5%
Tyco Intl., Ltd.                                                           2.5%
NVIDIA Corp.                                                               2.4%
Cardinal Health, Inc.                                                      2.3%
Gen. Elec. Co.                                                             2.3%
Cisco Sys., Inc.                                                           2.2%
American Express Co.                                                       2.0%
America Online, Inc.                                                       2.0%

What is your investment outlook?

In the near term, we believe stock valuations are becoming more attractive than they have been recently, although successful investors must be more selective than they needed to be in late 1999 and early 2000. As the economy shows more signs of slowing, we believe consumers may begin to feel less secure, so we have reduced our investments in consumer-related stocks, including those of retail and media companies.

We anticipate that technology and health care will continue to be important themes in the economy. Despite our reduction in technology holdings, we remain confident about the long-term potential in the sector and we expect there may be attractive opportunities for investment in the final quarter of

                                    EVERGREEN
                                   Omega Fund
                           Portfolio Manager Interview

2000. We believe corporations will continue to invest in technology tools that can help them improve their productivity and become more competitive. We also believe there will be opportunities in the companies that provide products and services for the baby boomer generation as it grows older.

The performance of equities has been outstanding for more than a decade. It may be time to adjust our expectations closer to the long-term market averages of 7%-to-10% returns a year, rather than the more than 20% returns to which we may be accustomed.

                                    EVERGREEN
                            Small Company Growth Fund
                    Fund at a Glance as of September 30, 2000

"We expect investors in small-and mid-sized companies will be more selective, favoring companies that have demonstrated their ability to achieve earnings growth."

                                    Portfolio
                                   Management

                                 J. Gary Craven
                              Tenure: November 1996

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 9/30/2000. The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 2000 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, C, and Y prior to their inception is based on the performance of Class B, the original class offered. These historical returns for Classes A and Y have been adjusted to eliminate the effect of the higher 12b-1 fees applicable to Class B. The 12b-1 fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had not been eliminated, returns for Classes A and Y would have been lower.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders. The exceptional performance of the Fund is due to participation in IPO's. There is no assurance that this method will continue to have the same impact on the Fund's performance returns.

--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------
Portfolio Inception Date: 9/11/1935    Class A    Class B    Class C    Class Y
Class Inception Date                  1/20/1998  9/11/1935  1/26/1998  1/26/1998
Average Annual Returns*
1 year with sales charge                55.67%     56.97%     60.13%      n/a
1 year w/o sales charge                 63.37%     61.97%     62.13%    63.44%
5 years                                 12.12%     12.17%     12.40%    13.47%
10 years                                21.34%     21.11%     20.97%    22.22%
Maximum Sales Charge                     4.75%      5.00%      2.00%      n/a
                                      Front End     CDSC       CDSC

* Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

              Small Company Growth
                     Class B           Consumer Price Index - US    Russell 2000
             ----------------------    -------------------------    ------------
9/30/90              10,000                      10,000                10,000
9/30/91              16,890                      10,339                14,509
9/30/92              17,919                      10,648                15,831
9/30/93              27,654                      10,934                21,080
9/30/94              27,276                      11,258                21,644
9/30/95              37,792                      11,545                26,680
9/30/96              38,503                      11,891                30,184
9/30/97              45,618                      12,148                40,201
9/30/98              30,157                      12,329                32,556
9/30/99              41,904                      12,653                38,765
9/30/00              67,871                      13,095                47,768

Comparison of a $10,000 investment in Evergreen Small Company Growth Fund, Class B shares/2/, versus a similar investment in the Russell 2000 Index (Russell
2000) and the Consumer Price Index (CPI).

The Russell 2000 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of September 30, 2000 and is subject to change.

                                    EVERGREEN
                            Small Company Growth Fund
                           Portfolio Manager Interview

How did the Fund perform?

For the twelve-month period ended September 30, 2000, Evergreen Small Company Growth Fund's Class B shares returned 61.97% before deduction of any applicable sales charges. During the same twelve-month period, the Russell 2000 Index, a common benchmark for smaller company stocks, returned 23.39%. The median return of mid-cap growth funds was 63.06%, according to Lipper Inc., an independent monitor of mutual fund performance. The Fund, which participated in the strong rally in technology and biotechnology stocks early in the year, was able to retain most of its gains during the volatile second half of the year when many technology stocks suffered steep price losses.

                                    Portfolio
                                 Characteristics
                                 ---------------
                                (as of 9/30/2000)

Total Net Assets                                                 $1,204,301,654
Number of Holdings                                                          142
Beta                                                                       1.05
P/E Ratio                                                                 21.5x

What was the investment environment like during the twelve months?

The environment changed greatly during the year. For the first half of the fiscal year, optimism reigned, and investors bid up the prices of technology and biotechnology companies in their enthusiasm for the long-term growth prospects of the internet, telecommunications and health care. Prices of many technology stocks hit levels rarely seen for any stocks. As so often happens after periods of extreme optimism, enthusiasm cooled as the realization grew that young technology companies needed to show they would be able to achieve profitability. With this realization came a severe correction in technology and biotechnology stocks in March, April and May of this year.

The first companies to suffer in this correction were those firms without a clear plan for achieving profitability in the short run. However, other negative factors soon surfaced. Fast-growing companies are highly dependent on outside financing sources for their capital needs, including initial public stock offerings (IPOs), venture capital financing and high yield debts. These sources of capital became less accessible, and young technology companies had more difficulty getting the funding they needed for their growth. This problem first affected consumer-oriented internet companies, then spread to business-to-business internet companies and then to telecommunications services providers. At the same time, the Federal Reserve's efforts to slow down economic growth by raising short-term interest rates had an effect on the corporate customers of many technology companies, who felt less urgency to build up their internet operations.

While technology stocks suffered losses, many health care and energy stocks rallied. The stocks of health care companies had been floundering because of inadequate pricing and political controversies over funding formulas. During the period, however, funding appeared to stabilize for the health care industry, while drug manufacturers benefited from the development of new proprietary drugs as well as from the expiration of existing patents that opened up new opportunities for generic manufacturers.

The stocks of energy-related companies surged as global economic growth expanded, fueling the greater demand for oil and gas than sources could supply. The resulting higher energy prices increased business opportunities for many fast-growing companies.

                                    EVERGREEN
                            Small Company Growth Fund
                           Portfolio Manager Interview

What were your principal strategies?

During the first half of the year, we invested heavily in technology and biotechnology, and this helped performance notably as those sectors surged. Late in the first six-month period, however, we reduced our exposure to technology because of our concerns about the exceptionally high valuations of many technology stocks. However, after the technology corrections, we gradually started investing selectively again in technology companies, particularly those involved in information transmission. We believe corporations will continue to need to invest in services and equipment to allow faster transmission of data. We have invested in companies such as Art Technology, which provides customer relationship management and e-commerce software, and Emulex, which manufactures components for storage area networks.

While we have reduced our overall technology holdings, we have increased the Fund's exposure to health care and energy stocks. Our health care investments including health care services, pharmacy benefit managers, rehabilitation service companies, long-term care centers, HMOS, and contract testing laboratories. During the year, we varied our emphasis on biotechnology companies, investing when we saw opportunities in companies with prospects to achieve profitability in the short term. Our energy investments including companies providing services and equipment for oil and gas exploration and production activities.

The Fund maintained a relatively low weighting in financial services, although we have invested in property-and-casualty insurers and insurance brokers. We believe both should benefit from improved pricing in the insurance industry.

                                  Top 5 Sectors
                                  -------------
                    (as a percentage of 9/30/2000 net assets)

Information Technology                                                    41.1%
Health Care                                                               21.5%
Industrials                                                               13.6%
Financials                                                                 7.6%
Energy                                                                     6.3%

What were some of the companies that supported performance?

Rational Software, a long-time holding and a large position in the Fund, had excellent performance, benefiting from the continued demand for information technology products. The company develops tools to help software engineers. Citrix Systems, which makes software for remote hosting of e-commerce business applications, performed well for the Fund before we sold our position. In health care, Laboratory Corporation of America, which provides contract-testing services for health institutions, had excellent performance.

Many of the top-performing investments during the year were sold as the companies grew and became too large for the Fund's mandate of investing in small- and mid-cap companies. They included I2 Technologies, JDS Uniphase, Network Appliance and Millenium Pharmaceuticals.

                                    EVERGREEN
                            Small Company Growth Fund
                           Portfolio Manager Interview

                                 Top 10 Holdings
                                 ---------------
                    (as a percentage of 9/30/2000 net assets)

Emulex Corp.                                                               2.7%
Rational Software Corp.                                                    2.5%
Extreme Networks, Inc.                                                     2.3%
Roper Inds., Inc.                                                          2.2%
Devry, Inc.                                                                2.1%
QLogic Corp.                                                               1.9%
Art Technology Group, Inc.                                                 1.7%
Lycos, Inc.                                                                1.6%
Watson Pharmaceuticals, Inc.                                               1.6%
Triton Energy, Ltd.                                                        1.6%

What is your outlook?

We think the speculative enthusiasm that marked much of the past 18 months is over. The interest rate increases of the Federal Reserve probably will result in a slowing of economic growth. Consumer spending may be cut back, affecting economically sensitive stocks, including those of manufacturers and retailers.

We expect investors in small- and mid-sized companies will be more selective, favoring companies that have demonstrated their ability to achieve earnings growth. We anticipate some of the best opportunities may be in companies producing enterprise-level software for corporate customers, generic and proprietary drug manufacturers, and biotechnology companies that have developed products likely to have market success within the succeeding 12 months.

We believe that as a result of corrections in the broad technology sector, we will be able to find opportunities among many companies whose stock prices offer value in relation to their underlying fundamentals.

                                    EVERGREEN
                               Stock Selector Fund
                    Fund at a Glance as of September 30, 2000

"The Fund is designed to be appropriate as an investor's core stock portfolio."

                                    Portfolio
                                   Management
                             ----------------------

                                  William Zieff
                              Tenure: October 2000

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 9/30/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 2000 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes B, C, Y and IS prior to their inception is based on the performance of Class A, the original class offered. These historical returns for Classes B, C, and Y have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and IS, and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns for Classes B and C would have been lower while returns for Class Y would have been higher. The advisor is waiving a portion of its advisory fee. Had the fee not been waived, returns would have been lower.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

Class IS shares are institutional shares and require a minimum initial investment of $1,000,000.

Class I and IS shares do not incur sales charges. Had sales charges been incurred, returns would have been lower.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------
Portfolio Inception
Date: 2/28/1990             Class A    Class B    Class C    Class Y    Class IS
Class Inception Date       2/28/1990  11/7/1997  6/30/1999  2/21/1995  6/30/2000
Average Annual Returns*
1 year with sales charge     6.98%      7.07%      9.74%        n/a       n/a
1 year w/o sales charge     12.31%     11.42%     11.49%      12.62%     1.56%
5 years                     17.47%     15.87%     18.40%      18.90%    18.62%
10 years                    18.00%     17.30%     18.47%      18.72%    18.58%
Maximum Sales Charge         4.75%      5.00%      2.00%        n/a       n/a
                          Front End     CDSC       CDSC
12-month income
dividends per share         $0.00      $0.00      $0.00       $0.01     $0.00
12-month capital gain
distributions per share     $4.83      $4.83      $4.83       $4.83     $2.49

*Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

                Stock Selector
                    Class A         Consumer Price Index - US      S & P 500 Composite Total Return
               ----------------     -------------------------      --------------------------------
9/30/90              9,525                    10,000                            10,000
9/30/91             13,636                    10,339                            13,117
9/30/92             15,227                    10,648                            14,566
9/30/93             17,239                    10,934                            16,460
9/30/94             17,845                    11,258                            17,067
9/30/95             22,297                    11,545                            22,143
9/30/96             27,172                    11,891                            26,645
9/30/97             39,080                    12,148                            37,423
9/30/98             34,471                    12,329                            40,807
9/30/99             46,599                    12,653                            52,157
9/30/00             52,334                    13,095                            59,086

Comparison of a $10,000 investment in Evergreen Stock Selector Fund, Class A shares/2/, versus a similar investment in the Standard & Poor's 500 Index (S&P
500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.

Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

All data is as of September 30, 2000 and is subject to change.

                                    EVERGREEN
                               Stock Selector Fund
                           Portfolio Manager Interview

How did the Fund perform?

Evergreen Stock Selector Fund Class A shares returned 12.31% for the twelve-month period ended September 30, 2000 before deduction of any applicable sales charges. During the same period, the Standard & Poor's 500 Index returned 13.28%, while the median return of multi-cap core funds was 18.11%, according to Lipper Inc., an independent monitor of mutual fund performance.

                                    Portfolio
                                 Characteristics
                                 ---------------
                                (as of 9/30/2000)

Total Net Assets                                                 $1,090,063,856
Number of Holdings                                                          147
Beta                                                                       1.14
P/E Ratio                                                                 26.0x

What was the general investment environment like during the twelve-month period?

The general environment for stocks changed significantly during the fiscal year after an extended period in which investors enjoyed strong returns with relatively little volatility. The overall market, as reflected by the Standard & Poor's 500 Index had healthy, double-digit returns, these returns overshadowed considerable volatility, as investor sentiment swung from one sector to another. The technology sector experienced the greatest volatility, but all segments of the market were affected by rotation among sectors and industries in performance leadership.

For the first six months of the period, technology stocks, particularly stocks linked to the internet, surged ahead before peaking in the Spring of 2000, after which they fell considerably. By the end of the period, investors were worried about slowing economic growth and concerned about the impact that a slower economy might have on corporate earnings. While many stocks fell in value, the stocks of companies that reported lower-than-expected earnings tended to be punished the most severely.

By the time the fiscal year ended on September 30, many well-known technology stocks had fallen far from the heights they had reached earlier in the period. Not every sector suffered. For example, many energy-related companies showed strong improvement, propelled by rising oil and natural gas prices. Financial services stocks, helped in part by increased merger-and-acquisition activity and healthy earnings results, also showed strength, as did many utility stocks, which rose after being out of favor for some time.

                                  Top 5 Sectors
                                  -------------
                    (as a percentage of 9/30/2000 net assets)

Information Technology                                                    28.0%
Financials                                                                16.4%
Health Care                                                               13.8%
Industrials                                                                9.3%
Consumer Discretionary                                                     9.0%

How are the investment decisions made for the Fund?

We use a team approach, with a group of senior investment professionals involved in a rigorously disciplined investment process. Our strategy is to have a diversified portfolio, with both value and growth characteristics. This portfolio may encompass stocks from the full range of industries and sectors. We tend to invest in stocks of a variety of sizes, or market capitalizations, although we do not invest in very small-capitalization stocks. The Fund is designed to be appropriate as an investor's core stock portfolio.

                                    EVERGREEN
                               Stock Selector Fund
                           Portfolio Manager Interview

We actively manage the portfolio. We will over-weight industries and sectors modestly, making sure that we balance many of the risks to which the portfolio is exposed. We employ a quantitative process in evaluating stocks on a daily basis, looking at a variety of factors including valuation from company balance sheets and income statements, earnings outlook and momentum. Our portfolio construction process involves integrated risk management to consider an array of factors and risks that can influence performance.

While we use quantitative tools, we make qualitative judgments to review stock rankings and the buy and sell decisions. Experienced professionals, not computers, make the final judgments.

How have you positioned the Fund?

We have maintained a diversified portfolio, broadly reflecting the overall market. Since taking over management of the portfolio in July, we have maintained modest over-weight positions in the financial services, energy and utilities industries, all of which have contributed positively to the Fund's recent returns.

In financial services, companies that performed particularly well for the Fund included J.P. Morgan and Lehman Brothers.

Energy companies with strong fundamentals that helped support the Fund's returns included Kerr-McGee and Anadarko Petroleum Corp.

Utilities that helped the Fund's performance included El Paso Energy and Peco Energy.

                                 Top 10 Holdings
                                 ---------------
                    (as a percentage of 9/30/2000 net assets)

Gen. Elec. Co.                                                             4.4%
Pfizer, Inc.                                                               3.2%
Citigroup, Inc.                                                            3.0%
Cisco Sys., Inc.                                                           3.0%
Microsoft Corp.                                                            2.9%
EMC Corp.                                                                  2.5%
American Intl. Group, Inc.                                                 2.3%
Exxon Mobil Corp.                                                          1.9%
Merck & Co., Inc.                                                          1.9%
Intel Corp.                                                                1.8%

What is your outlook?

We believe many of the changes we have witnessed during the past year will persist, with investor sentiment continuing to rotate among different sectors and industries. While momentum undoubtedly will continue to play a role, the market appears to have returned to a recognition of the importance of factors such as earnings, cash flow and stock valuations as important ingredients in successful stock investing.

Economic growth in the U.S. appears to be slowing, although the inflation picture is less clear. While profits still are healthy, corporate earnings growth has begun to slow and adjustments to more normal rates of earnings growth could prove to be painful. Merger-and-acquisition activity, corporate restructuring and the influence of foreign markets are likely to affect market dynamics.

As these different trends progress, we believe fundamental valuation as well as analysis of factors such as earnings visibility, earnings quality and balance sheet strength will become increasingly important.

In the future, we believe average stock investment returns will be attractive. However, volatility may very well continue as investors adjust to more normal, but lower returns from stocks.

                                    EVERGREEN
                            Tax Strategic Equity Fund
                    Fund at a Glance as of September 30, 2000

"While we use quantitative tools, we make qualitative judgments to review stock rankings and the buy and sell decisions. Experienced professionals, not computers, make the final judgments."

                                   Portfolio
                                  Management
                            ----------------------

                                 William Zieff
                               Tenure: July 2000

--------------------------------------------------------------------------------
                          CURRENT INVESTMENT STYLE/1/
--------------------------------------------------------------------------------

[STYLE BOX]

Morningstar's Style Box is based on a portfolio date as of 9/30/2000.

The Equity Style Box placement is based on a fund's price-to-earnings and price-to-book ratio relative to the S&P 500, as well as the size of the companies in which it invests, or median market capitalization.

/1/Source: 2000 Morningstar, Inc.

/2/Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that investors' shares, when redeemed, may be worth more or less than their original cost. The performance of each class may vary based on differences in load, fees and expenses paid by the shareholders investing in each class. Performance includes the reinvestment of income dividends and capital gain distributions.

Historical performance shown for Classes A, B, and C prior to their inception is based on the performance of Class Y, the original class offered. These historical returns for Classes A, B, and C have not been adjusted to reflect the effect of each Class' 12b-1 fees. These fees are 0.25% for Class A and 1.00% for Classes B and C. Class Y does not pay a 12b-1 fee. If these fees had been reflected, returns would have been lower. Returns reflect expense limits previously in effect, without which returns would have been lower.

Class Y shares are only offered to persons who owned Class Y shares of an Evergreen Fund on or before 12/31/1994; certain institutional investors; and investment advisory clients of an investment advisor of an Evergreen Fund (or the investment advisor's affiliates).

The Fund's investment objective is non-fundamental and may be changed without the vote of the Fund's shareholders.

--------------------------------------------------------------------------------
                          PERFORMANCE AND RETURNS/2/
--------------------------------------------------------------------------------
Portfolio Inception Date: 9/1/1998     Class A    Class B    Class C    Class Y
Class Inception Date                  9/4/1998  10/14/1998  11/4/1998  9/1/1998
Average Annual Returns*
1 year with sales charge                7.27%      6.69%      9.68%       n/a
1 year w/o sales charge                12.63%     11.69%     11.68%     12.86%
Since Portfolio Inception              21.70%     22.64%     23.82%     25.01%
Maximum Sales Charge                    4.75%      5.00%      2.00%       n/a
                                     Front End     CDSC       CDSC

*Adjusted for maximum applicable sales charge unless noted.

--------------------------------------------------------------------------------
                                LONG TERM GROWTH
--------------------------------------------------------------------------------

                                    [GRAPH]

              Tax Strategic Equity
                    Class A             Consumer Price Index - US     S & P 500 Composite Total Return
             ----------------------     -------------------------     --------------------------------
  9/4/98              9,525                       10,000                           10,000
 9/30/98             10,144                       10,012                           10,641
12/31/98             12,983                       10,031                           12,906
 3/31/99             12,973                       10,098                           13,551
 6/30/99             14,436                       10,171                           14,506
 9/30/99             13,358                       10,275                           13,600
12/31/99             15,533                       10,300                           15,624
 3/31/00             16,304                       10,477                           15,982
 6/30/00             15,177                       10,551                           15,557
 9/30/00             15,044                       10,634                           15,407

Comparison of a $ 10,000 investment in Evergreen Tax Strategic Equity Fund, Class A shares/2/, versus a similar investment in the Standard & Poor's 500 Index (S&P 500) and the Consumer Price Index (CPI).

The S&P 500 is an unmanaged market index which does not include transaction costs associated with buying and selling securities or any mutual fund expenses. The CPI is a commonly used measure of inflation and does not represent an investment return. It is not possible to invest directly in an index.
Foreign investments may contain more risk due to the inherent risks associated with changing political climates, foreign market instability and foreign currency fluctuations.

Smaller capitalization stock investing may offer the potential for greater long-term results, however it is also generally associated with greater price volatility due to the higher risk of failure.

All data is as of September 30, 2000 and is subject to change.

                                    EVERGREEN
                            Tax Strategic Equity Fund
                           Portfolio Manager Interview

How did the Fund perform?

Evergreen Tax Strategic Equity Fund Class A shares had a total return of 12.63% for the twelve-month period ended September 30, 2000 before deduction of any applicable sales charges. During the same period, the Standard & Poor's 500 Index returned 13.28%, while the median return of multi-cap core funds was 18.11%, according to Lipper Inc., an independent monitor of mutual fund performance.

                                    Portfolio
                                 Characteristics
                                 ---------------
                                (as of 9/30/2000)

Total Net Assets                                                    $27,662,769
Number of Holdings                                                          134
Beta                                                                        n/a
P/E Ratio                                                                 31.5x

What was the general investment environment like during the twelve-month period?

The general environment for stocks changed significantly during the fiscal year after an extended period in which investors enjoyed strong returns with relatively little volatility. Although both the overall market, as reflected by the Standard & Poor's 500 Index, and the Tax Strategic Equity Fund had healthy, double-digit returns, these returns overshadowed considerable volatility, as investor sentiment swung from one sector to another. The technology sector experienced the greatest volatility, but all segments of the market were affected by rotation among sectors and industries in performance leadership.

For the first six months of the period, technology stocks, particularly stocks linked to the internet, surged ahead before peaking in the Spring of 2000, after which they fell considerably. By the end of the period, investors were worried about slowing economic growth and concerned about the impact that a slower economy might have on corporate earnings. While many stocks fell in value, the stocks of companies that reported lower-than-expected earnings tended to be punished the most severely.

By the time the fiscal year ended on September 30, many well-known technology stocks had fallen far from the heights they had reached earlier in the period. Not every sector suffered. For example, many energy-related companies showed strong improvement, propelled by rising oil and natural gas prices. Financial services stocks, helped in part by increased merger-and-acquisition activity and healthy earnings results, also showed strength, as did many utility stocks, which rose after being out of favor for some time.

                                  Top 5 Sectors
                                  -------------
                    (as a percentage of 9/30/2000 net assets)

Information Technology                                                    29.4%
Financials                                                                15.9%
Health Care                                                               12.8%
Industrials                                                               10.8%
Consumer Discretionary                                                    10.0%

How are the investment decisions made for the Fund?

We use a team approach, with a group of senior investment professionals involved in a rigorously disciplined investment process. Our strategy is to have a diversified portfolio, with both value and growth characteristics. This portfolio may encompass stocks from the full range of industries and sectors. We tend to invest in stocks of a variety of sizes, or market capitalizations, although we do not invest in very small-cap stocks. The Fund is designed to be

                                    EVERGREEN
                            Tax Strategic Equity Fund
                           Portfolio Manager Interview

appropriate as the core portfolio for investors who want to participate in the stock market, but who are sensitive to tax considerations.

We actively manage the portfolio. We will over-weight industries and sectors modestly, making sure that we balance many of the risks to which the portfolio is exposed. We employ a quantitative process in evaluating stocks on a daily basis, looking at a variety of factors including valuation from company balance sheets and income statements, earnings outlook and momentum. Our portfolio construction process involves integrated risk management to consider an array of factors and risks that can influence performance.

While we use quantitative tools, we make qualitative judgments to review stock rankings and the buy and sell decisions. Experienced professionals, not computers, make the final judgments.

In making buy and sell decisions, we pay particularly close attention to the tax consequences to shareholders. When appropriate, we may try to harvest losses from some investments to offset realized gains from other stocks.

                                 Top 10 Holdings
                                 ---------------
                    (as a percentage of 9/30/2000 net assets)

Gen. Elec. Co.                                                             5.7%
Exxon Mobil Corp.                                                          3.3%
Cisco Sys., Inc.                                                           3.1%
Pfizer, Inc.                                                               3.1%
Intel Corp.                                                                2.9%
Time Warner, Inc.                                                          2.5%
Intl. Business Corp.                                                       2.4%
Oracle Sys. Corp.                                                          2.1%
Nortel Networks Corp.                                                      2.1%
EMC Corp.                                                                  2.1%

How have you positioned the Tax Strategic Equity Fund?

We have sought to maintain a diversified portfolio, broadly reflecting the overall market. Since taking over management of the portfolio in July 2000, we have maintained modest over-weight positions in energy and diversified financial services, both of which have contributed positively to the Fund's recent returns. Investments that helped support performance included Exxon in energy and Merrill Lynch in financial services.

What is your outlook?

We believe many of the changes we have witnessed during the past year will persist, with investor sentiment continuing to rotate among different sectors and industries. While momentum undoubtedly will continue to play a role, the market appears to have returned to a recognition of the importance of factors such as earnings, cash flow and stock valuations as important ingredients in successful stock investing.

Economic growth in the U.S. appears to be slowing, although the inflation picture is less clear. While profits are still healthy, corporate earnings growth has begun to slow and adjustments to more normal rates of earnings growth could prove to be painful. Merger-and-acquisition activity, corporate restructuring and the influence of foreign markets are likely to affect market dynamics.

As these different trends progress, we believe fundamental valuation as well as analysis of factors such as earnings visibility, earnings quality and balance sheet strength will become increasingly important.

In the future, we believe average stock investment returns are likely to be attractive. However, volatility may very well continue as investors adjust to more normal, but lower returns from stocks.

                                   EVERGREEN
                             Aggressive Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                  Year Ended September 30,
                         ---------------------------------------------------
                          2000 #     1999 #     1998 #     1997 #     1996
CLASS A SHARES
Net asset value,
 beginning of period     $  25.87   $  21.26   $  23.48   $  21.04   $ 17.37
                         --------   --------   --------   --------   -------
Income from investment
 operations
Net investment loss         (0.24)     (0.22)     (0.25)     (0.21)    (0.15)
Net realized and
 unrealized gains or
 losses on securities       15.78       7.46      (1.12)      2.65      4.46
                         --------   --------   --------   --------   -------
Total from investment
 operations                 15.54       7.24      (1.37)      2.44      4.31
                         --------   --------   --------   --------   -------

Distributions to
 shareholders from

Net realized gains          (3.27)     (2.63)     (0.85)         0     (0.64)
                         --------   --------   --------   --------   -------
Total distributions to
 shareholders               (3.27)     (2.63)     (0.85)         0     (0.64)
                         --------   --------   --------   --------   -------
Net asset value, end of
 period                  $  38.14   $  25.87   $  21.26   $  23.48   $ 21.04
                         --------   --------   --------   --------   -------
Total return*               64.76%     36.92%     (5.93%)    11.60%    25.62%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $284,984   $166,524   $137,776   $173,982   $96,608
Ratios to average net
 assets
 Expenses++                  1.12%      1.18%      1.33%      1.26%     1.22%
 Net investment loss        (0.70%)    (0.92%)    (1.14%)    (1.05%)   (0.86%)
Portfolio turnover rate       203%        86%        22%        56%       33%


                                      Year Ended September 30,
                         ---------------------------------------------------
                          2000 #     1999 #     1998 #     1997 #     1996
CLASS B SHARES
Net asset value,
 beginning of period     $  25.04   $  20.78   $  23.18   $  20.89   $ 17.35
                         --------   --------   --------   --------   -------
Income from investment
 operations
Net investment loss         (0.54)     (0.40)     (0.41)     (0.37)    (0.16)
Net realized and
 unrealized gains or
 losses on securities       15.27       7.29      (1.14)      2.66      4.34
                         --------   --------   --------   --------   -------
Total from investment
 operations                 14.73       6.89      (1.55)      2.29      4.18
                         --------   --------   --------   --------   -------
Distributions to
 shareholders from
Net realized gains          (3.27)     (2.63)     (0.85)         0     (0.64)
                         --------   --------   --------   --------   -------
Total distributions to
 shareholders               (3.27)     (2.63)     (0.85)         0     (0.64)
                         --------   --------   --------   --------   -------

Net asset value, end of
 period                  $  36.50   $  25.04   $  20.78   $  23.18   $ 20.89
                         --------   --------   --------   --------   -------
Total return*               63.56%     36.00%     (6.82%)    10.96%    24.88%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $134,252   $ 56,466   $ 36,301   $ 41,167   $21,644
Ratios to average net
 assets
 Expenses++                  1.88%      1.93%      2.08%      2.02%     1.98%
 Net investment loss        (1.44%)    (1.67%)    (1.88%)    (1.80%)   (1.60%)
Portfolio turnover rate       203%        86%        22%        56%       33%

# Net investment income per share is based on average shares outstanding during the period.
*  Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Aggressive Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                        Year Ended September 30,
                              -----------------------------------------------
                              2000 #    1999 #    1998 #    1997 #     1996
CLASS C SHARES
Net asset value, beginning
 of period                    $ 24.98   $ 20.75   $ 23.16   $ 20.88   $ 17.31
                              -------   -------   -------   -------   -------
Income from investment
 operations
Net investment loss             (0.58)    (0.39)    (0.41)    (0.36)    (0.15)
Net realized and unrealized
 gains or losses on
 securities                     15.29      7.25     (1.15)     2.64      4.36
                              -------   -------   -------   -------   -------
Total from investment
 operations                     14.71      6.86     (1.56)     2.28      4.21
                              -------   -------   -------   -------   -------
Distributions to
 shareholders from
Net realized gains              (3.27)    (2.63)    (0.85)        0     (0.64)
                              -------   -------   -------   -------   -------
Total distributions to
 shareholders                   (3.27)    (2.63)    (0.85)        0     (0.64)
                              -------   -------   -------   -------   -------

Net asset value, end of
 period                       $ 36.42   $ 24.98   $ 20.75   $ 23.16   $ 20.88
                              -------   -------   -------   -------   -------
Total return*                   63.64%    35.90%    (6.87%)   10.92%    25.11%
Ratios and supplemental data
Net assets, end of period
 (thousands)                  $15,736   $ 4,685   $ 2,570   $ 3,992   $   991
Ratios to average net assets
 Expenses++                      1.91%     1.92%     2.08%     2.02%     1.96%
 Net investment loss            (1.40%)   (1.67%)   (1.88%)   (1.80%)   (1.57%)
Portfolio turnover rate           203%       86%       22%       56%       33%

                                         Year Ended September 30,
                              -----------------------------------------------
                              2000 #    1999 #    1998 #    1997 #     1996
CLASS Y SHARES
Net asset value, beginning
 of period                    $ 26.23   $ 21.46   $ 23.57   $ 21.09   $ 17.38
                              -------   -------   -------   -------   -------
Income from investment
 operations
Net investment loss             (0.16)    (0.17)    (0.20)    (0.17)    (0.06)
Net realized and unrealized
 gains or losses on
 securities                     16.06      7.57     (1.06)     2.65      4.41
                              -------   -------   -------   -------   -------
Total from investment
 operations                     15.90      7.40     (1.26)     2.48      4.35
                              -------   -------   -------   -------   -------
Distributions to
 shareholders from
Net realized gains              (3.27)    (2.63)    (0.85)        0     (0.64)
                              -------   -------   -------   -------   -------
Total distributions to
 shareholders                   (3.27)    (2.63)    (0.85)        0     (0.64)
                              -------   -------   -------   -------   -------

Net asset value, end of
 period                       $ 38.86   $ 26.23   $ 21.46   $ 23.57   $ 21.09
                              -------   -------   -------   -------   -------
Total return                    65.30%    37.36%    (5.43%)   11.76%    25.84%
Ratios and supplemental data
Net assets, end of period
 (thousands)                  $48,523   $28,867   $28,314   $44,384   $25,918
Ratios to average net assets
 Expenses++                      0.88%     0.93%     1.08%     1.01%     0.97%
 Net investment loss            (0.44%)   (0.67%)   (0.89%)   (0.78%)   (0.60%)
Portfolio turnover rate           203%       86%       22%       56%       33%

# Net investment income per share is based on average shares outstanding dur-ing the period.
*  Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Capital Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                        Year Ended September 30,
                               ------------------------------------------------
                                2000#       1999       1998     1997     1996
CLASS A SHARES (a)
Net asset value, beginning of
 period                        $  24.38   $  22.71   $  22.42  $ 19.36  $ 16.02
                               --------   --------   --------  -------  -------
Income from investment
 operations
Net investment income (loss)      (0.02)     (0.05)     (0.10)   (0.02)    0.11
Net realized and unrealized
 gains on securities               3.44       4.27       2.34     5.87     3.73
                               --------   --------   --------  -------  -------
Total from investment
 operations                        3.42       4.22       2.24     5.85     3.84
                               --------   --------   --------  -------  -------
Distributions to shareholders
 from
Net investment income                 0          0      (0.01)       0        0
Net realized gains                (0.51)     (2.55)     (1.94)   (2.79)   (0.50)
                               --------   --------   --------  -------  -------
Total distributions to
 shareholders                     (0.51)     (2.55)     (1.95)   (2.79)   (0.50)
                               --------   --------   --------  -------  -------
Net asset value, end of
 period                        $  27.29   $  24.38   $  22.71  $ 22.42  $ 19.36
                               --------   --------   --------  -------  -------
Total return*                     14.21%     20.21%     10.72%   34.78%   24.63%
Ratios and supplemental data
Net assets, end of period
 (thousands)                   $222,615   $285,690   $145,117  $65,703  $31,889
Ratios to average net assets
 Expenses++                        1.65%      1.39%      1.34%    1.41%    1.43%
 Net investment income (loss)     (0.07%)    (0.21%)     0.06%    0.53%    0.51%
Portfolio turnover rate              77%        82%       104%      64%      98%

                                                       Year Ended
                                                 September 30, 2000 (b)#
CLASS B SHARES (a)
Net asset value, beginning of period                     $ 24.33
                                                         -------
Income from investment operations
Net investment loss                                        (0.14)
Net realized and unrealized gains on securities             3.43
                                                         -------
Total from investment operations                            3.29
                                                         -------
Distributions to shareholders from
Net investment income                                          0
Net realized gains                                         (0.51)
                                                         -------
Total distributions to shareholders                        (0.51)
                                                         -------
Net asset value, end of period                           $ 27.11
                                                         -------
Total return*                                              13.70%
Ratios and supplemental data
Net assets, end of period (thousands)                    $18,423
Ratios to average net assets
 Expenses++                                                 2.35%+
 Net investment loss                                       (0.59%)+
Portfolio turnover rate                                       77%

(a) Effective October 25, 1999, shareholders of Mentor Capital Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y, respectively, of Ev-ergreen Capital Growth Fund. Additionally, the accounting and performance history of Class B shares of Mentor Capital Growth Portfolio was redesignated as that of Class C shares of Evergreen Capital Growth Fund.
(b) For the period from October 25, 1999 (commencement of class operations) to September 30, 2000.
# Net investment income per share is based on average shares outstanding during the period.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Capital Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                     Year Ended September 30,
                         ---------------------------------------------------
                          2000#       1999       1998       1997      1996
CLASS C SHARES (a)
Net asset value,
 beginning of period     $  22.97   $  21.72   $  21.68   $  18.92   $ 15.79
                         --------   --------   --------   --------   -------
Income from investment
 operations
Net investment loss         (0.19)     (0.22)     (0.08)         0     (0.04)
Net realized and
 unrealized gains on
 securities                  3.22       4.02       2.07       5.55      3.67
                         --------   --------   --------   --------   -------
Total from investment
 operations                  3.03       3.80       1.99       5.55      3.63
                         --------   --------   --------   --------   -------
Distributions to
 shareholders from
Net investment income           0          0      (0.01)         0         0
Net realized gains          (0.51)     (2.55)     (1.94)     (2.79)    (0.50)
                         --------   --------   --------   --------   -------
Total distributions to
 shareholders               (0.51)     (2.55)     (1.95)     (2.79)    (0.50)
                         --------   --------   --------   --------   -------

Net asset value, end of
 period                  $  25.49   $  22.97   $  21.72   $  21.68   $ 18.92
                         --------   --------   --------   --------   -------
Total return*               13.37%     19.08%      9.86%     33.88%    23.64%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $223,242   $253,281   $196,751   $113,587   $68,213
Ratios to average net
 assets
 Expenses++                  2.41%      2.14%      2.09%      2.16%     2.18%
 Net investment loss        (0.82%)    (0.96%)    (0.70%)    (0.22%)   (0.24%)
Portfolio turnover rate        77%        82%       104%        64%       98%

                                                  Year Ended September
                                                            30,
                                                 ------------------------
                                                 2000#    1999   1998 (b)
CLASS Y SHARES (a)
Net asset value, beginning of period             $24.50  $22.74   $20.81
                                                 ------  ------   ------
Income from investment operations
Net investment income                              0.12       0     0.02
Net realized and unrealized gains on securities    3.38    4.31     2.16
                                                 ------  ------   ------
Total from investment operations                   3.50    4.31     2.18
                                                 ------  ------   ------

Distributions to shareholders from
Net realized gains                                (0.51)  (2.55)   (0.25)
                                                 ------  ------   ------
Total distributions to shareholders               (0.51)  (2.55)   (0.25)
                                                 ------  ------   ------

Net asset value, end of period                   $27.49  $24.50   $22.74
                                                 ------  ------   ------
Total return                                      14.48%  20.57%   10.56%
Ratios and supplemental data
Net assets, end of period (thousands)            $   37  $    1   $    1
Ratios to average net assets
 Expenses++                                        1.34%   1.13%    1.09%+
 Net investment income                             0.47%   0.08%    0.38%+
Portfolio turnover rate                              77%     82%     104%

(a) Effective October 25, 1999, shareholders of Mentor Capital Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y, respectively, of Ev-ergreen Capital Growth Fund. Additionally, the accounting and performance history of Class B shares of Mentor Capital Growth Portfolio was redesignated as that of Class C shares of Evergreen Capital Growth Fund.
(b) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.
# Net investment income per share is based on average shares outstanding during the period.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Evergreen Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                             Year Ended September 30,
                                      ----------------------------------------
                                      2000 #   1999 #  1998 #   1997 #   1996
CLASS A SHARES
Net asset value, beginning of period  $24.24   $21.11  $22.96   $17.64  $15.55
                                      ------   ------  ------   ------  ------
Income from investment operations
Net investment income (loss)           (0.12)    0.02    0.06     0.11    0.12
Net realized and unrealized gains or
 losses on securities                   2.79     3.22   (1.31)    5.71    2.61
                                      ------   ------  ------   ------  ------
Total from investment operations        2.67     3.24   (1.25)    5.82    2.73
                                      ------   ------  ------   ------  ------

Distributions to shareholders from
Net investment income                      0    (0.04)  (0.10)   (0.09)  (0.06)
Net realized gains                    (10.03)   (0.07)  (0.50)   (0.41)  (0.58)
                                      ------   ------  ------   ------  ------
Total distributions to shareholders   (10.03)   (0.11)  (0.60)   (0.50)  (0.64)
                                      ------   ------  ------   ------  ------

Net asset value, end of period        $16.88   $24.24  $21.11   $22.96  $17.64
                                      ------   ------  ------   ------  ------
Total return*                          11.07%   15.34%  (5.59%)  33.72%  18.07%
Ratios and supplemental data
Net assets, end of period (millions)  $  161   $  180  $  183   $  161  $   87
Ratios to average net assets
 Expenses++                             1.43%    1.39%   1.44%    1.40%   1.45%
 Net investment income (loss)          (0.49%)   0.06%   0.24%    0.58%   0.63%
Portfolio turnover rate                  119%      35%      7%      12%     15%

                                          Year Ended September 30,
                                  -------------------------------------------
                                  2000 #    1999 #   1998 #   1997 #    1996
CLASS B SHARES
Net asset value, beginning of
 period                           $ 23.80   $20.82   $22.69   $17.49   $15.48
                                  -------   ------   ------   ------   ------
Income from investment
 operations
Net investment loss                 (0.28)   (0.17)   (0.12)   (0.03)   (0.03)
Net realized and unrealized
 gains or losses on securities       2.72     3.22    (1.25)    5.64     2.64
                                  -------   ------   ------   ------   ------
Total from investment operations     2.44     3.05    (1.37)    5.61     2.61
                                  -------   ------   ------   ------   ------

Distributions to shareholders
 from
Net investment income                   0        0        0        0    (0.02)
Net realized gains                 (10.03)   (0.07)   (0.50)   (0.41)   (0.58)
                                  -------   ------   ------   ------   ------
Total distributions to
 shareholders                      (10.03)   (0.07)   (0.50)   (0.41)   (0.60)
                                  -------   ------   ------   ------   ------

Net asset value, end of period    $ 16.21   $23.80   $20.82   $22.69   $17.49
                                  -------   ------   ------   ------   ------
Total return*                       10.22%   14.65%   (6.18%)  32.69%   17.29%
Ratios and supplemental data
Net assets, end of period
 (millions)                       $   553   $  646   $  624   $  503   $  254
Ratios to average net assets
 Expenses++                          2.18%    2.14%    2.19%    2.15%    2.18%
 Net investment loss                (1.23%)  (0.70%)  (0.50%)  (0.16%)  (0.10%)
Portfolio turnover rate               119%      35%       7%      12%      15%

# Net investment income per share is based on average shares outstanding dur-ing the period.
*  Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                 Evergreen Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                          Year Ended September 30,
                                   ------------------------------------------
                                   2000 #   1999 #   1998 #   1997 #    1996
CLASS C SHARES
Net asset value, beginning of
 period                            $23.77   $20.79   $22.66   $17.47   $15.48
                                   ------   ------   ------   ------   ------
Income from investment operations
Net investment loss                 (0.28)   (0.16)   (0.11)   (0.04)       0
Net realized and unrealized gains
 or losses on securities             2.72     3.21    (1.26)    5.64     2.61
                                   ------   ------   ------   ------   ------
Total from investment operations     2.44     3.05    (1.37)    5.60     2.61
                                   ------   ------   ------   ------   ------

Distributions to shareholders
 from
Net investment income                   0        0        0        0    (0.04)
Net realized gains                 (10.03)   (0.07)   (0.50)   (0.41)   (0.58)
                                   ------   ------   ------   ------   ------
Total distributions to
 shareholders                      (10.03)   (0.07)   (0.50)   (0.41)   (0.62)
                                   ------   ------   ------   ------   ------

Net asset value, end of period     $16.18   $23.77   $20.79   $22.66   $17.47
                                   ------   ------   ------   ------   ------
Total return*                       10.23%   14.67%   (6.19%)  32.67%   17.29%
Ratios and supplemental data
Net assets, end of period
 (millions)                        $   11   $   14   $   13   $    9   $    6
Ratios to average net assets
 Expenses++                          2.18%    2.14%    2.19%    2.16%    2.14%
 Net investment loss                (1.24%)  (0.70%)  (0.50%)  (0.18%)  (0.07%)
Portfolio turnover rate               119%      35%       7%      12%      15%

                                             Year Ended September 30,
                                     -----------------------------------------
                                     2000 #    1999 #  1998 #   1997 #   1996
CLASS Y SHARES
Net asset value, beginning of
 period                              $ 24.48   $21.25  $23.07   $17.71  $15.59
                                     -------   ------  ------   ------  ------
Income from investment operations
Net investment income (loss)           (0.06)    0.07    0.12     0.16    0.24
Net realized and unrealized gains
 or losses on securities                2.81     3.28   (1.30)    5.73    2.55
                                     -------   ------  ------   ------  ------
Total from investment operations        2.75     3.35   (1.18)    5.89    2.79
                                     -------   ------  ------   ------  ------

Distributions to shareholders from
Net investment income                      0    (0.05)  (0.14)   (0.12)  (0.09)
Net realized gains                    (10.03)   (0.07)  (0.50)   (0.41)  (0.58)
                                     -------   ------  ------   ------  ------
Total distributions to shareholders   (10.03)   (0.12)  (0.64)   (0.53)  (0.67)
                                     -------   ------  ------   ------  ------

Net asset value, end of period       $ 17.20   $24.48  $21.25   $23.07  $17.71
                                     -------   ------  ------   ------  ------
Total return                           11.32%   15.79%  (5.25%)  34.08%  18.43%
Ratios and supplemental data
Net assets, end of period
 (millions)                          $   887   $1,086  $1,028   $1,104  $  841
Ratios to average net assets
 Expenses++                             1.18%    1.14%   1.18%    1.15%   1.15%
 Net investment income (loss)          (0.23%)   0.30%   0.49%    0.80%   0.93%
Portfolio turnover rate                  119%      35%      7%      12%     15%

# Net investment income per share is based on average shares outstanding dur-ing the period.
*  Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                       Year Ended September 30,
                            -------------------------------------------------
                              2000      1999      1998       1997      1996
CLASS A SHARES (a)
Net asset value, beginning
 of period                  $  15.99   $ 14.60   $ 19.94   $  18.47   $ 16.08
                            --------   -------   -------   --------   -------
Income from investment
 operations
Net investment loss            (0.20)    (0.12)    (0.12)     (0.17)    (0.10)
Net realized and
 unrealized gains or
 losses on securities          10.19      2.07     (4.03)      4.19      4.23
                            --------   -------   -------   --------   -------
Total from investment
 operations                     9.99      1.95     (4.15)      4.02      4.13
                            --------   -------   -------   --------   -------

Distributions to
 shareholders from
Net realized gains             (0.87)    (0.56)    (1.19)     (2.55)    (1.74)
                            --------   -------   -------   --------   -------
Total distributions to
 shareholders                  (0.87)    (0.56)    (1.19)     (2.55)    (1.74)
                            --------   -------   -------   --------   -------

Net asset value, end of
 period                     $  25.11   $ 15.99   $ 14.60   $  19.94   $ 18.47
                            --------   -------   -------   --------   -------
Total return*                  65.01%    13.90%   (22.08%)    25.81%    29.15%
Ratios and supplemental
 data
Net assets, end of period
 (thousands)                $114,248   $92,229   $77,720   $105,033   $40,272
Ratios to average net
 assets
 Expenses++                     1.44%     1.30%     1.26%      1.28%     1.28%
 Net investment loss           (0.91%)   (0.71%)   (0.56%)    (0.67%)   (0.39%)
Portfolio turnover rate          137%      108%       88%        77%      105%

                                                       Year Ended
                                                 September 30, 2000 (b)
CLASS B SHARES (a)
Net asset value, beginning of period                     $14.88
                                                         ------
Income from investment operations
Net investment loss                                       (0.35)
Net realized and unrealized gains on securities           10.31
                                                         ------
Total from investment operations                           9.96
                                                         ------
Distributions to shareholders from
Net investment income                                         0
Net realized gains                                        (0.87)
                                                         ------
Total distributions to shareholders                       (0.87)
                                                         ------

Net asset value, end of period                           $23.97
                                                         ------
Total return*                                             69.62%
Ratios and supplemental data
Net assets, end of period (millions)                     $6,155
Ratios to average net assets
 Expenses++                                                2.14%+
 Net investment loss                                      (1.60%)+
Portfolio turnover rate                                     137%

(a) Effective October 18, 1999, shareholders of Mentor Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y, respectively, of Ever-green Growth Fund. Additionally, the accounting and performance history of Class B shares of Mentor Growth Portfolio was redesignated as that of Class C shares of Evergreen Growth Fund.
(b) For the period from October 18, 1999 (commencement of class operations) to September 30, 2000.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                      Year Ended September 30,
                         ----------------------------------------------------
                           2000       1999       1998       1997       1996
CLASS C SHARES (a)
Net asset value,
 beginning of period     $  15.39   $  14.18   $  19.53   $  18.29   $  16.05
                         --------   --------   --------   --------   --------
Income from investment
 operations
Net investment loss         (0.35)     (0.25)     (0.23)     (0.22)     (0.17)
Net realized and
 unrealized gains or
 losses on securities        9.77       2.02      (3.93)      4.01       4.15
                         --------   --------   --------   --------   --------
Total from investment
 operations                  9.42       1.77      (4.16)      3.79       3.98
                         --------   --------   --------   --------   --------
Distributions to
 shareholders from
Net realized gains          (0.87)     (0.56)     (1.19)     (2.55)     (1.74)
                         --------   --------   --------   --------   --------
Total distributions to
 shareholders               (0.87)     (0.56)     (1.19)     (2.55)     (1.74)
                         --------   --------   --------   --------   --------

Net asset value, end of
 period                  $  23.94   $  15.39   $  14.18   $  19.53   $  18.29
                         --------   --------   --------   --------   --------
Total return*               63.79%     13.01%    (22.62%)    24.66%     28.18%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $439,879   $334,484   $383,188   $506,230   $371,578
Ratios to average net
 assets
 Expenses++                  2.20%      2.05%      2.01%      2.03%      2.03%
 Net investment loss        (1.67%)    (1.45%)    (1.30%)    (1.42%)    (1.13%)
Portfolio turnover rate       137%       108%        88%        77%       105%

                                                  Year Ended September 30,
                                                ----------------------------
                                                  2000      1999     1998 (b)
CLASS Y SHARES (a)
Net asset value, beginning of period            $  16.05   $ 14.63   $ 18.12
                                                --------   -------   -------
Income from investment operations
Net investment loss                                (0.15)    (0.07)    (0.02)
Net realized and unrealized gains or losses on
 securities                                        10.25      2.05     (3.28)
                                                --------   -------   -------
Total from investment operations                   10.10      1.98     (3.30)
                                                --------   -------   -------

Distributions to shareholders from
Net realized gains                                 (0.87)    (0.56)    (0.19)
                                                --------   -------   -------
Total distributions to shareholders                (0.87)    (0.56)    (0.19)
                                                --------   -------   -------

Net asset value, end of period                  $  25.28   $ 16.05   $ 14.63
                                                --------   -------   -------
Total return                                       65.47%    14.08%    18.36%
Ratios and supplemental data
Net assets, end of period (thousands)           $136,704   $35,427   $25,353
Ratios to average net assets
 Expenses++                                         1.18%     1.05%     1.01%+
 Net investment loss                               (0.65%)   (0.47%)   (0.04%)+
Portfolio turnover rate                              137%      108%       88%

(a) Effective October 18, 1999, shareholders of Mentor Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y, respectively, of Ever-green Growth Fund. Additionally, the accounting and performance history of Class B shares of Mentor Growth Portfolio was redesignated as that of Class C shares of Evergreen Growth Fund.
(b) For the period from November 19, 1997 (commencement of class operations) to September 30, 1998.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Large Company Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                   Year Ended September 30,
                                                 ----------------------------
                                                  2000    1999 #   1998 (a) #
CLASS A SHARES
Net asset value, beginning of period             $11.03   $ 9.67     $9.12
                                                 ------   ------     -----
Income from investment operations
Net investment income (loss)                      (0.05)   (0.03)     0.01
Net realized and unrealized gains on securities    3.46     2.73      0.54
                                                 ------   ------     -----
Total from investment operations                   3.41     2.70      0.55
                                                 ------   ------     -----

Distributions to shareholders from
Net realized gains                                (1.80)   (1.34)        0
                                                 ------   ------     -----
Total distributions to shareholders               (1.80)   (1.34)        0
                                                 ------   ------     -----

Net asset value, end of period                   $12.64   $11.03     $9.67
                                                 ------   ------     -----
Total return*                                     33.16%   30.15%     6.03%
Ratios and supplemental data
Net assets, end of period (millions)             $1,090   $  862     $ 706
Ratios to average net assets
 Expenses++                                        0.95%    1.00%     1.10%+
 Net investment income (loss)                     (0.34%)  (0.29%)    0.08%+
Portfolio turnover rate                             147%     132%      141%

                                                                 Year Ended
                               Year Ended September 30,          October 31,
                         ------------------------------------- ---------------
                          2000    1999 #   1998 #   1997 (b) #  1996     1995
CLASS B SHARES
Net asset value,
 beginning of period     $10.89   $ 9.63   $10.61     $ 8.68   $ 8.05   $ 7.54
                         ------   ------   ------     ------   ------   ------
Income from investment
 operations
Net investment income
 (loss)                   (0.21)   (0.11)   (0.03)      0.01    (0.04)   (0.02)
Net realized and
 unrealized gains on
 securities                3.46     2.71     0.39       2.96     1.04     1.13
                         ------   ------   ------     ------   ------   ------
Total from investment
 operations                3.25     2.60     0.36       2.97     1.00     1.11
                         ------   ------   ------     ------   ------   ------

Distributions to
 shareholders from
Net investment income         0        0    (0.02)         0    (0.01)       0
Net realized gains        (1.80)   (1.34)   (1.32)     (1.04)   (0.36)   (0.60)
                         ------   ------   ------     ------   ------   ------
Total distributions to
 shareholders             (1.80)   (1.34)   (1.34)     (1.04)   (0.37)   (0.60)
                         ------   ------   ------     ------   ------   ------

Net asset value, end of
 period                  $12.34   $10.89   $ 9.63     $10.61   $ 8.68   $ 8.05
                         ------   ------   ------     ------   ------   ------
Total return*             31.99%   29.15%    3.87%     37.74%   12.95%   15.05%
Ratios and supplemental
 data
Net assets, end of
 period (millions)       $   86   $  103   $  130     $  920   $  497   $  492
Ratios to average net
 assets
 Expenses++                1.71%    1.75%    1.36%      1.19%+   1.91%    2.01%
 Net investment income
  (loss)                  (1.09%)  (1.03%)  (0.26%)     0.12%+  (0.48%)  (0.25%)
Portfolio turnover rate     147%     132%     141%        71%     156%     140%

(a) For the period from January 20, 1998 (commencement of class operations) to September 30, 1998.
(b) For the eleven months ended September 30, 1997. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 1997.
# Net investment income per share is based on average shares outstanding during the period.
*   Excluding applicable sales charges.
++ Ratio of expenses to average net assets excludes expense reductions and in-cludes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Large Company Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                   Year Ended September 30,
                                                 ----------------------------
                                                  2000    1999 #   1998 (a) #
CLASS C SHARES
Net asset value, beginning of period             $10.89   $ 9.63     $9.25
                                                 ------   ------     -----
Income from investment operations
Net investment loss                               (0.04)   (0.12)    (0.07)
Net realized and unrealized gains on securities    3.30     2.72      0.45
                                                 ------   ------     -----
Total from investment operations                   3.26     2.60      0.38
                                                 ------   ------     -----

Distributions to shareholders from
Net realized gains                                (1.80)   (1.34)        0
                                                 ------   ------     -----
Total distributions to shareholders               (1.80)   (1.34)        0
                                                 ------   ------     -----

Net asset value, end of period                   $12.35   $10.89     $9.63
                                                 ------   ------     -----
Total return*                                     32.08%   29.15%     4.11%
Ratios and supplemental data
Net assets, end of period (thousands)            $7,176   $2,452     $ 453
Ratios to average net assets
 Expenses++                                        1.71%    1.75%     1.84%+
 Net investment loss                              (1.11%)  (1.08%)   (0.80%)+
Portfolio turnover rate                             147%     132%      141%

                             Year Ended
                            September 30,
                         -------------------
                          2000    1999 (b) #
CLASS Y SHARES
Net asset value,
 beginning of period     $10.92     $11.28
                         ------     ------
Income from investment
 operations
Net investment loss       (0.01)         0
Net realized and
 unrealized gains and
 losses on securities      3.40      (0.36)
                         ------     ------
Total from investment
 operations                3.39      (0.36)
                         ------     ------

Distributions to
 shareholders from
Net realized gains        (1.80)         0
                         ------     ------
Total distributions to
 shareholders             (1.80)         0
                         ------     ------

Net asset value, end of
 period                  $12.51     $10.92
                         ------     ------
Total return              33.34%     (3.19%)
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $2,602     $  238
Ratios to average net
 assets
 Expenses++                0.71%      0.75%+
 Net investment loss      (0.14%)    (0.10%)+
Portfolio turnover rate     147%       132%

(a) For the period from January 22, 1998 (commencement of class operations) to September 30, 1998.
(b) For the period from June 30, 1999 (commencement of class operations) to September 30, 1999.
# Net investment income per share is based on average shares outstanding during the period.
*   Excluding applicable sales charges.
++ Ratio of expenses to average net assets excludes expense reductions and in-cludes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Masters Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                     Year Ended
                                                    September 30,
                                                 -------------------
                                                  2000 #    1999 (a)
CLASS A SHARES
Net asset value, beginning of period             $  10.05   $  10.00
                                                 --------   --------
Income from investment operations
Net investment loss                                 (0.10)     (0.05)
Net realized and unrealized gains on securities      3.27       0.10
                                                 --------   --------
Total from investment operations                     3.17       0.05
                                                 --------   --------

Net asset value, end of period                   $  13.22   $  10.05
                                                 --------   --------
Total return*                                       31.54%      0.50%
Ratios and supplemental data
Net assets, end of period (thousands)            $192,473   $167,848
Ratios to average net assets
 Expenses++                                          1.58%      1.72%+
 Net investment loss                                (0.78%)    (0.70%)+
Portfolio turnover rate                               111%        63%

                                                    Year Ended
                                                   September 30,
                                                 -------------------
                                                  2000 #    1999 (a)
CLASS B SHARES
Net asset value, beginning of period             $  10.01   $  10.00
                                                 --------   --------
Income from investment operations
Net investment loss                                 (0.19)     (0.09)
Net realized and unrealized gains on securities      3.25       0.10
                                                 --------   --------
Total from investment operations                     3.06       0.01
                                                 --------   --------

Net asset value, end of period                   $  13.07   $  10.01
                                                 --------   --------
Total return*                                       30.57%      0.10%
Ratios and supplemental data
Net assets, end of period (thousands)            $133,637   $ 82,979
Ratios to average net assets
 Expenses++                                          2.34%      2.47%+
 Net investment loss                                (1.54%)    (1.48%)+
Portfolio turnover rate                               111%        63%

(a)  For the period from December 31, 1998 (commencement of class operations)
     to September 30, 1999.
*    Excluding applicable sales charges.
# Net investment income per share is based on average shares outstanding during the period.
++ Ratio of expenses to average net assets excludes expense reductions and in-cludes fee waivers.
+    Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                  Masters Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                           Year Ended September 30,
                         ----------------------------
                             2000 #        1999 (a)
CLASS C SHARES
Net asset value,
beginning of period      $      10.00    $     10.00
                         ------------    -----------
Income from investment
operations
Net investment loss             (0.19)         (0.09)
Net realized and
 unrealized gains on
 securities                      3.24           0.09
                         ------------    -----------
Total from investment
 operations                      3.05           0.00
                         ------------    -----------

Net asset value, end of
period                   $      13.05    $     10.00
                         ------------    -----------
Total return*                   30.50%          0.00%
Ratios and supplemental
data
Net assets, end of
 period (thousands)      $     11,387    $     4,837
Ratios to average net
 assets
 Expenses++                      2.35%          2.47%+
 Net investment loss            (1.55%)        (1.48%)+
Portfolio turnover rate           111%            63%

                           Year Ended September 30,
                         ----------------------------
                            2000 #         1999 (a)
CLASS Y SHARES
Net asset value,
beginning of period      $      10.07    $     10.00
                         ------------    -----------
Income from investment
operations
Net investment loss             (0.07)         (0.01)
Net realized and
 unrealized gains on
 securities                      3.27           0.08
                         ------------    -----------
Total from investment
 operations                      3.20           0.07
                         ------------    -----------

Net asset value, end of
period                   $      13.27    $     10.07
                         ------------    -----------
Total return                    31.78%          0.70%
Ratios and supplemental
data
Net assets, end of
 period (thousands)      $      4,479    $     3,348
Ratios to average net
 assets
 Expenses++                      1.34%          1.50%+
 Net investment loss            (0.53%)        (0.43%)+
Portfolio turnover rate           111%            63%

(a) For the period from December 31, 1998 (commencement of class operations) to September 30, 1999.
*   Excluding applicable sales charges.
# Net investment income per share is based on average shares outstanding dur-ing the period.
++ Ratio of expenses to average net assets excludes expense reductions and in-cludes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   Omega Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                                         Year Ended
                                 Year Ended September 30,                December 31,
                         -----------------------------------------    -------------------
                          2000 #     1999 #     1998 #   1997 (a)#      1996       1995
CLASS A SHARES
Net asset value,
 beginning of period     $  26.82   $  21.50   $  22.69   $  19.52    $  19.56   $  15.54
                         --------   --------   --------   --------    --------   --------
Income from investment
 operations
Net investment loss         (0.22)     (0.17)     (0.09)     (0.03)      (0.06)         0
Net realized and
 unrealized gains on
 securities                 13.32       8.10       1.03       4.05        2.15       5.58
                         --------   --------   --------   --------    --------   --------
Total from investment
 operations                 13.10       7.93       0.94       4.02        2.09       5.58
                         --------   --------   --------   --------    --------   --------

Distributions to
 shareholders from
Net realized gains          (0.99)     (2.61)     (2.13)     (0.85)      (2.13)     (1.56)
                         --------   --------   --------   --------    --------   --------
Total distributions to
 shareholders               (0.99)     (2.61)     (2.13)     (0.85)      (2.13)     (1.56)
                         --------   --------   --------   --------    --------   --------

Net asset value, end of
 period                  $  38.93   $  26.82   $  21.50   $  22.69    $  19.52   $  19.56
                         --------   --------   --------   --------    --------   --------
Total return*               49.83%     39.56%      4.43%     21.45%      11.31%     36.94%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $865,958   $371,361   $156,220   $162,847    $154,825   $135,079
Ratios to average net
 assets
 Expenses++                  1.18%      1.30%      1.32%      1.32%+      1.33%      1.38%
 Net investment loss        (0.59%)    (0.66%)    (0.38%)    (0.20%)+    (0.29%)     0.00%
Portfolio turnover rate       152%       120%       159%        76%        173%       159%

                                  Year Ended September 30,               Year Ended December 31,
                         -------------------------------------------    -------------------------
                           2000 #      1999 #     1998 #   1997 (a)#       1996          1995
CLASS B SHARES
Net asset value,
 beginning of period     $    24.99   $  20.32   $  21.71   $  18.83    $     19.10   $     15.34
                         ----------   --------   --------   --------    -----------   -----------
Income from investment
 operations
Net investment loss           (0.46)     (0.34)     (0.25)     (0.15)         (0.17)        (0.09)
Net realized and
 unrealized gains on
 securities                   12.38       7.62       0.99       3.88           2.03          5.41
                         ----------   --------   --------   --------    -----------   -----------
Total from investment
 operations                   11.92       7.28       0.74       3.73           1.86          5.32
                         ----------   --------   --------   --------    -----------   -----------

Distributions to
 shareholders from
Net realized gains            (0.99)     (2.61)     (2.13)     (0.85)         (2.13)        (1.56)
                         ----------   --------   --------   --------    -----------   -----------
Total distributions to
 shareholders                 (0.99)     (2.61)     (2.13)     (0.85)         (2.13)        (1.56)
                         ----------   --------   --------   --------    -----------   -----------

Net asset value, end of
 period                  $    35.92   $  24.99   $  20.32   $  21.71    $     18.83   $     19.10
                         ----------   --------   --------   --------    -----------   -----------
Total return*                 48.72%     38.57%      3.64%     20.68%         10.31%        35.70%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $1,349,647   $372,956   $114,068   $110,349    $    89,921   $    71,636
Ratios to average net
 assets
 Expenses++                    1.94%      2.05%      2.10%      2.18%+         2.20%         2.29%
 Net investment loss          (1.35%)    (1.41%)    (1.16%)    (1.06%)+       (1.15%)       (0.94%)
Portfolio turnover rate         152%       120%       159%        76%           173%          159%

(a) For the nine months ended September 30, 1997. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.
# Net investment income per share is based on average shares outstanding dur-ing the period.
*   Excluding applicable sales charges.
++ Ratio of expenses to average net assets excludes expense reductions and in-cludes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                                   Omega Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                  Year Ended September 30,           Year Ended December 31,
                         -----------------------------------------   -----------------------
                          2000 #    1999 #    1998 #    1997 (a) #      1996          1995
CLASS C SHARES
Net asset value,
 beginning of period     $  25.05   $ 20.37   $ 21.74    $ 18.86     $     19.13   $     15.37
                         --------   -------   -------    -------     -----------   -----------
Income from investment
 operations
Net investment loss         (0.47)    (0.33)    (0.25)     (0.15)          (0.18)        (0.13)
Net realized and
 unrealized gains on
 securities                 12.42      7.62      1.01       3.88            2.04          5.45
                         --------   -------   -------    -------     -----------   -----------
Total from investment
 operations                 11.95      7.29      0.76       3.73            1.86          5.32
                         --------   -------   -------    -------     -----------   -----------

Distributions to
 shareholders from
Net realized gains          (0.99)    (2.61)    (2.13)     (0.85)          (2.13)        (1.56)
                         --------   -------   -------    -------     -----------   -----------
Total distributions to
 shareholders               (0.99)    (2.61)    (2.13)     (0.85)          (2.13)        (1.56)
                         --------   -------   -------    -------     -----------   -----------

Net asset value, end of
 period                  $  36.01   $ 25.05   $ 20.37    $ 21.74     $     18.86   $     19.13
                         --------   -------   -------    -------     -----------   -----------
Total return*               48.73%    38.52%     3.73%     20.65%          10.29%        35.62%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $285,022   $26,929   $13,752    $16,067     $    17,628   $    13,963
Ratios to average net
 assets
 Expenses++                  1.95%     2.04%     2.11%      2.18%+          2.21%         2.30%
 Net investment loss        (1.37%)   (1.40%)   (1.16%)    (1.05%)+        (1.17%)       (0.91%)
Portfolio turnover rate       152%      120%      159%        76%            173%          159%

                                              Year Ended September 30,
                                       --------------------------------------
                                       2000 #    1999 #   1998 #   1997 (b) #
CLASS Y SHARES
Net asset value, beginning of period   $ 26.96   $21.54   $22.68     $19.98
                                       -------   ------   ------     ------
Income from investment operations
Net investment loss                      (0.13)   (0.11)   (0.02)     (0.01)
Net realized and unrealized gains on
 securities                              13.39     8.14     1.01       3.56
                                       -------   ------   ------     ------
Total from investment operations         13.26     8.03     0.99       3.55
                                       -------   ------   ------     ------

Distributions to shareholders from
Net realized gains                       (0.99)   (2.61)   (2.13)     (0.85)
                                       -------   ------   ------     ------
Total distributions to shareholders      (0.99)   (2.61)   (2.13)     (0.85)
                                       -------   ------   ------     ------

Net asset value, end of period         $ 39.23   $26.96   $21.54     $22.68
                                       -------   ------   ------     ------
Total return                             50.17%   39.99%    4.67%     18.60%
Ratios and supplemental data
Net assets, end of period (thousands)  $23,520   $4,586   $  571     $    5
Ratios to average net assets
 Expenses++                               0.94%    1.05%    1.11%      1.24%+
 Net investment loss                     (0.36%)  (0.42%)  (0.09%)    (0.21%)+
Portfolio turnover rate                    152%     120%     159%        76%

(a) For the nine months ended September 30, 1997. The Fund changed its fiscal year end from December 31 to September 30, effective September 30, 1997.
(b) For the period from January 13, 1997 (commencement of class operations) to September 30, 1997.
# Net investment income per share is based on average shares outstanding dur-ing the period.
*   Excluding applicable sales charges.
++ Ratio of expenses to average net assets excludes expense reductions and in-cludes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Small Company Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                  Year Ended September 30,
                                                ----------------------------
                                                2000 #   1999 #   1998 (a) #
CLASS A SHARES
Net asset value, beginning of period            $ 6.47   $5.72      $ 7.75
                                                ------   -----      ------
Income from investment operations
Net investment loss                              (0.04)  (0.04)      (0.04)
Net realized and unrealized gains or losses on
 securities                                       4.14    1.97       (1.99)
                                                ------   -----      ------
Total from investment operations                  4.10    1.93       (2.03)
                                                ------   -----      ------

Distributions to shareholders from
Net realized gains                                   0   (1.18)          0
                                                ------   -----      ------
Total distributions to shareholders                  0   (1.18)          0
                                                ------   -----      ------

Net asset value, end of period                  $10.57   $6.47      $ 5.72
                                                ------   -----      ------
Total return*                                    63.37%  39.74%     (26.19%)
Ratios and supplemental data
Net assets, end of period (millions)            $1,110   $ 712      $  589
Ratios to average net assets
 Expenses++                                       1.01%   1.17%       1.15%+
 Net investment loss                             (0.46%) (0.63%)     (0.50%)+
Portfolio turnover rate                            220%    125%         97%

                               Year Ended September 30,           Year Ended May 31,
                         --------------------------------------  ---------------------
                          2000    1999 #   1998 #    1997 (b) #    1997        1996
CLASS B SHARES
Net asset value,
 beginning of period     $ 6.39   $ 5.69   $  9.44     $ 8.44    $   10.35   $    8.62
                         ------   ------   -------     ------    ---------   ---------
Income from investment
 operations
Net investment loss       (0.11)   (0.07)    (0.07)     (0.04)       (0.11)      (0.13)
Net realized and
 unrealized gains or
 losses on securities      4.07     1.95     (2.90)      1.74        (0.78)       2.87
                         ------   ------   -------     ------    ---------   ---------
Total from investment
 operations                3.96     1.88     (2.97)      1.70        (0.89)       2.74
                         ------   ------   -------     ------    ---------   ---------

Distributions to
 shareholders from
Net realized gains            0    (1.18)    (0.78)     (0.70)       (1.02)      (1.01)
                         ------   ------   -------     ------    ---------   ---------
Total distributions to
 shareholders                 0    (1.18)    (0.78)     (0.70)       (1.02)      (1.01)
                         ------   ------   -------     ------    ---------   ---------

Net asset value, end of
 period                  $10.35   $ 6.39   $  5.69     $ 9.44    $    8.44   $   10.35
                         ------   ------   -------     ------    ---------   ---------
Total return*             61.97%   38.95%   (33.91%)    21.43%       (8.61%)     33.03%
Ratios and supplemental
 data
Net assets, end of
 period (millions)       $   81   $  107   $   200     $1,546    $   1,407   $   2,006
Ratios to average net
 assets
 Expenses++                1.77%    1.93%     1.36%      1.77%+       1.75%       1.73%
 Net investment loss      (1.23%)  (1.35%)   (0.89%)    (1.43%)+     (1.32%)     (1.34%)
Portfolio turnover rate     220%     125%       97%        28%          48%         94%

(a) For the period from January 20, 1998 (commencement of class operations) to September 30, 1998.
(b) For the four months ended September 30, 1997. The Fund changed its fiscal year end from May 31 to September 30, effective September 30, 1997.
# Net investment income per share is based on average shares outstanding dur-ing the period.
*   Excluding applicable sales charges.
++ Ratio of expenses to average net assets excludes expense reductions and in-cludes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Small Company Growth Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                  Year Ended September 30,
                                                ----------------------------
                                                 2000    1999 #   1998 (a) #
CLASS C SHARES
Net asset value, beginning of period            $ 6.39   $ 5.70    $  7.73
                                                ------   ------    -------
Income from investment operations
Net investment loss                              (0.12)   (0.07)     (0.10)
Net realized and unrealized gains or losses on
 securities                                       4.09     1.94      (1.93)
                                                ------   ------    -------
Total from investment operations                  3.97     1.87      (2.03)
                                                ------   ------    -------

Distributions to shareholders from
Net realized gains                                   0    (1.18)         0
                                                ------   ------    -------
Total distributions to shareholders                  0    (1.18)         0
                                                ------   ------    -------

Net asset value, end of period                  $10.36   $ 6.39    $  5.70
                                                ------   ------    -------
Total return*                                    62.13%   38.65%    (26.26%)
Ratios and supplemental data
Net assets, end of period (millions)            $    9   $    2    $     4
Ratios to average net assets
 Expenses++                                       1.76%    1.93%      1.90%+
 Net investment loss                             (1.20%)  (1.36%)    (1.32%)+
Portfolio turnover rate                            220%     125%        97%

                                                  Year Ended September 30,
                                                ----------------------------
                                                 2000    1999 #   1998 (a) #
CLASS Y SHARES
Net asset value, beginning of period            $ 6.51   $5.74      $ 7.73
                                                ------   -----      ------
Income from investment operations
Net investment loss                              (0.02)  (0.03)      (0.02)
Net realized and unrealized gains or losses on
 securities                                       4.15    1.98       (1.97)
                                                ------   -----      ------
Total from investment operations                  4.13    1.95       (1.99)
                                                ------   -----      ------

Distributions to shareholders from
Net realized gains                                   0   (1.18)          0
                                                ------   -----      ------
Total distributions to shareholders                  0   (1.18)          0
                                                ------   -----      ------
Net asset value, end of period                  $10.64   $6.51      $ 5.74
                                                ------   -----      ------
Total return                                     63.44%  40.01%     (25.74%)
Ratios and supplemental data
Net assets, end of period (millions)            $    5   $   2      $    1
Ratios to average net assets
 Expenses++                                       0.77%   0.92%       0.91%+
 Net investment loss                             (0.21%) (0.42%)     (0.33%)+
Portfolio turnover rate                            220%    125%         97%

(a) For the period from January 26, 1998 (commencement of class operations) to September 30, 1998.
# Net investment income per share is based on average shares outstanding dur-ing the period.
*   Excluding applicable sales charges.
++ Ratio of expenses to average net assets excludes expense reductions and in-cludes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Stock Selector Fund
                              Financial Highlights
                (For a share outstanding throughout each period)


                           Year Ended September 30,            Year Ended June 30,
                         ---------------------------    -------------------------------
                                                                                              Period Ended
                          2000      1999     1998 (a)       1998      1997    1996 (b) (c) October 31, 1995 (d)
CLASS A SHARES
Net asset value,
 beginning of period     $ 20.06   $ 18.34   $ 22.43    $ 21.13   $ 17.28    $ 17.08           $15.00
                         -------   -------   -------    -------   -------    -------           ------
Income from investment
 operations
Net investment income
 (loss)                    (0.01)    (0.02)        0      (0.02)     0.07       0.12             0.18
Net realized and
 unrealized gains or
 losses on securities
 and futures contracts      2.47      5.86     (4.09)      4.24      5.32       1.49             2.87
                         -------   -------   -------    -------   -------    -------           ------
Total from investment
 operations                 2.46      5.84     (4.09)      4.22      5.39       1.61             3.05
                         -------   -------   -------    -------   -------    -------           ------

Distributions to
 shareholders from
Net investment income          0     (0.01)        0          0     (0.07)     (0.11)           (0.17)
Net realized gains         (4.83)    (4.11)        0      (2.92)    (1.47)     (1.30)           (0.80)
                         -------   -------   -------    -------   -------    -------           ------
Total distributions to
 shareholders              (4.83)    (4.12)        0      (2.92)    (1.54)     (1.41)           (0.97)
                         -------   -------   -------    -------   -------    -------           ------

Net asset value, end of
 period                  $ 17.69   $ 20.06   $ 18.34    $ 22.43   $ 21.13    $ 17.28           $17.08
                         -------   -------   -------    -------   -------    -------           ------
Total return*              12.31%    35.15%   (18.23%)    21.54%    32.74%     19.11%           21.94%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $22,908   $20,930   $15,910    $20,509   $16,043    $11,178           $6,591
Ratios to average net
 assets
 Expenses++                 1.08%     1.10%     1.18%+     1.25%     1.23%      1.22%+           1.34%
 Net investment income
  (loss)                   (0.08%)   (0.16%)   (0.06%)+   (0.10%)    0.38%      0.89%+           1.23%
Portfolio turnover rate       67%       85%       28%        61%       79%       114%             119%


                              Year Ended September 30,
                             --------------------------       Period Ended
                              2000     1999    1998 (a)   June 30, 1998 (e) (f)
CLASS B SHARES
Net asset value, beginning
 of period                   $19.77   $18.23    $22.33           $22.76
                             ------   ------    ------           ------
Income from investment
 operations
Net investment loss           (0.13)   (0.06)    (0.03)           (0.09)
Net realized and unrealized
 gains or losses on
 securities and futures
 contracts                     2.40     5.71     (4.07)            2.90
                             ------   ------    ------           ------
Total from investment
 operations                    2.27     5.65     (4.10)            2.81
                             ------   ------    ------           ------

Distributions to
 shareholders from
Net realized gains            (4.83)   (4.11)        0            (3.24)
                             ------   ------    ------           ------
Total distributions to
 shareholders                 (4.83)   (4.11)        0            (3.24)
                             ------   ------    ------           ------

Net asset value, end of
 period                      $17.21   $19.77    $18.23           $22.33
                             ------   ------    ------           ------
Total return*                 11.42%   34.18%   (18.36%)          14.38%
Ratios and supplemental
 data
Net assets, end of period
 (thousands)                 $2,704   $2,376    $  413           $  349
Ratios to average net
 assets
 Expenses++                    1.84%    1.82%     1.94%+           2.00%+
 Net investment loss          (0.84%)  (0.86%)   (0.76%)+         (0.85%)+
Portfolio turnover rate          67%      85%       28%              61%

(a) For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998. Effec-tive the close of business July 28, 1998, the Stock Selector Fund acquired all the assets and certain liabilities of the CoreFund Core Equity Fund through a tax free exchange of shares. The operating results of the CoreFund have been carried forward for prior periods.
(b) For the eight months ended June 30, 1996. The Fund changed its fiscal year end from October 31 to June 30, effective June 30, 1996.
(c) On April 15, 1996, the Conestoga Equity Fund was acquired by CoreFunds, Inc. At that time, the Retail Class Shares of the Fund were exchanged for Class A Shares.
(d) On February 21, 1995, the Shares of the Fund were redesignated as either Retail or Institutional Shares. On that date, the Fund's net investment in-come, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of Shares. The basis for the allocation was the relative net assets of each class of Shares as of Febru-ary 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Finan-cial Highlights' ratio of expenses, net investment income, total return, and the per share investment activities and distributions reflect this al-location.
(e) For the period from November 7, 1997 (commencement of class operations) to June 30, 1998.
(f) Net realized gains per share adjusted to reflect a reverse stock split which occurred on June 24, 1998.
*   Excluding applicable sales charges.
++ Ratio of expenses to average net assets excludes expense reductions and in-cludes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Stock Selector Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                  Year Ended September 30,
                                                -----------------------------
                                                   2000          1999 (a)
CLASS C SHARES
Net asset value, beginning of period            $      20.02    $      21.58
                                                ------------    ------------
Income from investment operations
Net investment loss                                    (0.12)          (0.01)
Net realized and unrealized gains or losses on
 securities and futures contracts                       2.43           (1.55)
                                                ------------    ------------
Total from investment operations                        2.31           (1.56)
                                                ------------    ------------
Distributions to shareholders from
Net realized gains                                     (4.83)              0
                                                ------------    ------------
Total distributions to shareholders                    (4.83)              0
                                                ------------    ------------

Net asset value, end of period                  $      17.50    $      20.02
                                                ------------    ------------
Total return*                                          11.49%          (7.23%)
Ratios and supplemental data
Net assets, end of period (thousands)           $        409    $         78
Ratios to average net assets
 Expenses++                                             1.84%           1.87%+
 Net investment loss                                   (0.82%)         (0.78%)+
Portfolio turnover rate                                   67%             85%

                            Year Ended September 30,            Year Ended June 30,        Institutional Class
                         ------------------------------   --------------------------------      Year Ended
                            2000       1999    1998 (b)     1998      1997    1996 (c) (d) October 31, 1995 (e)
CLASS Y SHARES
Net asset value,
 beginning of period     $    20.11  $  18.35  $  22.43   $  21.11  $  17.26    $  17.07         $  15.00
                         ----------  --------  --------   --------  --------    --------         --------
Income from investment
 operations
Net investment income          0.03      0.02      0.01       0.04      0.12        0.14             0.19
Net realized and
 unrealized gains or
 losses on securities
 and futures contracts         2.48      5.87     (4.09)      4.24      5.32        1.49             2.87
                         ----------  --------  --------   --------  --------    --------         --------
Total from investment
 operations                    2.51      5.89     (4.08)      4.28      5.44        1.63             3.06
                         ----------  --------  --------   --------  --------    --------         --------

Distributions to
 shareholders from
Net investment income         (0.01)    (0.02)        0      (0.04)    (0.12)      (0.14)           (0.19)
Net realized gains            (4.83)    (4.11)        0      (2.92)    (1.47)      (1.30)           (0.80)
                         ----------  --------  --------   --------  --------    --------         --------
Total distributions to
 shareholders                 (4.84)    (4.13)        0      (2.96)    (1.59)      (1.44)           (0.99)
                         ----------  --------  --------   --------  --------    --------         --------

Net asset value, end of
 period                  $    17.78  $  20.11  $  18.35   $  22.43  $  21.11    $  17.26         $  17.07
                         ----------  --------  --------   --------  --------    --------         --------
Total return                  12.62%    35.49%   (18.19%)    21.90%    33.10%      19.24%           22.00%
Ratios and supplemental
 data
Net assets, end of
 period (thousands)      $1,062,608  $476,928  $424,992   $563,987  $515,015    $414,824         $378,352
Ratios to average net
 assets
 Expenses++                    0.81%     0.85%     0.93%+     1.00%     0.98%       0.97%+           1.05%+
 Net investment income         0.24%     0.09%     0.19%+     0.15%     0.63%       1.15%+           1.44%+
Portfolio turnover rate          67%       85%       28%        61%       79%        114%             119%

(a) For the period from June 30, 1999 (commencement of class operations) to September 30, 1999.
(b) For the three months ended September 30, 1998. The Fund changed its fiscal year end from June 30 to September 30, effective September 30, 1998. Effec-tive the close of business July 28, 1998, the Stock Selector Fund acquired all the assets and certain liabilities of the CoreFund Core Equity Fund through a tax free exchange of shares. The operating results of the CoreFund have been carried forward for prior periods.
(c) For the eight months ended June 30, 1996. The Fund changed its fiscal year end from October 31 to June 30, effective June 30, 1996.
(d) On April 15, 1996, the Conestoga Equity Fund was acquired by CoreFunds, Inc. At that time the Institutional Class Shares of the Fund were exchanged for Class Y Shares.
(e) On February 21, 1995, the Shares of the Fund were redesignated as either Retail or Institutional Shares. On that date, the Fund's net investment in-come, expenses and distributions for the period November 1, 1994 through February 20, 1995 were allocated to each class of Shares. The basis for the allocation was the relative net assets of each class of Shares as of Febru-ary 21, 1995. The results were combined with the results of operations and distributions for each applicable class for the period February 21, 1995 through October 31, 1995. For the year ended October 31, 1995, the Finan-cial Highlights' ratio of expenses, net investment income, total return, and the per share investment activities and distributions reflect this al-location.
*   Excluding applicable sales charges.
++ Ratio of expenses to average net assets excludes expense reductions and in-cludes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                              Stock Selector Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                     Period Ended
                                                September 30, 2000 (a)
CLASS IS SHARES
Net asset value, beginning of period                    $19.83
                                                        ------
Income from investment operations
Net investment income                                     0.01
Net realized and unrealized gains or losses on
 securities and futures contracts                         0.34
                                                        ------
Total from investment operations                          0.35
                                                        ------

Distributions to shareholders from
Net realized gains                                       (2.49)
                                                        ------
Total distributions to shareholders                      (2.49)
                                                        ------

Net asset value, end of period                          $17.69
                                                        ------
Total return                                              1.56%
Ratios and supplemental data
Net assets, end of period (thousands)                   $1,435
Ratios to average net assets
 Expenses++                                               1.00%+
 Net investment income                                    0.21%+
Portfolio turnover rate                                     67%

(a) For the period from June 30, 2000 (commencement of class operations) to September 30, 2000.
++ Ratio of expenses to average net assets excludes expense reductions and in-cludes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Tax Strategic Equity Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                   Year Ended September 30,
                                                 ----------------------------
                                                 2000 #   1999 #   1998 (a) #
CLASS A SHARES
Net asset value, beginning of period             $14.01   $10.65     $10.11
                                                 ------   ------     ------
Income from investment operations
Net investment loss                               (0.07)   (0.03)         0
Net realized and unrealized gains on securities    1.84     3.41       0.54
                                                 ------   ------     ------
Total from investment operations                   1.77     3.38       0.54
                                                 ------   ------     ------

Distributions to shareholders from
Net investment income                                 0    (0.02)         0
                                                 ------   ------     ------

Net asset value, end of period                   $15.78   $14.01     $10.65
                                                 ------   ------     ------
Total return*                                     12.63%   31.69%      5.34%
Ratios and supplemental data
Net assets, end of period (thousands)            $8,157   $5,055     $   10
Ratios to average net assets
 Expenses++                                        1.63%    1.58%      1.54%+
 Net investment income (loss)                     (0.42%)  (0.25%)     9.12%+
Portfolio turnover rate                              29%      90%         0%

                                                    Year Ended September 30,
                                                 -----------------------------
                                                   2000 #        1999 (b) #
CLASS B SHARES
Net asset value, beginning of period             $      13.94     $     10.26
                                                 ------------     -----------
Income from investment operations
Net investment loss                                     (0.19)          (0.13)
Net realized and unrealized gains on securities          1.82            3.83
                                                 ------------     -----------
Total from investment operations                         1.63            3.70
                                                 ------------     -----------
Distributions to shareholders from
Net investment income                                       0           (0.02)
                                                 ------------     -----------
Net asset value, end of period                   $      15.57     $     13.94
                                                 ------------     -----------
Total return*                                           11.69%          36.01%
Ratios and supplemental data
Net assets, end of period (thousands)            $     13,346     $     7,882
Ratios to average net assets
 Expenses++                                              2.39%           2.33%+
 Net investment loss                                    (1.17%)         (1.03%)+
Portfolio turnover rate                                    29%             90%

(a) For the period from September 4, 1998 (commencement of class operations) to September 30, 1998.
(b) For the period from October 14, 1998 (commencement of class operations) to September 30, 1999.
# Net investment income per share is based on average shares outstanding dur-ing the period.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                           Tax Strategic Equity Fund
                              Financial Highlights
                (For a share outstanding throughout each period)

                                                    Year Ended
                                                   September 30,
                                                 -------------------
                                                 2000 #   1999 (a) #
CLASS C SHARES
Net asset value, beginning of period             $13.96     $12.51
                                                 ------     ------
Income from investment operations
Net investment loss                               (0.19)     (0.14)
Net realized and unrealized gains on securities    1.82       1.61
                                                 ------     ------
Total from investment operations                   1.63       1.47
                                                 ------     ------

Distributions to shareholders from
Net investment income                                 0      (0.02)
                                                 ------     ------
Net asset value, end of period                   $15.59     $13.96
                                                 ------     ------
Total return*                                     11.68%     11.71%
Ratios and supplemental data
Net assets, end of period (thousands)            $5,063     $2,162
Ratios to average net assets
 Expenses++                                        2.40%      2.33%+
 Net investment loss                              (1.19%)    (0.98%)+
Portfolio turnover rate                              29%        90%

                                                   Year Ended September 30,
                                                 ----------------------------
                                                 2000 #   1999 #   1998 (b) #
CLASS Y SHARES
Net asset value, beginning of period             $14.08   $10.65     $10.00
                                                 ------   ------     ------
Income from investment operations
Net investment loss                               (0.02)       0          0
Net realized and unrealized gains on securities    1.83     3.45       0.65
                                                 ------   ------     ------
Total from investment operations                   1.81     3.45       0.65
                                                 ------   ------     ------
Distributions to shareholders from
Net investment income                                 0    (0.02)         0
                                                 ------   ------     ------
Net asset value, end of period                   $15.89   $14.08     $10.65
                                                 ------   ------     ------
Total return                                      12.86%   32.34%      6.50%
Ratios and supplemental data
Net assets, end of period (thousands)            $1,097   $2,454     $3,629
Ratios to average net assets
 Expenses++                                        1.36%    1.32%      1.30%+
 Net investment loss                              (0.14%)  (0.01%)     8.87%+
Portfolio turnover rate                              29%      90%         0%

(a) For the period from November 4, 1998 (commencement of class operations) to September 30, 1999.
(b) For the period from September 1, 1998 (commencement of class operations) to September 30, 1998.
#   Net investment income is based on average shares outstanding during the pe-
    riod.
*   Excluding applicable sales charges.
++ The ratio of expenses to average net assets excludes expense reductions and includes fee waivers.
+   Annualized.

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Aggressive Growth Fund
                            Schedule of Investments
                               September 30, 2000

                                                            Shares     Value

COMMON STOCKS - 98.3%
CONSUMER DISCRETIONARY - 6.8%
Automobiles - 1.5%
  Harley-Davidson, Inc. ................................... 150,000 $ 7,181,250
                                                                    -----------
Media - 0.3%
  Scholastic Corp. *.......................................  20,000   1,591,250
                                                                    -----------
Specialty Retail - 5.0%
  Bed Bath & Beyond, Inc. *................................ 340,000   8,292,812
  Best Buy Co., Inc. *..................................... 100,000   6,362,500
  Home Depot, Inc. ........................................  57,500   3,051,094
  RadioShack Corp. ........................................ 100,000   6,462,500
                                                                    -----------
                                                                     24,168,906
                                                                    -----------
ENERGY - 11.0%
Energy Equipment & Services - 6.2%
  Cal Dive Intl., Inc. *................................... 113,400   6,485,063
  ENSCO Intl., Inc. ....................................... 120,000   4,590,000
  Nabors Inds., Inc. *..................................... 140,000   7,336,000
  Rowan Co., Inc. *........................................ 160,000   4,640,000
  Santa Fe Intl. Corp. .................................... 150,000   6,759,375
                                                                    -----------
                                                                     29,810,438
                                                                    -----------
Oil & Gas - 4.8%
  Anadarko Petroleum Corp. ................................ 100,000   6,646,000
  Apache Corp. ............................................ 110,000   6,503,750
  Devon Energy Corp. ...................................... 165,000   9,924,750
                                                                    -----------
                                                                     23,074,500
                                                                    -----------
FINANCIALS - 4.9%
Diversified Financials - 4.9%
  Citigroup, Inc. ......................................... 148,733   8,040,878
  Goldman Sachs Group, Inc. ...............................  40,000   4,557,500
  Lehman Brothers Holdings, Inc. ..........................  40,000   5,910,000
  Stilwell Finl., Inc. .................................... 120,000   5,220,000
                                                                    -----------
                                                                     23,728,378
                                                                    -----------
HEALTH CARE - 21.7%
Biotechnology - 3.2%
  Abgenix, Inc. ...........................................  50,000   4,040,625
  Biovail Corp. ........................................... 140,000  11,401,250
                                                                    -----------
                                                                     15,441,875
                                                                    -----------
Health Care Equipment & Supplies - 6.3%
  Alza Corp. *............................................. 145,000  12,542,500
  Medtronic, Inc. .........................................  90,000   4,663,125
  Minimed, Inc. ........................................... 150,000  13,406,250
                                                                    -----------
                                                                     30,611,875
                                                                    -----------

                                   EVERGREEN
                             Aggressive Growth Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                            Shares     Value

COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Providers & Services - 1.6%
  Bindley Western Inds., Inc. ............................. 240,000 $ 7,680,000
                                                                    -----------
Pharmaceuticals - 10.6%
  Alpharma, Inc., Class A.................................. 125,000   7,640,625
  American Home Products Corp. ............................ 150,000   8,484,375
  King Pharmaceuticals, Inc. .............................. 150,000   5,015,625
  Mylan Laboratories, Inc. ................................ 480,000  12,930,000
  Pharmacia Corp. ......................................... 167,500  10,081,406
  Watson Pharmaceuticals, Inc. *........................... 110,000   7,136,250
                                                                    -----------
                                                                     51,288,281
                                                                    -----------
INDUSTRIALS - 6.1%
Aerospace & Defense - 1.3%
  B.F. Goodrich Co. .......................................  80,000   3,135,000
  Hexcel Corp. ............................................ 250,000   3,343,750
                                                                    -----------
                                                                      6,478,750
                                                                    -----------
Commercial Services & Supplies - 2.3%
  Apollo Group, Inc. *..................................... 154,900   6,176,638
  Devry, Inc. *............................................ 135,200   5,086,900
                                                                    -----------
                                                                     11,263,538
                                                                    -----------
Industrial Conglomerates - 2.5%
  Tyco Intl., Ltd. ........................................ 230,000  11,931,250
                                                                    -----------
INFORMATION TECHNOLOGY - 45.6%
Communications Equipment - 13.2%
  Alteon Websystems, Inc. .................................  25,000   2,709,766
  Audio Codes, Ltd. .......................................  60,000   5,107,500
  Brocade Communications Sys., Inc. .......................  11,000   2,596,000
  CIENA Corp. *............................................  60,000   7,368,750
  Cisco Sys., Inc. *....................................... 195,000  10,773,750
  Copper Mountain Networks, Inc. .......................... 110,000   4,125,000
  Extreme Networks, Inc. ..................................  60,000   6,870,000
  Finisar Corp. ........................................... 100,000   4,837,500
  Juniper Networks, Inc. ..................................  15,000   3,284,062
  Nuance Communications, Inc. *............................  44,800   5,451,600
  Plantronics, Inc. ....................................... 120,000   4,560,000
  SonicWall, Inc. ......................................... 100,000   2,850,000
  Sycamore Networks, Inc. *................................  27,700   2,991,600
                                                                    -----------
                                                                     63,525,528
                                                                    -----------
Computers & Peripherals - 7.3%
  EMC Corp. *.............................................. 135,000  13,381,875
  Network Appliance, Inc. .................................  22,000   2,802,250
  NVIDIA Corp. ............................................ 175,000  14,328,125

                                   EVERGREEN
                             Aggressive Growth Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                            Shares     Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - continued
  QLogic Corp. ............................................  55,387 $ 4,874,056
                                                                    -----------
                                                                     35,386,306
                                                                    -----------
Electronic Equipment & Instruments - 6.6%
  Cree Research, Inc. *....................................  60,000   6,975,000
  Oak Technology, Inc. .................................... 200,000   5,475,000
  Sandisk Corp. ........................................... 115,900   7,736,325
  Sanmina Corp. *..........................................  30,000   2,808,750
  Waters Corp. *........................................... 100,000   8,900,000
                                                                    -----------
                                                                     31,895,075
                                                                    -----------
Internet Software & Services - 4.4%
  Ariba, Inc. .............................................  30,000   4,297,969
  Check Point Software Technologies, Ltd. *................  55,000   8,662,500
  Commerce One, Inc. ......................................  40,000   3,140,000
  VeriSign, Inc. ..........................................  26,000   5,266,625
                                                                    -----------
                                                                     21,367,094
                                                                    -----------
Semiconductor Equipment & Products - 3.6%
  Atmel Corp. ............................................. 190,000   2,885,625
  Broadcom Corp. *.........................................  15,000   3,656,250
  Cypress Semiconductor Corp. *............................ 105,000   4,364,062
  Micron Tech., Inc. *.....................................  91,000   4,186,000
  PMC-Sierra, Inc. ........................................  11,500   2,475,375
                                                                    -----------
                                                                     17,567,312
                                                                    -----------
Software - 10.5%
  I2 Technologies, Inc. ...................................  20,000   3,741,250
  Interwoven, Inc. ........................................  50,000   5,653,125
  Mercury Interactive Corp. *..............................  45,000   7,053,750
  Micromuse, Inc. .........................................  15,000   3,014,062
  Microsoft Corp. *........................................  70,000   4,221,875
  Peregrine Sys., Inc. *...................................  80,000   1,515,000
  Rational Software Corp. *................................  90,000   6,243,750
  Sapient Corp. *..........................................  71,000   2,888,813
  Siebel Sys., Inc. *......................................  50,000   5,565,625
  Veritas Software Corp. *.................................  75,000  10,650,000
                                                                    -----------
                                                                     50,547,250
                                                                    -----------
TELECOMMUNICATION SERVICES - 0.2%
Electronic Equipment & Instruments - 0.2%
  Inrange Technologies Corp. ..............................  17,000     901,000
                                                                    -----------
UTILITIES - 2.0%
Electric Utilities - 1.0%
  AES Corp. *..............................................  70,000   4,795,000
                                                                    -----------

                                   EVERGREEN
                             Aggressive Growth Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                          Shares      Value

COMMON STOCKS - continued
UTILITIES - continued
Gas Utilities - 1.0%
  El Paso Energy Corp. ................................     80,000 $  4,930,000
                                                                   ------------
    Total Common Stocks (cost $362,004,608)............             475,164,856
                                                                   ------------
                                                          Shares      Value
SHORT-TERM INVESTMENTS - 11.7%
MUTUAL FUND SHARES - 11.7%
  Evergreen Select Money Market Fund o ................ 18,064,126   18,064,126
  Navigator Prime Portfolio pp ........................ 38,713,146   38,713,146
                                                                   ------------
    Total Short-Term Investments (cost $56,777,272)...............   56,777,272
                                                                   ------------
Total Investments - (cost $418,781,880) - 110.0%..................  531,942,128
Other Assets and Liabilities - (10.0%)............................  (48,447,440)
                                                                   ------------
Net Assets - 100.0%............................................... $483,494,688
                                                                   ============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                              Capital Growth Fund
                            Schedule of Investments
                               September 30, 2000

                                                            Shares     Value
COMMON STOCKS - 88.8%
CONSUMER DISCRETIONARY - 6.4%
Household Durables - 2.8%
  Newell Rubbermaid, Inc. ................................. 577,200 $13,167,375
                                                                    -----------
Media - 2.8%
  Interpublic Group of Cos., Inc. ......................... 381,400  12,991,437
                                                                    -----------
Multi-line Retail - 0.8%
  May Dept. Stores Co. .................................... 171,500   3,515,750
                                                                    -----------
CONSUMER STAPLES - 11.7%
Food & Drug Retailing - 4.7%
  SYSCO Corp. ............................................. 474,700  21,984,544
                                                                    -----------
Personal Products - 2.9%
  Kimberly-Clark Corp. *................................... 244,400  13,640,575
                                                                    -----------
Tobacco - 4.1%
  Philip Morris Co., Inc. ................................. 637,340  18,761,696
                                                                    -----------
FINANCIALS - 16.0%
Banks - 8.8%
  SouthTrust Corp. ........................................ 421,500  13,250,906
  Wachovia Corp. ..........................................  58,000   3,287,875
  Washington Mutual, Inc. ................................. 310,940  12,379,299
  Wells Fargo Co. ......................................... 263,500  12,104,531
                                                                    -----------
                                                                     41,022,611
                                                                    -----------
Diversified Financials - 7.2%
  American Express Co. .................................... 248,400  15,090,300
  Fannie Mae Co. .......................................... 169,300  12,104,950
  Freddie Mac Corp. ....................................... 115,000   6,217,188
                                                                    -----------
                                                                     33,412,438
                                                                    -----------
HEALTH CARE - 8.6%
Health Care Equipment & Supplies - 1.7%
  Baxter Intl., Inc. ......................................  99,250   7,921,391
                                                                    -----------
Health Care Providers & Services - 3.6%
  Tenet Healthcare Corp. *................................. 456,600  16,608,825
                                                                    -----------
Pharmaceuticals - 3.3%
  American Home Products Corp. ............................  76,200   4,310,063
  Bristol-Myers Squibb Co. ................................   9,930     567,251
  Johnson & Johnson........................................  57,900   5,438,981
  Schering-Plough Corp. ................................... 104,500   4,859,250
                                                                    -----------
                                                                     15,175,545
                                                                    -----------
INDUSTRIALS - 26.1%
Aerospace & Defense - 2.0%
  United Technologies Corp. ............................... 135,000   9,348,750
                                                                    -----------

                                   EVERGREEN
                              Capital Growth Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                            Shares     Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Building Products - 1.9%
  Masco Corp. ............................................. 476,250 $  8,870,156
                                                                    ------------
Commercial Services & Supplies - 10.8%
  Automatic Data Processing, Inc. ......................... 263,000   17,588,125
  Computer Sciences Corp. *................................ 241,750   17,949,937
  First Data Corp. ........................................ 376,600   14,710,938
                                                                    ------------
                                                                      50,249,000
                                                                    ------------
Industrial Conglomerates - 7.8%
  Danaher Corp. ........................................... 284,000   14,129,000
  Tyco Intl., Ltd. ........................................ 421,400   21,860,125
                                                                    ------------
                                                                      35,989,125
                                                                    ------------
Machinery - 3.2%
  Illinois Tool Works, Inc. ............................... 266,000   14,862,750
                                                                    ------------
Road & Rail - 0.4%
  Werner Enterprises, Inc. ................................ 142,562    1,675,104
                                                                    ------------
INFORMATION TECHNOLOGY - 9.9%
Communications Equipment - 1.5%
  Lucent Technologies, Inc. ............................... 222,500    6,800,156
                                                                    ------------
Computers & Peripherals - 2.7%
  Intl. Business Machines Corp. ........................... 113,000   12,712,500
                                                                    ------------
Electronic Equipment & Instruments - 2.9%
  Solectron Corp. *........................................ 296,000   13,653,000
                                                                    ------------
Semiconductor Equipment & Products - 2.8%
  Intel Corp. ............................................. 310,220   12,893,519
                                                                    ------------
MATERIALS - 2.9%
Chemicals - 2.9%
  Sherwin Williams Co. .................................... 625,300   13,365,787
                                                                    ------------
TELECOMMUNICATION SERVICES - 5.0%
Diversified Telecommunication Services - 5.0%
  Verizon Communications. ................................. 482,000   23,346,875
                                                                    ------------
UTILITIES - 2.2%
Electric Utilities - 2.2%
  Duke Energy Corp. ....................................... 119,000   10,204,250
                                                                    ------------
    Total Common Stocks (cost $335,400,550)................          412,173,159
                                                                    ------------
UNIT INVESTMENT TRUST - 1.9%
FINANCIALS - 1.9%
Diversified Financials - 1.9%
  S&P 500 Depositary Receipt (Spiders) (cost $9,352,157)...  62,000    8,904,750
                                                                    ------------

                                   EVERGREEN
                              Capital Growth Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                          Shares      Value
SHORT-TERM INVESTMENTS - 9.5%
MUTUAL FUND SHARES - 9.5%
  Evergreen Select Money Market Fund o ................ 41,824,069 $ 41,824,069
  Navigator Prime Portfolio pp ........................  2,148,016    2,148,016
                                                                   ------------
    Total Short-Term Investments (cost $43,972,085)...............   43,972,085
                                                                   ------------
Total Investments - (cost $388,724,792) - 100.2%..................  465,049,994
Other Assets and Liabilities - (0.2)%.............................     (732,955)
                                                                   ------------
Net Assets - 100.0%............................................... $464,317,039
                                                                   ============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                                 Evergreen Fund
                            Schedule of Investments
                               September 30, 2000

                                                         Shares      Value

COMMON STOCKS - 95.7%
CONSUMER DISCRETIONARY - 7.6%
Media - 5.1%
  Clear Channel Communications, Inc. *.................. 130,000 $    7,345,000
  Disney (Walt) Co. .................................... 580,500     22,204,125
  Echostar Communications Corp., Class A................ 181,700      9,584,675
  Time Warner, Inc. .................................... 405,000     31,691,250
  Viacom, Inc., Class B *............................... 195,212     11,419,902
                                                                 --------------
                                                                     82,244,952
                                                                 --------------
Multi-line Retail - 1.8%
  Kohl's Corp. *........................................  86,500      4,989,969
  Wal-Mart Stores, Inc. ................................ 496,180     23,878,662
                                                                 --------------
                                                                     28,868,631
                                                                 --------------
Specialty Retail - 0.7%
  Home Depot, Inc. ..................................... 229,500     12,177,844
                                                                 --------------
CONSUMER STAPLES - 7.6%
Beverages - 3.1%
  Anheuser Busch Cos., Inc. ............................ 261,000     11,043,563
  Pepsico, Inc. ........................................ 372,100     17,116,600
  The Coca-Cola Co. .................................... 395,700     21,812,962
                                                                 --------------
                                                                     49,973,125
                                                                 --------------
Food & Drug Retailing - 1.2%
  Kroger Co. *.......................................... 282,100      6,364,881
  Walgreen Co. ......................................... 325,300     12,341,069
                                                                 --------------
                                                                     18,705,950
                                                                 --------------
Household Products - 0.7%
  Procter & Gamble Co. ................................. 177,500     11,892,500
                                                                 --------------
Personal Products - 1.8%
  Avon Products, Inc. .................................. 291,400     11,910,975
  Clorox Co. ........................................... 144,000      5,697,000
  Kimberly-Clark Corp. *................................ 139,900      7,808,169
  The Estee Lauder Cos., Inc., Class A..................  83,000      3,039,875
                                                                 --------------
                                                                     28,456,019
                                                                 --------------
Tobacco - 0.8%
  Philip Morris Co., Inc. .............................. 450,500     13,261,594
                                                                 --------------
ENERGY - 8.6%
Energy Equipment & Services - 3.0%
  Baker Hughes, Inc. ................................... 358,200     13,298,175
  Diamond Offshore Drilling, Inc. ...................... 105,200      4,313,200
  Halliburton Co. ...................................... 136,900      6,699,544
  Schlumberger, Ltd. ................................... 209,100     17,211,544
  Transocean Sedco Forex, Inc. ......................... 109,300      6,407,712
                                                                 --------------
                                                                     47,930,175
                                                                 --------------

                                   EVERGREEN
                                 Evergreen Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                         Shares      Value

COMMON STOCKS - continued
ENERGY - continued
Oil & Gas - 5.6%
  Anadarko Petroleum Corp. ............................. 152,000 $   10,101,920
  Apache Corp. ......................................... 110,100      6,509,663
  Chevron Corp. ........................................  81,000      6,905,250
  Conoco, Inc., Class B................................. 210,000      5,656,875
  Devon Energy Corp. ...................................  80,100      4,818,015
  Exxon Mobil Corp. .................................... 505,339     45,038,338
  Royal Dutch Petroleum Co. ............................ 138,100      8,277,369
  Texaco, Inc. .........................................  77,000      4,042,500
                                                                 --------------
                                                                     91,349,930
                                                                 --------------
FINANCIALS - 16.2%
Banks - 5.8%
  Bank of America Corp. ................................ 384,910     20,159,661
  Bank of New York Co., Inc. ........................... 288,200     16,157,212
  Firstar Corp. ........................................ 178,000      3,982,750
  FleetBoston Finl. Corp. *............................. 250,000      9,750,000
  J.P. Morgan & Co., Inc. *.............................  48,300      7,891,012
  KeyCorp. ............................................. 188,200      4,763,813
  Mellon Finl. Corp. ...................................  72,700      3,371,463
  PNC Finl. Svcs. Group................................. 105,400      6,851,000
  State Street Corp. ...................................  60,900      7,917,000
  Washington Mutual, Inc. ..............................  73,300      2,918,256
  Wells Fargo Co. ...................................... 189,700      8,714,344
                                                                 --------------
                                                                     92,476,511
                                                                 --------------
Diversified Financials - 4.9%
  American Express Co. ................................. 245,500     14,914,125
  Associates First Capital Corp., Class A............... 142,300      5,407,400
  Charles Schwab Corp. ................................. 175,950      6,246,225
  Citigroup, Inc. ...................................... 778,266     42,075,006
  Freddie Mac Corp. .................................... 195,800     10,585,437
                                                                 --------------
                                                                     79,228,193
                                                                 --------------
Insurance - 5.5%
  Allstate Corp. ....................................... 279,300      9,705,675
  American Intl. Group, Inc. ........................... 559,410     53,528,544
  Chubb Corp. ..........................................  74,800      5,918,550
  CIGNA Corp. ..........................................  42,800      4,468,320
  Hartford Finl. Svcs. Group, Inc. .....................  90,100      6,571,669
  Lincoln Natl. Corp. ..................................  94,800      4,562,250
  Marsh & McLennan Co. .................................  33,500      4,447,125
                                                                 --------------
                                                                     89,202,133
                                                                 --------------

                                   EVERGREEN
                                 Evergreen Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                        Shares       Value

COMMON STOCKS - continued
HEALTH CARE - 16.2%
Biotechnology - 1.1%
  Amgen, Inc. *.......................................   126,200 $    8,812,309
  IDEC Pharmaceuticals Corp. .........................    29,200      5,120,494
  MedImmune, Inc. *...................................    50,100      3,870,225
                                                                 --------------
                                                                     17,803,028
                                                                 --------------
Health Care Equipment & Supplies - 3.4%
  Alza Corp. *........................................   125,100     10,821,150
  Becton Dickinson & Co. .............................   150,100      3,968,269
  Boston Scientific Corp. *...........................   221,700      3,644,194
  Guidant Corp. *.....................................   276,300     19,530,956
  Medtronic, Inc. ....................................   320,100     16,585,181
                                                                 --------------
                                                                     54,549,750
                                                                 --------------
Health Care Providers & Services - 1.5%
  HCA-The Healthcare Corp. ...........................   256,100      9,507,712
  Tenet Healthcare Corp. *............................   288,400     10,490,550
  UnitedHealth Group, Inc. ...........................    45,900      4,532,625
                                                                 --------------
                                                                     24,530,887
                                                                 --------------
Pharmaceuticals - 10.2%
  Abbott Laboratories.................................   445,500     21,189,094
  American Home Products Corp. .......................   380,500     21,522,031
  Bristol-Myers Squibb Co. ...........................   175,100     10,002,588
  Johnson & Johnson...................................   180,100     16,918,144
  Merck & Co., Inc. ..................................   300,300     22,353,581
  Pfizer, Inc. .......................................   769,385     34,574,238
  Pharmacia Corp. ....................................   340,314     20,482,649
  Schering-Plough Corp. ..............................   355,000     16,507,500
                                                                 --------------
                                                                    163,549,825
                                                                 --------------
INDUSTRIALS - 11.2%
Aerospace & Defense - 1.9%
  Boeing Co. .........................................   180,900     11,396,700
  General Motors Corp., Class H *.....................   285,300     10,607,454
  United Technologies Corp. ..........................   135,500      9,383,375
                                                                 --------------
                                                                     31,387,529
                                                                 --------------
Commercial Services & Supplies - 0.8%
  Automatic Data Processing, Inc. ....................   188,900     12,632,687
                                                                 --------------
Industrial Conglomerates - 8.5%
  Danaher Corp. ......................................    77,100      3,835,725
  Gen. Elec. Co. ..................................... 1,815,240    104,716,657
  Minnesota Mining & Manufacturing Co. ...............    92,900      8,465,513
  Tyco Intl., Ltd. ...................................   374,000     19,401,250
                                                                 --------------
                                                                    136,419,145
                                                                 --------------

                                   EVERGREEN
                                 Evergreen Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                         Shares      Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - 22.6%
Communications Equipment - 7.0%
  CIENA Corp. *.........................................  51,600 $    6,337,125
  Cisco Sys., Inc. *.................................... 838,650     46,335,412
  Corning, Inc. ........................................  51,000     15,147,000
  Juniper Networks, Inc. ...............................  34,700      7,597,131
  Motorola, Inc. ....................................... 192,600      5,440,950
  Nortel Networks Corp. ................................ 424,300     25,272,369
  QUALCOMM, Inc. *......................................  88,200      6,284,250
                                                                 --------------
                                                                    112,414,237
                                                                 --------------
Computers & Peripherals - 8.0%
  Compaq Computer Corp. ................................ 212,900      5,871,782
  EMC Corp. *........................................... 388,600     38,519,975
  Hewlett-Packard Co. .................................. 131,500     12,755,500
  Intl. Business Machines Corp. ........................ 224,200     25,222,500
  Palm, Inc. ...........................................  77,900      4,123,831
  Sun Microsystems, Inc. *.............................. 360,850     42,129,238
                                                                 --------------
                                                                    128,622,826
                                                                 --------------
Electronic Equipment & Instruments - 0.3%
  JDS Uniphase Corp. *..................................  62,000      5,870,625
                                                                 --------------
Internet Software & Services - 1.1%
  America Online, Inc. *................................ 204,200     10,975,750
  Commerce One, Inc. ...................................  80,000      6,280,000
                                                                 --------------
                                                                     17,255,750
                                                                 --------------
Semiconductor Equipment & Products - 4.0%
  Applied Materials, Inc. *.............................  96,500      5,723,656
  Broadcom Corp. *......................................  15,600      3,802,500
  Intel Corp. .......................................... 981,300     40,785,282
  Micron Tech., Inc. *.................................. 180,200      8,289,200
  Texas Instruments, Inc. .............................. 144,000      6,795,000
                                                                 --------------
                                                                     65,395,638
                                                                 --------------
Software - 2.2%
  I2 Technologies, Inc. *...............................  51,200      9,577,600
  Oracle Sys. Corp. *................................... 247,400     19,482,750
  Veritas Software Corp. *..............................  46,000      6,532,000
                                                                 --------------
                                                                     35,592,350
                                                                 --------------
TELECOMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 3.0%
  Qwest Communications Intl., Inc. *.................... 207,145      9,955,907
  SBC Communications, Inc. ............................. 424,200     21,210,000
  Verizon Communications................................ 344,432     16,683,425
                                                                 --------------
                                                                     47,849,332
                                                                 --------------

                                   EVERGREEN
                                 Evergreen Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                      Shares         Value

COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunications Services - 0.3%
  Nextel Communications, Inc., Class A *...........     111,600  $    5,217,300
                                                                 --------------
UTILITIES - 2.4%
Electric Utilities - 1.1%
  Duke Energy Corp. ...............................     102,100       8,755,075
  Southern Co. ....................................     263,900       8,560,256
                                                                 --------------
                                                                     17,315,331
                                                                 --------------
Gas Utilities - 1.3%
  Enron Corp. .....................................     236,600      20,732,075
                                                                 --------------
    Total Common Stocks - (cost $1,162,859,321)....               1,542,905,872
                                                                 --------------
SHORT-TERM INVESTMENTS - 7.9%
MUTUAL FUND SHARES - 7.9%
  Evergreen Select Money Market Fund o ............  83,140,212      83,140,212
  Navigator Prime Portfolio pp ....................  44,072,483      44,072,483
                                                                 --------------
    Total Short-Term Investments (cost $127,212,695)...........     127,212,695
                                                                 --------------
Total Investments - (cost $1,290,072,016) - 103.6%.............   1,670,118,567
Other Assets and Liabilities - (3.6%)..........................     (57,524,657)
                                                                 --------------
Net Assets - 100.0%............................................  $1,612,593,910
                                                                 ==============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                                  Growth Fund
                            Schedule of Investments
                               September 30, 2000

                                                           Shares     Value

COMMON STOCKS - 87.8%
CONSUMER DISCRETIONARY - 6.6%
Distributors - 1.3%
  Kent Electronics Corp. .................................  87,000 $  2,077,125
  SCP Pool Corp. ......................................... 238,162    7,055,549
                                                                   ------------
                                                                      9,132,674
                                                                   ------------
Hotels, Restaurants & Leisure - 0.9%
  Extended Stay America, Inc. ............................ 152,300    2,017,975
  Ruby Tuesday, Inc. ..................................... 393,150    4,422,938
                                                                   ------------
                                                                      6,440,913
                                                                   ------------
Internet & Catalog Retail - 0.3%
  Polymedica Corp. .......................................  42,150    1,807,181
                                                                   ------------
Leisure Equipment & Products - 0.7%
  Concord Camera Corp. ................................... 178,400    4,571,500
                                                                   ------------
Multi-line Retail - 1.1%
  Dollar Tree Stores, Inc. ............................... 121,237    4,917,676
  Family Dollar Stores, Inc. ............................. 141,150    2,717,137
                                                                   ------------
                                                                      7,634,813
                                                                   ------------
Specialty Retail - 2.3%
  Men's Wearhouse, Inc. .................................. 204,550    5,791,322
  Michaels Stores, Inc. *.................................  75,700    3,028,000
  Rent-A-Center, Inc. .................................... 114,700    3,978,656
  Williams Sonoma, Inc. *.................................  95,200    3,308,200
                                                                   ------------
                                                                     16,106,178
                                                                   ------------
CONSUMER STAPLES - 0.0%
Food Products - 0.0%
  Hain Celestial Group, Inc. .............................   8,200      288,025
                                                                   ------------
ENERGY - 7.5%
Energy Equipment & Services - 5.8%
  Core Laboratories....................................... 408,000   10,021,500
  Gulf Islands Fabrication, Inc. ......................... 358,700    6,322,087
  Hanover Compressor Co. *................................ 219,250    7,221,547
  Precision Drilling Corp. ............................... 133,000    4,738,125
  Pride Intl., Inc. *..................................... 333,250    8,831,125
  Unifab Intl., Inc. ..................................... 239,850    3,058,088
                                                                   ------------
                                                                     40,192,472
                                                                   ------------
Oil & Gas - 1.7%
  Louis Dreyfus Natural Gas Corp. *.......................  91,950    3,643,519
  St. Mary Land & Exploration Co. ........................ 198,400    4,575,600
  Unit Corp. ............................................. 242,600    3,578,350
                                                                   ------------
                                                                     11,797,469
                                                                   ------------

                                   EVERGREEN
                                  Growth Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                           Shares     Value

COMMON STOCKS - continued
FINANCIALS - 5.0%
Banks - 2.6%
  Boston Private Financial Hldgs., Inc. .................. 193,500 $  3,192,750
  Commerce Bancorp, Inc. .................................  90,462    5,263,757
  Natl. Commerce Bancorp.................................. 383,284    7,641,725
  Netbank, Inc. .......................................... 180,150    2,128,022
                                                                   ------------
                                                                     18,226,254
                                                                   ------------
Diversified Financials - 1.2%
  RentWay, Inc. .......................................... 237,400    7,211,025
  Vyyo, Inc. .............................................  36,800    1,104,000
                                                                   ------------
                                                                      8,315,025
                                                                   ------------
Insurance - 1.2%
  Markel Corp. ...........................................  52,660    7,991,155
                                                                   ------------
HEALTH CARE - 17.0%
Biotechnology - 3.3%
  Abgenix, Inc. ..........................................  16,700    1,349,569
  Affymetrix, Inc. *......................................  20,000      997,500
  Alkermes, Inc. .........................................  45,900    1,772,887
  Enzon, Inc. ............................................  37,250    2,458,500
  Gilead Sciences, Inc. ..................................  22,000    2,413,125
  Human Genome Sciences, Inc. ............................  20,550    3,557,719
  IDEC Pharmaceuticals Corp. .............................  15,000    2,630,391
  Incyte Genomics, Inc. *.................................  62,100    2,553,862
  Millennium Pharmaceuticals, Inc. *......................  34,600    5,053,762
                                                                   ------------
                                                                     22,787,315
                                                                   ------------
Health Care Equipment & Supplies - 2.9%
  Cytyc Corp. ............................................  74,250    3,202,031
  Endocare , Inc. *....................................... 134,750    2,661,313
  Molecular Devices Corp. ................................  28,000    2,751,000
  Physiometrix, Inc. ..................................... 150,100    3,320,962
  Resmed, Inc. *..........................................  38,400    1,200,000
  The Cooper Companies, Inc. .............................  61,900    2,189,713
  Vital Signs, Inc. ......................................   4,200      111,300
  Zoll Medical Corp. .....................................  94,400    4,602,000
                                                                   ------------
                                                                     20,038,319
                                                                   ------------
Health Care Providers & Services - 6.9%
  Accredo Health, Inc. *.................................. 119,650    5,847,894
  Bindley Western Inds., Inc. ............................ 198,000    6,336,000
  Caremark RX, Inc. ...................................... 241,500    2,716,875
  Community Health Care................................... 180,200    5,788,925
  Orthodontic Centers of America, Inc. ................... 174,650    5,818,028
  Priority Healthcare Corp., Class B *....................  57,450    4,380,562

                                   EVERGREEN
                                  Growth Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                           Shares     Value

COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
  Province Healthcare Co. ................................  50,850 $  2,030,822
  Rare Hospitality Intl., Inc. ........................... 247,799    5,048,905
  RehabCare Group, Inc. ..................................  83,100    3,531,750
  Universal Health Svcs., Inc., Class B ..................  81,200    6,952,750
                                                                   ------------
                                                                     48,452,511
                                                                   ------------
Pharmaceuticals  -  3.9%
  Barr Laboratories, Inc. ................................ 100,250    6,647,828
  Biotech Holders Trust...................................  40,400    7,875,475
  Cubist Pharmaceuticals, Inc. ...........................  41,700    2,171,006
  King Pharmaceuticals, Inc. ............................. 116,687    3,901,722
  Medicis Pharmaceutical Corp., Class A *................. 112,350    6,909,525
                                                                   ------------
                                                                     27,505,556
                                                                   ------------
INDUSTRIALS - 18.5%
Aerospace & Defense - 0.5%
  Remec, Inc. ............................................ 124,800    3,673,800
                                                                   ------------
Air Freight & Couriers - 2.4%
  CH Robinson Worldwide...................................  74,400    4,193,137
  Circle Intl. Group, Inc. ............................... 124,900    3,778,225
  EGL, Inc. .............................................. 139,600    4,222,900
  Expeditors Intl. of Washington, Inc. ...................  92,300    4,159,269
                                                                   ------------
                                                                     16,353,531
                                                                   ------------
Airlines - 1.9%
  Atlantic Coast Airlines Hldgs. ......................... 165,900    5,339,906
  Frontier Airlines, Inc. ................................ 103,250    2,006,922
  Skywest, Inc. .......................................... 114,300    5,857,875
                                                                   ------------
                                                                     13,204,703
                                                                   ------------
Commercial Services & Supplies - 6.2%
  Acxiom Corp. ........................................... 142,150    4,513,262
  Concord EFS, Inc. *..................................... 132,474    4,704,897
  Copart, Inc. *.......................................... 410,700    5,698,462
  Dendrite Intl., Inc. ................................... 263,675    7,069,786
  Hall, Kinion & Associates, Inc. *....................... 120,150    3,416,766
  Heidrick & Struggles Intl., Inc. ....................... 109,250    5,612,719
  Management Network Group, Inc. ......................... 201,350    4,203,181
  Newgen Results Corp. ................................... 178,200    2,673,000
  Teletech Hldgs., Inc. ..................................  87,850    2,174,288
  The Intercept Group, Inc. .............................. 141,100    3,289,394
                                                                   ------------
                                                                     43,355,755
                                                                   ------------

                                   EVERGREEN
                                  Growth Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                           Shares     Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Construction & Engineering - 0.7%
  Dycom Inds., Inc. ......................................  77,550 $  3,228,019
  Mastec, Inc. ...........................................  62,400    1,950,000
                                                                   ------------
                                                                      5,178,019
                                                                   ------------
Electrical Equipment - 2.7%
  Advanced Lighting Technologies, Inc. ................... 132,800    1,643,400
  AstroPower, Inc. .......................................  96,800    3,835,700
  C&D Technologies........................................ 169,150    9,599,263
  H Power Corp. ..........................................  41,600    1,391,000
  Power One, Inc. ........................................  42,500    2,571,914
                                                                   ------------
                                                                     19,041,277
                                                                   ------------
Machinery - 3.2%
  APW, Ltd. ..............................................  99,450    4,848,187
  Maverick Tube Corp. .................................... 220,900    5,950,494
  Shaw Group, Inc. ....................................... 160,300   11,301,150
                                                                   ------------
                                                                     22,099,831
                                                                   ------------
Road & Rail - 0.9%
  Forward Air Corp. ...................................... 169,900    5,978,356
                                                                   ------------
INFORMATION TECHNOLOGY - 28.7%
Communications Equipment - 5.7%
  Adtran, Inc. ...........................................  87,900    3,739,870
  Advanced Fibre Communications, Inc. .................... 222,350    8,421,506
  Alteon Websystems, Inc. *...............................  17,600    1,907,675
  Commscope, Inc. ........................................  34,900      855,050
  Digital Lightwave, Inc. ................................  34,950    2,538,244
  DMC Stratex Networks, Inc. ............................. 189,600    3,045,450
  Extreme Networks, Inc. *................................  49,800    5,702,100
  Polycom, Inc. .......................................... 200,000   13,393,750
                                                                   ------------
                                                                     39,603,645
                                                                   ------------
Computers & Peripherals - 1.6%
  Corsair Communications, Inc. ...........................  84,500      660,156
  InFocus Corp. ..........................................  54,100    2,867,300
  QLogic Corp. ...........................................  84,800    7,462,400
                                                                   ------------
                                                                     10,989,856
                                                                   ------------
Electronic Equipment & Instruments - 9.6%
  Artesyn Technologies, Inc. ............................. 153,650    4,475,056
  Benchmark Electronics, Inc. ............................ 231,200   12,022,400
  Methode Electronics, Inc., Class A ..................... 134,350    5,953,385
  Mettler Toledo Intl., Inc. *............................  71,700    3,154,800
  Oak Technology, Inc. *.................................. 406,350   11,123,831
  Parlex Corp. ........................................... 291,350    4,825,484

                                   EVERGREEN
                                  Growth Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                           Shares     Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
  Sandisk Corp. .......................................... 103,650 $  6,918,638
  Sensormatic Electronics Corp. .......................... 482,850    7,242,750
  Sipex Corp. ............................................ 268,000   11,272,750
                                                                   ------------
                                                                     66,989,094
                                                                   ------------
Internet Software & Services - 0.8%
  Agile Software Corp. ...................................  66,950    6,021,316
                                                                   ------------
Office Electronics - 0.5%
  Manugistics Group, Inc. ................................  34,300    3,365,687
                                                                   ------------
Semiconductor Equipment & Products - 8.3%
  Actel Corp. *........................................... 112,350    4,037,578
  Bookham Technology Plc. ................................  58,350    2,501,756
  Cirrus Logic, Inc. .....................................  85,700    3,454,781
  Elantec Semiconductor, Inc. ............................  99,000    9,862,875
  Exar Corp. .............................................  48,350    5,850,350
  Hi/fn, Inc. *...........................................  89,700    6,110,812
  Intl. Rectifier Corp. ..................................  45,500    2,300,594
  Micrel, Inc. *..........................................  64,100    4,294,700
  Silicon Image, Inc. *...................................  65,350    1,621,497
  Therma-Wave, Inc. *.....................................  98,350    2,827,563
  Tripath Technology, Inc. ............................... 202,550    5,152,366
  Veeco Instruments, Inc. *...............................  69,450    7,380,148
  Zoran Corp. ............................................  58,300    2,842,125
                                                                   ------------
                                                                     58,237,145
                                                                   ------------
Software - 2.2%
  Moldflow Corp. ......................................... 180,050    4,231,175
  Network Associates, Inc. *.............................. 230,300    5,210,537
  Verity, Inc. ........................................... 160,250    5,718,922
                                                                   ------------
                                                                     15,160,634
                                                                   ------------
MATERIALS - 1.2%
Chemicals - 1.2%
  Cabot Microelectronics Corp. ...........................  88,400    4,243,200
  Evercel, Inc. .......................................... 181,550    3,891,978
                                                                   ------------
                                                                      8,135,178
                                                                   ------------
TELECOMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 2.6%
  Choice One Communications, Inc. *....................... 317,550    3,870,141
  Efficient Networks, Inc. *.............................. 183,850    6,859,903
  NEXTLINK Communications, Inc., Class A *................  16,700      587,631
  Time Warner Telecom, Inc., Class A ..................... 140,350    6,780,660
                                                                   ------------
                                                                     18,098,335
                                                                   ------------

                                   EVERGREEN
                                  Growth Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                      Shares       Value

COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunications Services - 0.7%
  Airgate PCS, Inc. *..............................      34,000 $  1,525,750
  Western Wireless Corp., Class A..................      94,050    3,350,531
                                                                ------------
                                                                   4,876,281
                                                                ------------
    Total Common Stocks (cost $436,864,734)........              611,649,803
                                                                ------------
SHORT-TERM INVESTMENTS - 27.8%
MUTUAL FUND SHARES - 17.2%
  Navigator Prime Portfolio pp .................... 119,527,312  119,527,312
                                                     Principal
                                                      Amount       Value
REPURCHASE AGREEMENTS - 10.6%
  State Street Bank & Trust Co., 6.53%,
   dated 9/29/2000, due 10/2/2000, maturity value
   $74,034,500 (cost $73,994,235) p ............... $73,994,235   73,994,235
    Total Short-Term Investments (cost $193,521,547)...........  193,521,547
                                                                ------------
Total Investments - (cost $630,386,281) - 115.5%...............  805,171,350
Other Assets and Liabilities - (15.5%)......................... (108,184,735)
                                                                ------------
Net Assets - 100.0%............................................ $696,986,615
                                                                ============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                           Large Company Growth Fund
                            Schedule of Investments
                               September 30, 2000

                                                         Shares      Value

COMMON STOCKS - 97.0%
CONSUMER DISCRETIONARY - 7.6%
Media - 4.0%
  Disney (Walt) Co. .................................... 400,000 $   15,300,000
  Time Warner, Inc. .................................... 188,900     14,781,425
  Viacom, Inc., Class B *............................... 290,000     16,965,000
                                                                 --------------
                                                                     47,046,425
                                                                 --------------
Multi-line Retail - 1.3%
  Wal-Mart Stores, Inc. ................................ 330,000     15,881,250
                                                                 --------------
Specialty Retail - 2.3%
  Bed Bath & Beyond, Inc. *............................. 480,000     11,707,500
  Best Buy Co., Inc. *.................................. 250,000     15,906,250
                                                                 --------------
                                                                     27,613,750
                                                                 --------------
CONSUMER STAPLES - 1.1%
Food & Drug Retailing - 1.1%
  Safeway, Inc. *....................................... 270,000     12,605,625
                                                                 --------------
ENERGY - 10.0%
Energy Equipment & Services - 4.1%
  ENSCO Intl., Inc. .................................... 300,000     11,475,000
  Nabors Inds., Inc. *.................................. 485,000     25,414,000
  Rowan Co., Inc. *..................................... 400,000     11,600,000
                                                                 --------------
                                                                     48,489,000
                                                                 --------------
Oil & Gas - 5.9%
  Anadarko Petroleum Corp. ............................. 300,000     19,938,000
  Apache Corp. ......................................... 335,000     19,806,875
  Exxon Mobil Corp. .................................... 345,000     30,748,125
                                                                 --------------
                                                                     70,493,000
                                                                 --------------
FINANCIALS - 10.4%
Banks - 1.1%
  PNC Finl. Svcs. Group................................. 200,000     13,000,000
                                                                 --------------
Diversified Financials - 6.9%
  American Express Co. ................................. 430,000     26,122,500
  Citigroup, Inc. ...................................... 448,400     24,241,625
  Goldman Sachs Group, Inc. ............................ 105,000     11,963,438
  Morgan Stanley Dean Witter & Co. ..................... 210,000     19,201,875
                                                                 --------------
                                                                     81,529,438
                                                                 --------------
Insurance - 2.4%
  American Intl. Group, Inc. ........................... 295,312     28,257,667
                                                                 --------------

                                   EVERGREEN
                           Large Company Growth Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                         Shares      Value

COMMON STOCKS - continued
HEALTH CARE - 19.1%
Biotechnology - 2.1%
  Amgen, Inc. *......................................... 180,000 $   12,569,063
  MedImmune, Inc. *..................................... 158,700     12,259,575
                                                                 --------------
                                                                     24,828,638
                                                                 --------------
Health Care Equipment & Supplies - 2.6%
  Alza Corp. *.......................................... 215,000     18,597,500
  Medtronic, Inc. ...................................... 241,600     12,517,900
                                                                 --------------
                                                                     31,115,400
                                                                 --------------
Health Care Providers & Services - 1.9%
  Cardinal Health, Inc. ................................ 250,000     22,046,875
                                                                 --------------
Pharmaceuticals - 12.5%
  American Home Products Corp. ......................... 765,000     43,270,312
  Pfizer, Inc. ......................................... 400,000     17,975,000
  Pharmacia Corp. ...................................... 454,709     27,367,798
  Roche Hldg. AG........................................   1,300     11,450,758
  Serono SA, ADR........................................ 463,000     14,005,750
  Shire Pharmaceuticals Group Plc, ADR *................ 400,000     20,650,000
  Watson Pharmaceuticals, Inc. *........................ 215,000     13,948,125
                                                                 --------------
                                                                    148,667,743
                                                                 --------------
INDUSTRIALS - 10.6%
Aerospace & Defense - 1.5%
  Boeing Co. ........................................... 270,000     17,010,000
                                                                 --------------
Commercial Services & Supplies - 2.6%
  Paychex, Inc. ........................................ 595,000     31,237,500
                                                                 --------------
Industrial Conglomerates - 6.5%
  Gen. Elec. Co. ....................................... 825,000     47,592,187
  Tyco Intl., Ltd. ..................................... 570,000     29,568,750
                                                                 --------------
                                                                     77,160,937
                                                                 --------------
INFORMATION TECHNOLOGY - 36.1%
Communications Equipment - 11.6%
  CIENA Corp. *......................................... 140,000     17,193,750
  Cisco Sys., Inc. *.................................... 795,000     43,923,750
  Corning, Inc. ........................................  55,000     16,335,000
  Juniper Networks, Inc. ...............................  30,000      6,568,125
  Motorola, Inc. ....................................... 525,000     14,831,250
  Nokia Corp., ADR...................................... 537,000     21,379,312
  Nortel Networks Corp. ................................ 300,000     17,868,750
                                                                 --------------
                                                                    138,099,937
                                                                 --------------

                                   EVERGREEN
                           Large Company Growth Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                         Shares      Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 8.2%
  EMC Corp. *........................................... 372,400 $   36,914,150
  Intl. Business Machines Corp. ........................ 300,000     33,750,000
  Sun Microsystems, Inc. *.............................. 230,000     26,852,500
                                                                 --------------
                                                                     97,516,650
                                                                 --------------
Electronic Equipment & Instruments - 2.8%
  Sandisk Corp. ........................................ 300,500     20,058,375
  Waters Corp. *........................................ 150,000     13,350,000
                                                                 --------------
                                                                     33,408,375
                                                                 --------------
Internet Software & Services - 4.5%
  America Online, Inc. *................................ 323,500     17,388,125
  Check Point Software Technologies, Ltd. *............. 100,000     15,750,000
  Commerce One, Inc. ...................................  85,000      6,672,500
  VeriSign, Inc. .......................................  65,000     13,166,563
                                                                 --------------
                                                                     52,977,188
                                                                 --------------
Semiconductor Equipment & Products - 4.5%
  Broadcom Corp., Class A *.............................  40,000      9,750,000
  Cypress Semiconductor Corp. *......................... 275,000     11,429,688
  Intel Corp. .......................................... 250,000     10,390,625
  Microchip Tech., Inc. *............................... 450,000     14,878,125
  PMC-Sierra, Inc. *....................................  30,000      6,457,500
                                                                 --------------
                                                                     52,905,938
                                                                 --------------
Software - 4.5%
  Oracle Sys. Corp. *................................... 145,000     11,418,750
  Siebel Sys., Inc. *................................... 115,000     12,800,937
  Veritas Software Corp. *.............................. 207,575     29,475,650
                                                                 --------------
                                                                     53,695,337
                                                                 --------------
UTILITIES - 2.1%
Electric Utilities - 1.1%
  AES Corp. *........................................... 180,000     12,330,000
  Southern Energy, Inc. ................................  25,000        784,375
                                                                 --------------
                                                                     13,114,375
                                                                 --------------
Gas Utilities - 1.0%
  El Paso Energy Corp. ................................. 195,000     12,016,875
                                                                 --------------
    Total Common Stocks (cost $834,011,724).............          1,150,717,923
                                                                 --------------

                                   EVERGREEN
                           Large Company Growth Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                        Shares       Value

SHORT-TERM INVESTMENTS - 11.7%
MUTUAL FUND SHARES - 11.7%
  Evergreen Select Money Market Fund o .............. 80,416,475 $   80,416,475
  Navigator Prime Portfolio pp ...................... 58,223,986     58,223,986
                                                                 --------------
    Total Short-Term Investments (cost
     $138,640,461)...................................               138,640,461
                                                                 --------------
Total Investments - (cost $972,652,185) - 108.7%................  1,289,358,384
Other Assets and Liabilities - (8.7%)...........................   (103,536,151)
                                                                 --------------
Net Assets - 100.0%............................................. $1,185,822,233
                                                                 ==============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                                  Masters Fund
                            Schedule of Investments
                               September 30, 2000

                                                           Shares     Value

COMMON STOCKS - 95.5%
CONSUMER DISCRETIONARY - 9.0%
Auto Components - 0.1%
  Arvinmeritor, Inc. .....................................   1,175 $     17,258
  Delphi Automotive Sys. Corp. ...........................   3,900       58,988
  Johnson Controls, Inc. .................................     700       37,231
  SPX Corp. ..............................................   1,000      141,937
                                                                   ------------
                                                                        255,414
                                                                   ------------
Automobiles - 0.1%
  Ford Motor Co. .........................................   9,872      249,885
  General Motors Corp. *..................................   2,180      141,700
  Harley-Davidson, Inc. ..................................   1,800       86,175
                                                                   ------------
                                                                        477,760
                                                                   ------------
Distributors - 0.9%
  W.W. Grainger, Inc. .................................... 116,700    3,070,669
                                                                   ------------
Hotels, Restaurants & Leisure - 0.4%
  Brinker Intl., Inc. *...................................   1,000       30,125
  Carnival Corp., Class A ................................   4,500      110,812
  Darden Restaurants, Inc. ...............................   1,800       37,463
  Harrahs Entertainment, Inc. *...........................  14,500      398,750
  Marriott Intl., Inc., Class A ..........................     400       14,575
  MGM Grand, Inc. ........................................   2,088       79,735
  Park Place Entertainment Corp. *........................  50,800      768,350
  Ruby Tuesday, Inc. .....................................   3,800       42,750
  Ryan's Family Steak Houses, Inc. *......................   4,000       30,750
  Wendy's Intl., Inc. ....................................   1,000       20,063
                                                                   ------------
                                                                      1,533,373
                                                                   ------------
Household Durables - 0.2%
  Del Webb Corp. .........................................     500       13,875
  Leggett & Platt, Inc. ..................................  20,000      316,250
  Mohawk Inds., Inc. *....................................     500       10,906
  NVR, Inc. *.............................................   2,200      178,200
  Ryland Group, Inc. .....................................   2,000       62,000
                                                                   ------------
                                                                        581,231
                                                                   ------------
Internet & Catalog Retail - 0.0%
  CDW Computer Centers, Inc. *............................     200       13,800
  Valuevision Intl., Inc. *...............................     300        7,538
                                                                   ------------
                                                                         21,338
                                                                   ------------
Leisure Equipment & Products - 0.1%
  Brunswick Corp. ........................................   2,900       52,925
  Eastman Kodak Co. ......................................   3,000      122,625
                                                                   ------------
                                                                        175,550
                                                                   ------------

                                   EVERGREEN
                                  Masters Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                            Shares    Value

COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Media - 4.0%
  Charter Communications, Inc., Class A ................... 69,500 $  1,130,461
  Clear Channel Communications, Inc. *.....................  6,200      350,300
  Comcast Corp., Class A ..................................  1,100       45,031
  Disney (Walt) Co. .......................................  6,700      256,275
  Dow Jones & Co., Inc. ...................................    900       54,450
  Echostar Communications Corp., Class A *................. 43,000    2,268,250
  Fox Entertainment Group, Inc. *..........................  6,900      182,850
  Gannett Co., Inc. .......................................  4,300      227,900
  Gaylord Entertainment Co. ...............................  1,000       23,875
  Getty Images, Inc. ...................................... 13,250      403,297
  Harte-Hanks, Inc. .......................................  2,000       54,500
  Havas Advertising........................................    685       10,018
  Interpublic Group of Cos., Inc. .........................  1,600       54,500
  Knight-Ridder, Inc. .....................................  1,100       55,894
  Martha Stewart Living Omnimedia, Inc., Class A .......... 12,000      315,000
  McClatchy Co., Class A ..................................    300       10,556
  New York Times Co., Class A ............................. 13,200      518,925
  Omnicom Group, Inc. .....................................  5,100      371,981
  Reader's Digest Assn., Inc., Class A ....................  3,500      123,594
  RH Donnelley Corp. ......................................  3,100       65,488
  Scholastic Corp. *....................................... 25,200    2,004,975
  Seagram Co., Ltd. .......................................    400       22,975
  SportsLine USA, Inc. *................................... 57,800      798,362
  Time Warner, Inc. ....................................... 16,600    1,298,950
  Tmp Worldwide, Inc. .....................................    100        8,050
  Tribune Co. .............................................  1,700       74,162
  Univision Communications, Inc., Class A *................  1,100       41,113
  USA Networks, Inc. *.....................................  5,700      125,044
  Viacom, Inc., Class B *.................................. 45,492    2,661,282
  Young & Rubicam, Inc. ...................................    300       14,850
  Ziff Davis, Inc.-ZDNet *................................. 11,300      158,906
                                                                   ------------
                                                                     13,731,814
                                                                   ------------
Multi-line Retail - 1.9%
  BJ's Wholesale Club, Inc. *.............................. 74,400    2,538,900
  Family Dollar Stores, Inc. .............................. 29,000      558,250
  Kohl's Corp. *...........................................    600       34,613
  May Dept. Stores Co. ....................................  2,650       54,325
  Sears, Roebuck & Co. ....................................  2,700       87,534
  Target Corp. ............................................  3,200       82,000
  Wal-Mart Stores, Inc. ................................... 61,700    2,969,312
                                                                   ------------
                                                                      6,324,934
                                                                   ------------

                                   EVERGREEN
                                  Masters Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                           Shares     Value

COMMON STOCKS - continued
CONSUMER DISCRETIONARY - continued
Specialty Retail - 1.0%
  Ann Taylor Stores Corp. *...............................     800 $     30,750
  Best Buy Co., Inc. *....................................   4,600      292,675
  Borders Group, Inc. *...................................   8,200      114,287
  Home Depot, Inc. .......................................  36,750    1,950,047
  Intimate Brands, Inc., Class A..........................     400        7,475
  Limited, Inc. ..........................................   7,600      167,675
  Linens 'n Things, Inc. *................................   1,300       33,150
  Payless Shoesource, Inc. *..............................      47        2,632
  RadioShack Corp. .......................................  10,500      678,562
  Ross Stores, Inc. ......................................   3,000       43,125
  Tiffany & Co. ..........................................   3,800      146,537
  Too, Inc., *............................................     542       12,873
  Zale Corp. *............................................   3,000       97,313
                                                                   ------------
                                                                      3,577,101
                                                                   ------------
Textiles & Apparel - 0.3%
  Jones Apparel Group, Inc. *.............................  22,894      606,691
  Liz Claiborne, Inc. ....................................   1,000       38,500
  V.F. Corp. .............................................  10,200      251,813
                                                                   ------------
                                                                        897,004
                                                                   ------------
CONSUMER STAPLES - 3.2%
Beverages - 0.5%
  Adolph Coors Co. .......................................   1,000       63,188
  Anheuser Busch Cos., Inc. ..............................  19,600      829,325
  Constellation Brands, Inc. .............................     200       10,863
  Pepsico, Inc. ..........................................  16,800      772,800
  The Coca-Cola Co. ......................................   2,300      126,787
                                                                   ------------
                                                                      1,802,963
                                                                   ------------
Food & Drug Retailing - 1.1%
  CVS Corp. ..............................................  23,300    1,079,081
  Kroger Co. *............................................  76,700    1,730,544
  Safeway, Inc. *.........................................     600       28,012
  SYSCO Corp. ............................................  15,100      699,319
  Walgreen Co. ...........................................   3,200      121,400
                                                                   ------------
                                                                      3,658,356
                                                                   ------------
Food Products - 0.9%
  Agribrands Intl., Inc. *................................     600       26,175
  Conagra, Inc. ..........................................   3,300       66,206
  Del Monte Foods Co. *................................... 201,500    1,246,781
  Gen. Mills, Inc. .......................................  10,500      372,750
  H.J. Heinz Co. .........................................   1,100       40,769
  Keebler Foods Co. *.....................................  20,700      869,400

                                   EVERGREEN
                                  Masters Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                           Shares     Value

COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food Products - continued
  Quaker Oats Co. ........................................   5,600 $    443,100
  Ralston Purina Co. .....................................     900       21,319
  Wrigley (W.M.) Junior Co. ..............................     100        7,487
                                                                   ------------
                                                                      3,093,987
                                                                   ------------
Personal Products - 0.7%
  Alberto Culver Co., Class B ............................     300        8,644
  Avon Products, Inc. ....................................   4,700      192,112
  Clorox Co. .............................................     800       31,650
  Colgate-Palmolive Co. *.................................   4,800      226,560
  Dial Corp. .............................................  10,900      126,713
  Kimberly-Clark Corp. *..................................  16,300      909,744
  The Estee Lauder Cos., Inc., Class A ...................  20,400      747,150
                                                                   ------------
                                                                      2,242,573
                                                                   ------------
Tobacco - 0.0%
  R.J. Reynolds Tobacco Hldgs., Inc. *....................   5,300      170,925
                                                                   ------------
ENERGY - 12.9%
Energy Equipment & Services - 4.5%
  BJ Services Co., Inc. *.................................   9,700      592,912
  Diamond Offshore Drilling, Inc. ........................  29,900    1,225,900
  ENSCO Intl., Inc. ......................................  14,500      554,625
  Global Inds., Ltd. ..................................... 190,500    2,381,250
  Global Marine, Inc. *...................................  56,900    1,756,787
  Grant Pride, Inc. ......................................  14,200      311,513
  Halliburton Co. ........................................  12,000      587,250
  Nabors Inds., Inc. *....................................   6,000      314,400
  Noble Affiliates, Inc. .................................  10,900      404,663
  Noble Drilling Corp. *..................................  75,100    3,773,775
  Santa Fe Intl. Corp. ...................................   5,700      256,856
  Schlumberger, Ltd. .....................................     600       49,388
  Transocean Sedco Forex, Inc. ...........................  41,700    2,444,662
  Weatherford Intl., Inc. *...............................  14,200      610,600
                                                                   ------------
                                                                     15,264,581
                                                                   ------------
Oil & Gas - 8.4%
  Amerada Hess Corp. .....................................   2,100      140,569
  Anadarko Petroleum Corp. ...............................   7,200      478,512
  Anderson Exploration, Ltd. *............................  12,954      282,748
  Apache Corp. ...........................................  63,900    3,778,087
  Beau Canada Exploration, Ltd. ..........................  50,000       59,709
  Berkley Petroleum Corp. *...............................  15,000       85,086
  Brown Tom, Inc. ........................................   7,300      178,850
  Burlington Res., Inc. ..................................  13,000      478,563

                                   EVERGREEN
                                  Masters Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                           Shares     Value

COMMON STOCKS - continued
ENERGY - continued
Oil & Gas - continued
  Cabot Oil & Gas Corp., Class A .........................   1,000 $     20,375
  Canadian 88 Energy Corp. *..............................  40,000       99,250
  Canadian Hunter Exploration, Ltd. ......................  13,700      331,752
  Canadian Natural Res., Ltd. *...........................   6,716      224,986
  Chevron Corp. ..........................................   7,800      664,950
  Chieftain Intl., Inc. *.................................   6,100      126,194
  Conoco, Inc., Class A ..................................  24,500      640,063
  Conoco, Inc., Class B ..................................   2,300       61,956
  Devon Energy Corp. .....................................  12,000      721,800
  Encal Energy, Ltd. .....................................  10,000       61,700
  EOG Res., Inc. ......................................... 131,300    5,104,287
  Exxon Mobil Corp. ......................................  42,937    3,826,760
  Frontier Oil Corp. .....................................  67,500      497,813
  Genoil, Inc. ...........................................  33,333        1,548
  Houston Exploration Co. *...............................  75,200    1,898,800
  Husky Energy, Inc. .....................................   4,921       45,544
  Kerr-McGee Corp. .......................................   2,600      172,250
  Murphy Oil Corp. .......................................   7,900      512,019
  Newfield Exploration Co. *.............................. 112,300    5,243,006
  Occidental Petroleum Corp. .............................   4,000       87,250
  Paramount Res., Ltd. ...................................   7,700       70,752
  Phillips Petroleum Co. .................................   3,000      188,250
  Rio Alto Exploration, Ltd., *...........................   5,000      106,150
  Royal Dutch Petroleum Co. ..............................  25,200    1,510,425
  Stone Energy Corp. *....................................   1,900      104,500
  Talisman Energy, Inc. ..................................   7,700      269,472
  Tesoro Petroleum Corp. .................................   2,700       26,831
  Texaco, Inc. ...........................................   6,500      341,250
  Tosco Corp. ............................................   3,000       93,563
  Unocal Corp. ...........................................   9,500      336,656
  USX-Marathon Group......................................     400       11,350
                                                                   ------------
                                                                     28,883,626
                                                                   ------------
FINANCIALS - 9.0%
Banks - 3.3%
  Associated Banc Corp. ..................................  13,167      345,634
  Bank of America Corp. ..................................   6,000      314,250
  Bank of New York Co., Inc. .............................   7,200      403,650
  Bank United Corp. *.....................................  16,400      831,275
  BB&T Corp. .............................................   1,100       33,138
  Charter One Finl., Inc. ................................  31,080      757,575
  Comerica, Inc. .........................................  19,100    1,116,156
  Dime Bancorp, Inc. .....................................   1,000       21,563

                                   EVERGREEN
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                       Schedule of Investments (continued)
                               September 30, 2000

                                                            Shares    Value

COMMON STOCKS - continued
FINANCIALS - continued
Banks - continued
  Fifth Third Bancorp...................................... 16,450 $    886,244
  First Security Corp. .................................... 36,200      590,512
  First Tennessee Natl. Corp. ............................. 12,200      249,337
  Firstar Corp. ........................................... 19,200      429,600
  FleetBoston Finl. Corp. *................................ 12,098      471,822
  Golden Street Bancorp, Inc. *............................  2,600       61,425
  Golden West Finl. Corp. .................................  1,000       53,625
  Huntington Bancshares, Inc. ............................. 60,500      888,594
  KeyCorp.................................................. 10,000      253,125
  Mellon Finl. Corp. ......................................    700       32,463
  North Fork Bancorp, Inc. ................................ 20,190      436,609
  Northern Trust Corp. ....................................  3,400      302,175
  Old Kent Finl. Corp. ....................................  1,323       38,284
  SouthTrust Corp. ........................................ 18,900      594,169
  State Street Corp. ......................................  5,200      676,000
  Wachovia Corp. ..........................................    500       28,344
  Washington Mutual, Inc. ................................. 12,200      485,712
  Wells Fargo Co. .........................................  8,700      399,656
  Wilmington Trust Corp. ..................................  8,900      477,262
                                                                   ------------
                                                                     11,178,199
                                                                   ------------
Diversified Financials - 3.3%
  American Express Co. .................................... 18,100    1,099,575
  Avis Rent-A-Car, Inc. *..................................  4,300      127,388
  AXA Finl., Inc. .........................................  7,000      356,562
  Bear Stearns Cos., Inc. .................................    500       31,500
  Charles Schwab Corp. .................................... 24,350      864,425
  Citigroup, Inc. ......................................... 77,333    4,180,815
  Countrywide Credit Inds., Inc. ..........................  5,900      222,725
  Fannie Mae Co. ..........................................  2,300      164,450
  Fortune Brands, Inc. ....................................    700       18,550
  Goldman Sachs Group, Inc. ...............................  1,800      205,087
  Household Intl., Inc. ...................................  1,700       96,263
  Legg Mason, Inc. ........................................  3,000      174,375
  Lehman Brothers Holdings, Inc. ..........................  4,000      591,000
  Merrill Lynch & Co., Inc. ............................... 10,800      712,800
  Morgan Stanley Dean Witter & Co. ........................ 16,500    1,508,719
  Neuberger Berman, Inc. ..................................  1,350       83,025
  Price (T. Rowe) Associates, Inc. ........................  5,000      234,687
  Stilwell Finl., Inc. .................................... 10,700      465,450
  Textron, Inc. ...........................................    200        9,225
  Xtra Corp. ..............................................  2,400      106,650
                                                                   ------------
                                                                     11,253,271
                                                                   ------------

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                       Schedule of Investments (continued)
                               September 30, 2000

                                                           Shares     Value

COMMON STOCKS - continued
FINANCIALS - continued
Insurance - 2.2%
  AFLAC, Inc. ............................................   1,600 $    102,500
  Allmerica Finl. Corp. ..................................   8,940      571,601
  AMBAC Finl. Group, Inc. ................................  13,190      966,167
  American Intl. Group, Inc. .............................  27,500    2,631,406
  Chubb Corp. ............................................     800       63,300
  CIGNA Corp. ............................................   5,500      574,200
  Cincinnati Finl. Corp. .................................     900       31,950
  Hartford Finl. Svcs. Group, Inc. .......................   1,000       72,938
  HSB Group, Inc. ........................................   6,000      240,750
  Jefferson Pilot Corp. ..................................   2,700      183,263
  MBIA, Inc. .............................................   8,870      630,879
  MGIC Investment Corp. ..................................   1,700      103,913
  Partnerre, Ltd. ........................................  12,770      605,777
  PMI Group, Inc. ........................................   3,750      254,062
  Radian Group, Inc. .....................................     166       11,205
  The St. Paul Cos., Inc. ................................     900       44,381
  XL Capital, Ltd., Class A...............................   8,870      651,945
                                                                   ------------
                                                                      7,740,237
                                                                   ------------
Real Estate - 0.2%
  Boston Properties, Inc. REIT............................  14,100      605,419
                                                                   ------------
HEALTH CARE - 12.2%
Biotechnology - 1.2%
  Amgen, Inc. *...........................................  21,200    1,480,356
  Chiron Corp., *.........................................  21,000      945,000
  Genetech, Inc., *.......................................   4,600      854,163
  Gilead Sciences, Inc. ..................................   3,200      351,000
  Immunex Corp. *.........................................  13,100      569,850
                                                                   ------------
                                                                      4,200,369
                                                                   ------------
Health Care Equipment & Supplies - 4.3%
  Alza Corp. *............................................  10,700      925,550
  ArthroCare Corp. *......................................  29,900      581,181
  Baxter Intl., Inc. .....................................   8,100      646,481
  Beckman Coulter, Inc. ..................................  10,900      840,663
  Becton Dickinson & Co. .................................   8,700      230,006
  Biomet, Inc. ...........................................     450       15,750
  Cytyc Corp. ............................................  76,500    3,299,063
  Medtronic, Inc. ........................................   3,300      170,981
  PE Corp-PE Biosystems Group.............................  10,400    1,211,600
  Sybron Intl. Corp. *....................................  13,500      324,000
  VISX, Inc. *............................................ 243,300    6,553,894
                                                                   ------------
                                                                     14,799,169
                                                                   ------------

                                   EVERGREEN
                                  Masters Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                           Shares     Value

COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Providers & Services - 1.1%
  Cardinal Health, Inc. ..................................   8,800 $    776,050
  Cybear Group............................................     297          390
  HC-The Healthcare Corp. ................................   2,900      107,662
  Health Mgmt. Associates, Inc., Class A *................  35,900      747,169
  IMS Health, Inc. .......................................  13,000      269,750
  Pacificare Health Sys., Inc. *..........................     300       10,444
  Synavant, Inc. .........................................     600        4,013
  Tenet Healthcare Corp. *................................   1,700       61,837
  Total Renal Care Hldgs., Inc. *......................... 159,100    1,193,250
  Trigon Healthcare, Inc. *...............................   1,100       57,819
  UnitedHealth Group, Inc. ...............................   5,500      543,125
                                                                   ------------
                                                                      3,771,509
                                                                   ------------
Pharmaceuticals - 5.6%
  Abbott Laboratories.....................................   9,000      428,062
  Allergan, Inc. .........................................   8,100      683,944
  American Home Products Corp. ...........................  29,500    1,668,594
  Andrx Corp. ............................................   2,000      186,750
  Bristol-Myers Squibb Co. ...............................   4,700      268,487
  Dura Pharmaceuticals, Inc. *............................   5,000      176,875
  Elan Corp. Plc, ADR *...................................   2,500      136,875
  Eli Lilly & Co. ........................................   7,600      616,550
  Forest Laboratories, Inc. ..............................     200       22,938
  Intrabiotics Pharmaceuticals............................  52,000      845,000
  IVAX Corp. .............................................   1,400       64,400
  Johnson & Johnson.......................................  13,400    1,258,762
  Merck & Co., Inc. ......................................  18,700    1,391,981
  Mylan Laboratories, Inc. ...............................   1,400       37,713
  Pfizer, Inc. ...........................................  78,775    3,539,952
  Pharmacia Corp. ........................................  24,600    1,480,612
  Scherin-Plough Corp. ...................................  23,700    1,102,050
  Sepracor, Inc. .........................................     300       36,806
  United Therapeutics Corp. *.............................  58,600    5,120,175
                                                                   ------------
                                                                     19,066,526
                                                                   ------------
INDUSTRIALS - 12.1%
Aerospace & Defense - 1.1%
  Boeing Co. .............................................   8,200      516,600
  Gen. Dynamics Corp. ....................................  15,000      942,187
  General Motors Corp., Class H *.........................  21,380      794,908
  Lockheed Martin Corp. ..................................  44,500    1,466,720
  Perkinelmer, Inc. ......................................     500       52,188
  United Technologies Corp. S&P...........................   1,700      117,725
                                                                   ------------
                                                                      3,890,328
                                                                   ------------

                                   EVERGREEN
                                  Masters Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                           Shares     Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Air Freight & Couriers - 0.1%
  Expeditors Intl. of Washington, Inc. ...................   3,900 $    175,744
  United Parcel Svcs., Inc., Class B......................   2,300      129,662
                                                                   ------------
                                                                        305,406
                                                                   ------------
Airlines - 0.1%
  Continental Airlines, Inc., Class B *...................   5,000      227,187
  Delta Air Lines, Inc. ..................................   2,300      102,063
  Southwest Airlines Co. .................................   1,000       24,250
                                                                   ------------
                                                                        353,500
                                                                   ------------
Building Products - 0.1%
  American Standard Cos., Inc. *..........................   3,600      159,975
  Masco Corp. ............................................   4,800       89,400
                                                                   ------------
                                                                        249,375
                                                                   ------------
Commercial Services & Supplies - 6.0%
  ACNielsen Corp. *.......................................  12,000      285,750
  Amdocs, Ltd. *..........................................   1,100       68,613
  Automatic Data Processing, Inc. ........................   5,700      381,187
  Avery Dennison Corp. ...................................   6,100      282,888
  BARRA, Inc. ............................................   6,700      415,819
  Bea Sys., Inc. *........................................   9,800      763,175
  Cadence Design Sys., Inc. *.............................  32,700      839,981
  Checkfree Corp. ........................................ 135,400    5,671,991
  Collectors Universe, Inc. *.............................  11,370       28,425
  Computer Sciences Corp. *...............................  16,300    1,210,275
  Convergys Corp. *.......................................  29,850    1,160,419
  CSG Systems Intl., Inc. *...............................  76,900    2,230,100
  Deluxe Corp. ...........................................     200        4,063
  DST Sys., Inc. *........................................   9,700    1,139,750
  Dun & Bradstreet Corp. .................................   1,100       37,881
  eBay, Inc. .............................................     500       34,344
  Electronic Data Sys. Corp. .............................   5,500      228,250
  Fair Issac & Co., Inc. .................................   9,800      418,337
  First Data Corp. .......................................   4,400      171,875
  Fiserv, Inc. *..........................................     200       11,975
  John H. Harland Co. ....................................   2,000       30,625
  McGraw-Hill Co., Inc. ..................................  12,400      788,175
  Miller (Herman), Inc. ..................................     500       16,031
  National Data Corp. ....................................  45,200    1,483,125
  Nova Corp. ............................................. 131,500    2,251,937
  Paychex, Inc. ..........................................   2,850      149,625
  Switchboard, Inc. *.....................................  54,740      355,810
  The Intercept Group, Inc. ..............................   1,200       27,975
                                                                   ------------
                                                                     20,488,401
                                                                   ------------

                                   EVERGREEN
                                  Masters Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                           Shares     Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Construction & Engineering - 0.2%
  Metromedia Fiber Network, Inc., Class A.................  24,200 $    588,363
  Spectrasite Hldgs., Inc. *..............................   6,500      120,656
                                                                   ------------
                                                                        709,019
                                                                   ------------
Electrical Equipment - 0.6%
  Cable Design Technologies Corp. *.......................  70,050    1,703,091
  Cooper Inds., Inc. .....................................   1,300       45,825
  Emerson Elec. Co. ......................................   1,300       87,100
  Energizer Hldgs., Inc. .................................     300        7,350
  Molex, Inc. ............................................   2,575      106,701
                                                                   ------------
                                                                      1,950,067
                                                                   ------------
Industrial Conglomerates - 3.0%
  Dover Corp. ............................................   4,000      187,750
  Gen. Elec. Co. ......................................... 110,000    6,345,625
  Honeywell Intl., Inc. ..................................   4,350      154,969
  Minnesota Mining & Manufacturing Co. ...................   6,200      564,975
  Tyco Intl., Ltd. .......................................  58,300    3,024,312
                                                                   ------------
                                                                     10,277,631
                                                                   ------------
Machinery - 0.8%
  AGCO Corp. ............................................. 146,900    1,744,437
  APW, Ltd. ..............................................  10,000      487,500
  CNH Global N.V. ........................................  35,400      354,000
  Illinois Tool Works, Inc. ..............................   1,500       83,813
  Parker Hannifin Corp. ..................................     700       23,625
  Reliance Steel & Aluminum Co. ..........................   2,700       56,869
                                                                   ------------
                                                                      2,750,244
                                                                   ------------
Marine - 0.1%
  SEACOR SMIT, Inc. *.....................................   1,500       69,937
  Tidewater, Inc. ........................................   7,400      336,700
                                                                   ------------
                                                                        406,637
                                                                   ------------
Road & Rail - 0.0%
  Union Pacific Corp. ....................................   3,100      120,513
                                                                   ------------
Transportation Infrastructure - 0.0%
  Kansas City Southern Inds., Inc. .......................     750        6,516
                                                                   ------------
INFORMATION TECHNOLOGY - 29.7%
Communications Equipment - 7.5%
  3Com Corp. *............................................  18,000      345,375
  American Tower Sys. Corp., Class A *.................... 143,300    5,400,619
  Avici Systems, Inc. ....................................     400       38,050
  Aware, Inc. ............................................   9,300      358,050

                                   EVERGREEN
                                  Masters Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                            Shares    Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Communications Equipment - continued
  Brocade Communications Sys., Inc. *......................  5,100 $  1,203,600
  CIENA Corp. *............................................  2,400      294,750
  Cisco Sys., Inc. *....................................... 88,600    4,895,150
  Computer Network Technology *............................ 21,300      732,187
  Comverse Tech., Inc. *................................... 11,800    1,274,400
  Corning, Inc. ...........................................  4,800    1,425,600
  Emulex Corp. *........................................... 32,600    3,993,500
  Extreme Networks, Inc. ..................................    400       45,800
  Infospace, Inc. .........................................  5,600      169,400
  Juniper Networks, Inc. ..................................  3,000      656,812
  L-3 Communications Hldg. Corp. ..........................  9,600      542,400
  Lucent Technologies, Inc. ...............................  7,000      213,938
  Motorola, Inc. ..........................................  6,900      194,925
  Nokia Corp., ADR.........................................     89        3,543
  Nortel Networks Corp. ................................... 34,900    2,078,731
  Qualcomm, Inc. ..........................................  8,400      598,500
  Redback Networks, Inc. ..................................  5,029      824,442
  Scientific Atlanta, Inc. ................................  1,200       76,350
  Tekelec, Inc. ...........................................  6,500      213,688
  Tellabs, Inc. *..........................................  2,900      138,475
                                                                   ------------
                                                                     25,718,285
                                                                   ------------
Computers & Peripherals - 4.1%
  Apple Computer *......................................... 16,000      412,000
  Compaq Computer Corp. ...................................  5,300      146,174
  Dell Computer Corp. *....................................  9,500      292,719
  EMC Corp. *.............................................. 24,600    2,438,475
  Gateway, Inc. *..........................................  1,700       79,475
  Hewlett-Packard Co. .....................................  7,800      756,600
  Intl. Business Machines Corp. ...........................    600       67,500
  Lexmark Intl. Group, Inc., Class A *.....................    300       11,250
  NCR Corp. *..............................................    500       18,906
  Network Appliance, Inc. .................................  6,600      840,675
  Palm, Inc. .............................................. 23,583    1,248,425
  QLogic Corp. ............................................ 32,728    2,880,064
  Seagate Tech., Inc. *.................................... 27,700    1,911,300
  Sun Microsystems, Inc. *................................. 24,400    2,848,700
  Symbol Technologies, Inc. ...............................  1,050       37,735
                                                                   ------------
                                                                     13,989,998
                                                                   ------------
Electronic Equipment & Instruments - 1.7%
  Agilent Technologies, Inc. ..............................    827       40,471
  AVX Corp. ...............................................  3,200       83,400
  JDS Uniphase Corp. *.....................................  8,800      833,250

                                   EVERGREEN
                                  Masters Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                           Shares     Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Instruments - continued
  Methode Electronics, Inc., Class A......................   3,000 $    132,938
  Rockwell Intl. Corp. ...................................   3,000       90,750
  RSA Security, Inc. *....................................  60,900    2,626,312
  Sanmina Corp. *.........................................   4,700      440,038
  Sawtek, Inc. *..........................................   5,900      227,242
  SCI Sys., Inc. *........................................  22,500      922,500
  Sipex Corp. ............................................   1,900       79,919
  Stratos Lightwave, Inc. ................................   4,075      131,419
  Vishay Intertechnology, Inc. ...........................   1,300       39,975
  Waters Corp. *..........................................   1,200      106,800
                                                                   ------------
                                                                      5,755,014
                                                                   ------------
Internet Software & Services - 5.4%
  America Online, Inc. *..................................  11,800      634,250
  Ariba, Inc. *...........................................   2,700      386,817
  Broadvision, Inc. *.....................................     600       15,413
  Chordiant Software, Inc. *..............................  11,640       90,210
  Cnet Networks, Inc. *...................................  46,900    1,142,455
  Commerce One, Inc. .....................................     800       62,800
  Digex, Inc., Class A....................................  17,200      806,250
  Epresence, Inc. ........................................  47,100      317,925
  Exodus Communications, Inc. ............................     700       34,562
  Go2Net..................................................   9,200      499,244
  Internap Network Svcs. Corp. ...........................  12,000      387,750
  Internet Security Sys., Inc. ...........................  61,500    4,620,187
  Ivillage, Inc. .........................................  43,800      169,725
  Portal Software, Inc. ..................................     900       36,000
  Real Networks, Inc. *...................................  11,000      437,250
  S1 Corp. *.............................................. 142,016    1,695,316
  Software Common, Inc. ..................................     300       54,431
  VeriSign, Inc. *........................................  33,937    6,874,364
  Vignette Corp. .........................................   1,500       44,812
  Yahoo!, Inc. *..........................................   3,700      336,700
                                                                   ------------
                                                                     18,646,461
                                                                   ------------
Office Electronics - 0.2%
  Radiant Systems, Inc. *.................................  24,750      529,031
                                                                   ------------
Semiconductor Equipment & Products - 5.7%
  Advanced Micro Devices, Inc. *..........................   3,000       70,875
  Altera Corp. *..........................................   3,600      171,900
  Analog Devices, Inc. *..................................   9,400      776,087
  Applied Materials, Inc. *...............................  22,700    1,346,394
  Applied Micro Circuits Corp. *..........................     200       41,413
  Applied Science & Tech, Inc. *..........................   6,400       94,400

                                   EVERGREEN
                                  Masters Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                           Shares     Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Semiconductor Equipment & Products - continued
  Atmel Corp. ............................................  51,000 $    774,563
  Broadcom Corp. *........................................     400       97,500
  Conexant Sys., Inc. *...................................   3,000      125,625
  Cypress Semiconductor Corp. *...........................   3,300      137,156
  Dupont Photomasks, Inc. *...............................  15,700      922,375
  Globespan Semiconductor, Inc. ..........................     500       61,000
  Integrated Device Technology *..........................   2,700      244,350
  Intel Corp. ............................................ 105,400    4,380,687
  Jabil Circuit, Inc. *...................................  19,320    1,096,410
  KLA-Tencor Corp. .......................................   2,900      119,444
  Lam Research Corp. *....................................   2,000       41,875
  Lattice Semiconductor Corp. *...........................   2,000      107,500
  Linear Technology Corp. ................................  18,200    1,178,450
  LSI Logic Corp. *.......................................   2,700       78,975
  Marvell Technology Group, Ltd. .........................     300       23,138
  Maxim Integrated Products, Inc. *.......................   2,100      168,919
  Mentor Graphics Corp. ..................................  14,000      329,875
  Microchip Tech., Inc. *.................................     900       29,756
  Micron Tech., Inc. **...................................   3,900      179,400
  MKS Instruments, Inc. ..................................   7,000      191,625
  Natl. Semiconductor Corp. *.............................   2,800      112,700
  Novellus Sys., Inc. *...................................  11,900      554,094
  PMC-Sierra, Inc. *......................................   4,100      882,525
  SDL, Inc. *.............................................     900      278,381
  Teradyne, Inc. *........................................  32,200    1,127,000
  Texas Instruments, Inc. ................................  29,720    1,402,412
  Triquint Semiconductor, Inc. ...........................   6,100      222,269
  Veeco Instruments, Inc. *...............................   6,000      637,594
  Vitesse Semiconductor Corp. *...........................   2,300      204,556
  Xilinx, Inc. *..........................................  14,500    1,241,562
                                                                   ------------
                                                                     19,452,785
                                                                   ------------
Software - 4.9%
  Adobe Sys., Inc. .......................................   4,100      636,525
  Citrix Sys., Inc. ...................................... 166,800    3,346,425
  Computer Associates Intl., Inc. ........................   2,100       52,894
  I2 Technologies, Inc. *.................................   4,700      879,194
  Intuit, Inc. *..........................................  11,900      678,300
  Macromedia, Inc. .......................................   5,800      468,713
  Mercury Interactive Corp. *.............................     100       15,675
  Microsoft Corp. *.......................................  30,200    1,821,437
  Natl. Instruments Corp. ................................  12,400      547,150
  Network Associates, Inc. *..............................  25,600      579,200
  Oracle Sys. Corp. *.....................................  43,000    3,386,250

                                   EVERGREEN
                                  Masters Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                           Shares     Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Software - continued
  Peoplesoft, Inc. *......................................   1,500 $     41,906
  Phone.com, Inc. ........................................     400       45,450
  Rational Software Corp. *...............................  12,400      860,250
  Siebel Sys., Inc. *.....................................  16,100    1,792,131
  Speechworks Intl., Inc. ................................     240       14,880
  Symantec Corp. .........................................     700       30,800
  TIBCO Software, Inc. ...................................     800       67,550
  Veritas Software Corp. *................................  11,600    1,647,200
                                                                   ------------
                                                                     16,911,930
                                                                   ------------
Specialty Retail - 0.2%
  ADC Telecommunications, Inc. *..........................  19,600      527,056
                                                                   ------------
MATERIALS - 1.5%
Chemicals - 0.5%
  Albemarle Corp. ........................................   7,900      159,481
  Dexter Corp. ...........................................     800       59,273
  Dow Chemical Co. .......................................   5,300      132,169
  DuPont (E.I.) De Nemours & Co. .........................   5,400      223,762
  Ecolab, Inc. ...........................................     500       18,031
  Engelhard Corp. ........................................     800       13,000
  Praxair, Inc. ..........................................  11,800      441,025
  Union Carbide Corp. ....................................   3,500      132,125
  Valspar Corp. ..........................................  15,000      344,850
                                                                   ------------
                                                                      1,523,716
                                                                   ------------
Construction Materials - 0.2%
  Centex Construction Products, Inc. .....................     900       22,331
  Martin Marietta Materials, Inc. ........................   6,700      256,476
  Southdown, Inc. ........................................   3,000      213,750
  Vulcan Materials Co. ...................................     600       24,113
                                                                   ------------
                                                                        516,670
                                                                   ------------
Containers & Packaging - 0.5%
  AptarGroup, Inc. .......................................   2,200       52,662
  Ball Corp. .............................................     100        3,169
  Bemis Co., Inc. ........................................     900       28,913
  Pactiv Corp. *..........................................   1,600       17,900
  Sealed Air Corp. *......................................   9,200      416,300
  Smurfit Container Corp. *............................... 112,000    1,344,000
                                                                   ------------
                                                                      1,862,944
                                                                   ------------
Metals & Mining - 0.1%
  AK Steel Hldg. Corp. ...................................     900        8,438
  Alcan Aluminum, Ltd. ...................................   1,800       52,087

                                   EVERGREEN
                                  Masters Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                            Shares    Value

COMMON STOCKS - continued
MATERIALS - continued
Metals & Mining - continued
  Alcoa, Inc. .............................................  9,200 $    232,875
  Inco, Ltd. ..............................................  2,500       40,312
                                                                   ------------
                                                                        333,712
                                                                   ------------
Paper & Forest Products - 0.2%
  Bowater, Inc. ........................................... 13,000      603,687
  Rayonier, Inc. ..........................................    900       32,344
  Westvaco Corp. ..........................................  1,700       45,369
  Weyerhaeuser Co. ........................................  3,200      129,200
                                                                   ------------
                                                                        810,600
                                                                   ------------
TELECOMMUNICATION SERVICES - 3.3%
Diversified Telecommunication Services - 2.8%
  Adelphia Business Solutions, Class A..................... 35,700      421,706
  Allegiance Telecom, Inc. *............................... 37,200    1,385,700
  ALLTEL Corp. ............................................  1,300       67,844
  AT&T Corp., Liberty Media Group, Class A *............... 82,400    1,483,200
  AT&T Wireless Group. ....................................  5,700      118,987
  BellSouth Corp. ......................................... 20,000      805,000
  Broadwing, Inc. .........................................  6,700      171,269
  Cosine Communications, Inc. .............................  1,480       82,233
  Covad Communications Group, Inc. ........................  7,400       98,975
  Mpower Communications Corp. ............................. 30,350      264,614
  NEXTLINK Communications, Inc., Class A *................. 11,200      394,100
  Pinnacle Hldgs., Inc. *.................................. 21,500      572,437
  Powertel, Inc. ..........................................  8,400      638,925
  Qwest Communications Intl., Inc. ........................  5,700      273,956
  SBC Communications, Inc. ................................ 12,500      625,000
  Sprint Corp. ............................................ 20,400      597,975
  Teleglobe, Inc. ......................................... 20,000      420,000
  Telephone & Data Sys., Inc. .............................  3,200      354,240
  Time Warner Telecom, Inc., Class A.......................    200        9,663
  Verizon Communications. ................................. 16,400      794,375
                                                                   ------------
                                                                      9,580,199
                                                                   ------------
Electronic Equipment & Instruments - 0.0%
  Inrange Technologies Corp., Class B......................    390       20,670
                                                                   ------------
Wireless Telecommunications Services - 0.5%
  Crown Castle Intl. Corp. ................................  5,900      183,269
  Leap Wireless Intl., Inc. ...............................  1,100       68,819
  Nextel Communications, Inc., Class A *................... 11,600      542,300
  Sprint Corp. (PCS Group), Ser. 1 *....................... 12,600      441,787
  Vodafone Group Plc, ADR..................................  7,600      281,200

                                   EVERGREEN
                                  Masters Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                            Shares    Value

COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunications Services - continued
  Western Wireless Corp., Class A *........................  8,800 $    313,500
                                                                   ------------
                                                                      1,830,875
                                                                   ------------
UTILITIES - 2.6%
Electric Utilities - 1.8%
  AES Corp. *..............................................    800       54,800
  Allegheny Energy, Inc. ..................................  9,800      374,237
  Ameren Corp. ............................................  1,200       50,250
  American Elec. Power Co., Inc. ..........................    700       27,388
  Calpine Corp. *..........................................  7,820      816,212
  Constellation Energy Group, Inc. ........................    500       24,875
  Dominion Resources, Inc. ................................  1,400       81,288
  DQE, Inc. ...............................................  4,900      196,612
  DTE Energy Co. ..........................................  1,300       49,725
  Duke Energy Corp. .......................................    300       25,725
  Dynegy, Inc., Class A ................................... 32,720    1,865,040
  Energy East Corp. .......................................  1,000       22,625
  Entergy Corp. ...........................................  1,200       44,700
  FirstEnergy Corp. .......................................    600       16,163
  Florida Progress Corp. ..................................  2,800      148,225
  Ipalco Enterprises.......................................  2,000       45,750
  Montana Power Co. ....................................... 15,500      517,312
  Northeast Utilities......................................    500       10,844
  PECO Energy Co. .........................................  4,100      248,306
  PPL Corp. ...............................................  2,100       87,675
  Public Service Enterprise Group, Inc. ...................  4,400      196,625
  Reliant Energy, Inc. ....................................    200        9,300
  Southern Co. ............................................  2,100       68,119
  Southern Energy, Inc. ...................................    750       23,531
  TXU Corp. ...............................................    700       27,738
  Unicom Corp. ............................................  3,600      202,275
  UtiliCorp United, Inc. .................................. 37,200      962,550
                                                                   ------------
                                                                      6,197,890
                                                                   ------------
Gas Utilities - 0.8%
  Coastal Corp. ...........................................  1,100       81,537
  Enron Corp. ............................................. 23,600    2,067,950
  NICOR, Inc. .............................................    200        7,238
  Piedmont Natural Gas Co., Inc. .......................... 11,500      352,187
  Sempra Energy............................................  1,200       24,975
  Southwestern Energy Co. .................................  6,700       58,625
                                                                   ------------
                                                                      2,592,512
                                                                   ------------
    Total Common Stocks (cost $289,650,835)................         326,685,883
                                                                   ------------

                                   EVERGREEN
                                  Masters Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                           Shares      Value

CONVERTIBLE PREFERRED STOCKS - 0.2%
CONSUMER DISCRETIONARY - 0.2%
Leisure Equipment & Products - 0.1%
  Tribune Co. (exchangeable for Mattel, Inc. Common
   Stock), 6.25%, 8/15/2001.............................      9,900 $    138,600
                                                                    ------------
Media - 0.1%
  Emmis Communications Corp., 6.25%, 12/31/2049.........      9,000      355,500
                                                                    ------------
    Total Convertible Preferred Stocks (cost $593,495)..                 494,100
                                                                    ------------
                                                         Principal
                                                           Amount      Value

CONVERTIBLE DEBENTURES - 0.5%
CONSUMER DISCRETIONARY - 0.1%
Media - 0.1%
  Getty Images, Inc., 5.00%, 03/15/2007 144A ........... $  500,000      395,625
                                                                    ------------
INFORMATION TECHNOLOGY - 0.4%
Internet Software & Services - 0.1%
  Mail.com, Inc., 7.00%, 02/01/2005 144A ...............    420,000      190,050
                                                                    ------------
Semiconductor Equipment & Products - 0.1%
  Vitesse Semiconductor Corp., 4.00%, 03/15/2005........    450,000      469,125
                                                                    ------------
Software - 0.2%
  Juniper Networks, Inc., 4.75%, 03/15/2007.............    450,000      693,562
                                                                    ------------
    Total Convertible Debentures (cost $1,580,512)......               1,748,362
                                                                    ------------
CORPORATE BONDS - 0.1%
INFORMATION TECHNOLOGY - 0.1%
Semiconductor Equipment & Products - 0.1%
  Triquint Semiconductor, Inc., 4.00%, 03/01/2007 (cost
   $367,313)............................................    450,000      358,313
                                                                    ------------
                                                           Shares      Value

SHORT-TERM INVESTMENTS - 2.9%
MUTUAL FUND SHARES - 2.9% - (cost $10,014,503)
  Evergreen Select Money Market Fund o ................. 10,014,503   10,014,503
                                                                    ------------
Total Investments - (cost $302,206,658) - 99.2%....................  339,301,161
Other Assets and Liabilities - 0.8%................................    2,673,626
                                                                    ------------
Net Assets - 100.0%................................................ $341,974,787
                                                                    ============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                                   Omega Fund
                            Schedule of Investments
                               September 30, 2000

                                                        Shares       Value

COMMON STOCKS - 97.7%
CONSUMER DISCRETIONARY - 6.0%
Automobiles - 1.4%
  Harley-Davidson, Inc. ..............................   725,000 $   34,709,375
                                                                 --------------
Media - 1.3%
  Viacom, Inc., Class B *.............................   569,000     33,286,500
                                                                 --------------
Specialty Retail - 3.3%
  Best Buy Co., Inc. *................................   505,000     32,130,625
  RadioShack Corp. ...................................   500,000     32,312,500
  Tweeter Home Entertainment Group, Inc. *............   537,000     19,499,813
                                                                 --------------
                                                                     83,942,938
                                                                 --------------
ENERGY - 8.1%
Energy Equipment & Services - 4.3%
  ENSCO Intl., Inc. ..................................   600,000     22,950,000
  Nabors Inds., Inc. *................................   525,000     27,510,000
  Rowan Co., Inc. *...................................   785,000     22,765,000
  Santa Fe Intl. Corp. ...............................   765,000     34,472,812
                                                                 --------------
                                                                    107,697,812
                                                                 --------------
Oil & Gas - 3.8%
  Anadarko Petroleum Corp. ...........................   435,000     28,910,100
  Apache Corp. .......................................   525,000     31,040,625
  Devon Energy Corp. .................................   600,000     36,090,000
                                                                 --------------
                                                                     96,040,725
                                                                 --------------
FINANCIALS - 7.2%
Diversified Financials - 5.7%
  American Express Co. ...............................   825,000     50,118,750
  Citigroup, Inc. ....................................   774,400     41,866,000
  Lehman Brothers Holdings, Inc. .....................   175,000     25,856,250
  Morgan Stanley Dean Witter & Co. ...................   295,000     26,974,062
                                                                 --------------
                                                                    144,815,062
                                                                 --------------
Insurance - 1.5%
  American Intl. Group, Inc. .........................   400,000     38,275,000
                                                                 --------------
HEALTH CARE - 20.4%
Biotechnology - 2.0%
  MedImmune, Inc. *...................................   332,800     25,708,800
  Millennium Pharmaceuticals, Inc. *..................   170,000     24,830,625
                                                                 --------------
                                                                     50,539,425
                                                                 --------------
Health Care Equipment & Supplies - 4.1%
  Alza Corp. *........................................   455,000     39,357,500
  Medtronic, Inc. ....................................   423,400     21,937,413
  Stryker Corp. *..................................... 1,020,000     43,796,250
                                                                 --------------
                                                                    105,091,163
                                                                 --------------

                                   EVERGREEN
                                   Omega Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                        Shares       Value

COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Providers & Services - 2.9%
  AmeriSource Health Corp., Class A *.................   325,000 $   15,275,000
  Cardinal Health, Inc. ..............................   660,000     58,203,750
                                                                 --------------
                                                                     73,478,750
                                                                 --------------
Pharmaceuticals - 11.4%
  Alpharma, Inc., Class A.............................   650,000     39,731,250
  American Home Products Corp. ....................... 1,150,000     65,046,875
  Mylan Laboratories, Inc. ........................... 2,450,000     65,996,875
  Pfizer, Inc. .......................................   850,000     38,196,875
  Pharmacia Corp. ....................................   720,220     43,348,241
  Watson Pharmaceuticals, Inc. *......................   540,000     35,032,500
                                                                 --------------
                                                                    287,352,616
                                                                 --------------
INDUSTRIALS - 9.8%
Aerospace & Defense - 1.4%
  B.F. Goodrich Co. ..................................   300,000     11,756,250
  Boeing Co. .........................................   375,000     23,625,000
                                                                 --------------
                                                                     35,381,250
                                                                 --------------
Commercial Services & Supplies - 3.6%
  Apollo Group, Inc., Class A *.......................   624,800     24,913,900
  Devry, Inc. *.......................................   541,100     20,358,887
  Paychex, Inc. ......................................   880,000     46,200,000
                                                                 --------------
                                                                     91,472,787
                                                                 --------------
Industrial Conglomerates - 4.8%
  Gen. Elec. Co. ..................................... 1,000,000     57,687,500
  Tyco Intl., Ltd. ................................... 1,195,000     61,990,625
                                                                 --------------
                                                                    119,678,125
                                                                 --------------
INFORMATION TECHNOLOGY - 44.2%
Communications Equipment - 9.1%
  Alteon Websystems, Inc. ............................   125,000     13,548,828
  Brocade Communications Sys., Inc. ..................    60,000     14,160,000
  CIENA Corp. *.......................................   260,000     31,931,250
  Cisco Sys., Inc. *.................................. 1,005,000     55,526,250
  Copper Mountain Networks, Inc. .....................   470,000     17,625,000
  Extreme Networks, Inc. .............................   280,000     32,060,000
  Juniper Networks, Inc. .............................    75,000     16,420,313
  Nuance Communications, Inc. *.......................   205,000     24,945,937
  Plantronics, Inc. ..................................   600,000     22,800,000
                                                                 --------------
                                                                    229,017,578
                                                                 --------------

                                   EVERGREEN
                                   Omega Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                         Shares      Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Computers & Peripherals - 7.9%
  EMC Corp. *........................................... 650,000 $   64,431,250
  Network Appliance, Inc. .............................. 105,000     13,374,375
  NVIDIA Corp. ......................................... 740,000     60,587,500
  QLogic Corp. ......................................... 277,374     24,408,912
  Sun Microsystems, Inc. *.............................. 315,000     36,776,250
                                                                 --------------
                                                                    199,578,287
                                                                 --------------
Electronic Equipment & Instruments - 5.4%
  Coherent, Inc., * *................................... 330,000     22,440,000
  Cree Research, Inc. *................................. 295,000     34,293,750
  Sandisk Corp. ........................................ 584,100     38,988,675
  Sanmina Corp. *....................................... 120,000     11,235,000
  Waters Corp. *........................................ 320,000     28,480,000
                                                                 --------------
                                                                    135,437,425
                                                                 --------------
Internet Software & Services - 6.6%
  America Online, Inc. *................................ 922,500     49,584,375
  Ariba, Inc. .......................................... 125,000     17,908,203
  Art Technology Group, Inc., * *....................... 245,000     23,213,750
  Check Point Software Technologies, Ltd. *............. 200,000     31,500,000
  Commerce One, Inc. ................................... 210,000     16,485,000
  VeriSign, Inc. ....................................... 135,000     27,345,938
                                                                 --------------
                                                                    166,037,266
                                                                 --------------
Semiconductor Equipment & Products - 5.2%
  Atmel Corp. .......................................... 600,000      9,112,500
  Broadcom Corp. *......................................  80,000     19,500,000
  Cypress Semiconductor Corp. *......................... 550,000     22,859,375
  Intel Corp. .......................................... 530,000     22,028,125
  Microchip Tech., Inc. *............................... 727,500     24,052,969
  Micron Tech., Inc. *.................................. 468,700     21,560,200
  PMC-Sierra, Inc. .....................................  60,000     12,915,000
                                                                 --------------
                                                                    132,028,169
                                                                 --------------
Software - 10.0%
  I2 Technologies, Inc. *............................... 105,000     19,641,562
  Interwoven, Inc. ..................................... 200,000     22,612,500
  Mercury Interactive Corp. *........................... 222,500     34,876,875
  Micromuse, Inc. ......................................  75,000     15,070,312
  Microsoft Corp. *..................................... 366,000     22,074,375
  Oracle Sys. Corp. *................................... 275,000     21,656,250
  Peregrine Sys., Inc. *................................ 375,000      7,101,563
  Rational Software Corp. *............................. 420,000     29,137,500
  Sapient Corp. ........................................ 372,900     15,172,369

                                   EVERGREEN
                                   Omega Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                         Shares      Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Software - continued
  Siebel Sys., Inc. *................................... 240,000 $   26,715,000
  Veritas Software Corp. *.............................. 272,500     38,695,000
                                                                 --------------
                                                                    252,753,306
                                                                 --------------
UTILITIES - 2.0%
Electric Utilities - 1.0%
  AES Corp. *........................................... 375,000     25,687,500
                                                                 --------------
Gas Utilities - 1.0%
  El Paso Energy Corp. ................................. 410,000     25,266,250
                                                                 --------------
    Total Common Stocks (cost $2,008,144,692)...........          2,467,567,309
                                                                 --------------

SHORT-TERM INVESTMENTS - 10.8%
MUTUAL FUND SHARES - 10.8%
  Evergreen Select Money Market Fund o ............. 119,972,517    119,972,517
  Navigator Prime Portfolio pp ..................... 152,030,892    152,030,892
                                                                 --------------
    Total Short-Term Investments (cost $272,003,409)............    272,003,409
                                                                 --------------
Total Investment - (cost $2,280,148,101) - 108.5%...............  2,739,570,718
Other Assets and Liabilities - (8.5%)...........................   (215,423,933)
                                                                 --------------
Net Assets - 100.0%............................................. $2,524,146,785
                                                                 ==============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                           Small Company Growth Fund
                            Schedule of Investments
                               September 30, 2000

                                                         Shares      Value
COMMON STOCKS - 99.2%
CONSUMER DISCRETIONARY - 5.1%
Media - 0.5%
  Getty Images, Inc. ................................... 200,000 $    6,087,500
                                                                 --------------
Multi-line Retail - 1.5%
  Chico's Fas, Inc. .................................... 148,500      5,049,000
  Etoys Inc. ........................................... 652,400      3,486,262
  Family Dollar Stores, Inc. ........................... 320,000      6,160,000
  Neiman Marcus Group, Class A ......................... 100,200      3,250,238
                                                                 --------------
                                                                     17,945,500
                                                                 --------------
Specialty Retail - 2.4%
  Abercrombie & Fitch Co., Class A *.................... 231,800      4,418,688
  Ann Taylor Stores Corp. *............................. 175,400      6,741,937
  Hot Topic, Inc. ...................................... 131,900      3,957,000
  Talbots, Inc. ........................................ 220,000     14,575,000
                                                                 --------------
                                                                     29,692,625
                                                                 --------------
Textiles & Apparel - 0.7%
  Liz Claiborne, Inc. .................................. 210,900      8,119,650
                                                                 --------------
CONSUMER STAPLES - 0.5%
Food & Drug Retailing - 0.5%
  Whole Foods Market, Inc. *............................ 101,200      5,433,175
                                                                 --------------
ENERGY - 6.3%
Energy Equipment & Services - 3.7%
  Core Laboratories..................................... 217,500      5,342,344
  Diamond Offshore Drilling, Inc. ......................  89,000      3,649,000
  Global Marine, Inc. *................................. 551,800     17,036,825
  Grant Pride, Inc. .................................... 270,500      5,934,093
  Hydril Co. ...........................................  33,400        759,850
  Weatherford Intl., Inc. *............................. 270,500     11,631,500
                                                                 --------------
                                                                     44,353,612
                                                                 --------------
Oil & Gas - 2.6%
  Chiles Offshore, Inc. ................................ 165,000      3,568,125
  Cross Timbers Oil Co. ................................ 490,500      9,411,469
  Triton Energy, Ltd. .................................. 483,100     18,840,900
                                                                 --------------
                                                                     31,820,494
                                                                 --------------
FINANCIALS - 7.6%
Banks - 1.9%
  Boston Private Financial Hldgs., Inc. ................  50,000        825,000
  North Fork Bancorp, Inc. ............................. 465,420     10,064,707
  TCF Financial Corp. .................................. 322,000     12,115,250
                                                                 --------------
                                                                     23,004,957
                                                                 --------------

                                   EVERGREEN
                           Small Company Growth Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                        Shares       Value
COMMON STOCKS - continued
FINANCIALS - continued
Diversified Financials - 1.0%
  Metris Companies Inc................................   235,300 $    9,294,350
  Ubiquitel, Inc. ....................................   334,700      3,012,300
                                                                 --------------
                                                                     12,306,650
                                                                 --------------
Insurance - 3.3%
  AMBAC Finl. Group, Inc. ............................    88,300      6,467,975
  Arthur J. Gallagher & Co. ..........................   309,300     18,287,362
  Everest Reinsurance Group, Ltd. ....................   173,100      8,568,450
  Partnerre, Ltd. ....................................   141,200      6,698,175
                                                                 --------------
                                                                     40,021,962
                                                                 --------------
Real Estate - 1.4%
  AMB Property Corp.*.................................   113,100      2,778,019
  Equity Office Properties Trust REIT.................   147,300      4,575,506
  Equity Residential Properties Trust REIT............    88,200      4,233,600
  Spieker Properties, Inc. REIT.......................    86,200      4,961,888
                                                                 --------------
                                                                     16,549,013
                                                                 --------------
HEALTH CARE - 21.5%
Biotechnology - 8.2%
  Applied Molecular Evolution.........................    18,700        750,338
  Biovail Corp. ......................................   186,000     15,147,375
  COR Therapeutics, Inc. .............................   189,100     11,783,294
  CuraGen Corp. ......................................   140,100      7,464,703
  Cv Therapeutics, Inc. ..............................   122,100      9,497,091
  Diversa Corp. ......................................   129,400      3,493,800
  Enzon, Inc. ........................................   110,900      7,319,400
  Illumina, Inc. .....................................    28,100      1,275,038
  Incyte Genomics, Inc., Class A......................   160,000      6,580,000
  Maxygen, Inc., *....................................   119,900      6,219,812
  Medarex, Inc., *....................................    90,200     10,581,587
  Protein Design Labs, Inc., *........................    48,500      5,844,250
  Sangstat Med Corp. .................................   196,900      2,522,781
  Variagenics, Inc. ..................................   114,500      2,561,937
  Vertex Pharmaceuticals, Inc. .......................    95,000      8,027,500
                                                                 --------------
                                                                     99,068,906
                                                                 --------------
Health Care Equipment & Supplies - 0.7%
  C.R. Bard, Inc. ....................................   187,700      7,930,325
                                                                 --------------
Health Care Providers & Services - 4.1%
  Apria Healthcare Group, Inc. .......................   194,800      2,715,025
  Caremark RX, Inc. .................................. 1,001,600     11,268,000
  Express Scripts, Inc., Class A......................    85,300      6,162,925
  Laboratory Corp. of America Holdings................    86,800     10,394,300
  Manor Care, Inc. *..................................   391,900      6,147,932

                                   EVERGREEN
                           Small Company Growth Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                         Shares      Value
COMMON STOCKS - continued
HEALTH CARE - continued
Health Care Providers & Services - continued
  Oxford Health Plans, Inc. *........................... 391,100 $   12,020,214
  Pharmacopeia, Inc. *..................................  39,200        999,600
                                                                 --------------
                                                                     49,707,996
                                                                 --------------
Pharmaceuticals - 8.5%
  Andrx Corp. .......................................... 114,000     10,644,750
  Barr Laboratories, Inc. ..............................  92,000      6,100,750
  Cell Therapeutics, Inc. .............................. 112,500      7,502,344
  Cubist Pharmaceuticals, Inc. ......................... 119,200      6,205,850
  Dura Pharmaceuticals, Inc. *.......................... 516,500     18,271,187
  IVAX Corp. ........................................... 394,700     18,156,200
  Teva Pharmaceutical Inds., Ltd. ADR................... 115,300      8,438,519
  Titan Pharmaceuticals, Inc. *......................... 104,200      6,773,000
  Watson Pharmaceuticals, Inc. *........................ 301,400     19,553,325
                                                                 --------------
                                                                    101,645,925
                                                                 --------------
INDUSTRIALS - 13.6%
Aerospace & Defense - 2.5%
  B.F. Goodrich Co. .................................... 200,000      7,837,500
  BE Aerospace, Inc. *.................................. 190,300      3,068,588
  Doncasters Plc........................................ 144,100      2,918,025
  Hexcel Corp. ......................................... 207,200      2,771,300
  M Sys. Flash Disk Pioneers, Ltd. **................... 140,000      5,346,250
  Precision Castparts Corp. ............................ 202,000      7,751,750
                                                                 --------------
                                                                     29,693,413
                                                                 --------------
Commercial Services & Supplies - 6.5%
  Apollo Group, Inc., Class A *......................... 444,400     17,720,450
  BISYS Group, Inc. *................................... 122,855      9,498,227
  Devry, Inc. *......................................... 680,068     25,587,558
  Diamond Technology Partners, Inc., Class A *.......... 104,700      7,773,975
  Dun & Bradstreet Corp. ............................... 200,000      6,887,500
  Miller (Herman), Inc. ................................ 188,100      6,030,956
  Republic Services, Inc., Class A *....................  25,000        328,125
  United Stationers, Inc. .............................. 160,100      4,302,688
                                                                 --------------
                                                                     78,129,479
                                                                 --------------
Industrial Conglomerates - 0.4%
  Floware Wireless Systems, Ltd. ....................... 200,000      4,981,250
                                                                 --------------
Machinery - 2.7%
  Roper Inds., Inc. .................................... 812,300     26,958,206
  Shaw Group, Inc. .....................................  70,500      4,970,250
                                                                 --------------
                                                                     31,928,456
                                                                 --------------

                                   EVERGREEN
                           Small Company Growth Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                        Shares       Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Marine - 1.5%
  Teekay Shipping Corp. ..............................   169,800 $    7,969,988
  Tidewater, Inc. ....................................   234,000     10,647,000
                                                                 --------------
                                                                     18,616,988
                                                                 --------------
INFORMATION TECHNOLOGY - 41.1%
Communications Equipment - 12.1%
  Audio Codes, Ltd. ..................................   100,000      8,512,500
  Digital Lightwave, Inc. ............................       738         53,597
  Emulex Corp. .......................................   266,700     32,670,750
  Extreme Networks, Inc. .............................   246,600     28,235,700
  Glenayre Technologies, Inc. *.......................   170,000      1,848,750
  Infospace, Inc. ....................................   347,700     10,517,925
  Interwave Commerce International, Ltd. *............    25,000        200,000
  Mcdata Corp. .......................................   123,700     15,201,571
  Netro Corp. ........................................   152,200      9,017,850
  New Focus, Inc. ....................................   103,800      8,206,688
  Nuance Communications, Inc. *.......................   127,900     15,563,831
  SonicWall, Inc. ....................................   219,400      6,252,900
  Tollgrade Communications, Inc. * *..................    64,400      8,939,525
                                                                 --------------
                                                                    145,221,587
                                                                 --------------
Computers & Peripherals - 5.5%
  InFocus Corp. ......................................   139,100      7,372,300
  JNI Corp. *.........................................   120,900     10,760,100
  Maxtor Corp. *...................................... 1,322,800     13,889,400
  QLogic Corp. .......................................   264,300     23,258,400
  Storage Technology Corp. *..........................   406,900      5,518,581
  Symbol Technologies, Inc. ..........................   148,400      5,333,125
                                                                 --------------
                                                                     66,131,906
                                                                 --------------
Electronic Equipment & Instruments - 3.1%
  Caliper Technologies Corp. *........................   117,500      6,807,656
  Coherent, Inc. * *..................................   160,200     10,893,600
  Conductus, Inc. ....................................    82,800      1,221,300
  Newport Corp. ......................................    75,900     12,088,261
  Sandisk Corp. ......................................    96,700      6,454,725
                                                                 --------------
                                                                     37,465,542
                                                                 --------------
Internet Software & Services - 7.7%
  Art Technology Group, Inc. *........................   219,100     20,759,725
  Ask Jeeves, Inc. *..................................   141,100      2,707,356
  Avantgo, Inc. ......................................    40,000        800,000
  Cnet Networks, Inc. ................................   623,600     15,190,506
  I Many, Inc. .......................................   300,000      5,981,250
  Lycos, Inc. *.......................................   284,800     19,584,450
  Marchfirst, Inc. ...................................   369,700      5,799,669

                                   EVERGREEN
                           Small Company Growth Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                        Shares       Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
  Netegrity, Inc. *...................................   158,850 $   11,119,500
  Software Common, Inc. ..............................    53,800      9,761,338
  Telecommunication Systems, Inc., Class A ...........    85,000      1,625,625
                                                                 --------------
                                                                     93,329,419
                                                                 --------------
Semiconductor Equipment & Products - 4.4%
  Alliance Semiconductor Corp. .......................   560,900     11,147,887
  Alpha Industries, Inc. *............................   374,200     12,746,187
  Asyst Technologies, Inc. *..........................   259,800      5,260,950
  Intersil Holding Corp., Class A *...................   199,500      9,950,063
  Maxim Integrated Products, Inc. *...................   131,356     10,565,948
  Microchip Tech., Inc. *.............................    91,800      3,035,138
                                                                 --------------
                                                                     52,706,173
                                                                 --------------
Software - 8.3%
  Bottomline Technologies, Inc. **....................   156,000      5,820,750
  Hnc Software, Inc. .................................   142,400     11,650,100
  Interwoven, Inc. ...................................   137,200     15,512,175
  Mercator Software, Inc. ............................   294,200      4,872,688
  Mercury Interactive Corp. *.........................    32,500      5,094,375
  Opnet Technologies, Inc. ...........................    60,000      2,190,000
  Peregrine Sys., Inc. *..............................   425,550      8,058,853
  Precise Software Solutions, Ltd. ...................   100,000      4,312,500
  Rational Software Corp. *...........................   441,200     30,608,250
  Smartforce Plc, *...................................   232,785     11,028,189
  Speechworks Intl., Inc. ............................    20,000      1,240,000
                                                                 --------------
                                                                    100,387,880
                                                                 --------------
MATERIALS - 0.7%
Chemicals - 0.1%
  Crompton Corp. .....................................   126,600        996,975
                                                                 --------------
Metals & Mining - 0.6%
  Stillwater Mining Co. *.............................   253,100      6,851,418
                                                                 --------------
TELECOMMUNICATION SERVICES - 2.8%
Diversified Telecommunication Services - 2.5%
  Efficient Networks, Inc. *..........................   141,100      5,264,794
  Lexent, Inc. .......................................   150,000      4,462,500
  McLeod USA, Inc., Class A *......................... 1,204,100     17,233,681
  West Teleservices Corp. **..........................   150,000      3,300,000
                                                                 --------------
                                                                     30,260,975
                                                                 --------------
Wireless Telecommunications Services - 0.3%
  Us Unwired, Inc. ...................................   390,000      3,717,187
                                                                 --------------
    Total Common Stocks (cost $935,950,880)...........            1,194,106,938
                                                                 --------------

                                   EVERGREEN
                           Small Company Growth Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                       Shares        Value
SHORT-TERM INVESTMENTS - 25.5%
MUTUAL FUND SHARES - 25.5%
  Evergreen Select Money Market Fund o .............  11,929,893 $   11,929,893
  Navigator Prime Portfolio pp ..................... 295,255,294    295,255,294
                                                                 --------------
    Total Short-Term Investments (cost $307,185,187)............    307,185,187
                                                                 --------------
Total Investments - (cost $1,243,136,067) - 124.7%..............  1,501,292,125
Other Assets and Liabilities - (24.7%)..........................   (296,990,471)
                                                                 --------------
Net Assets - 100.0%............................................. $1,204,301,654
                                                                 ==============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                              Stock Selector Fund
                            Schedule of Investments
                               September 30, 2000

                                                         Shares      Value

COMMON STOCKS - 99.2%
CONSUMER DISCRETIONARY - 8.9%
Auto Components - 0.3%
  Delphi Automotive Sys. Corp. ......................... 181,425 $    2,744,053
  Visteon Corp. ........................................  29,384        444,433
                                                                 --------------
                                                                      3,188,486
                                                                 --------------
Automobiles - 0.5%
  Ford Motor Co. ....................................... 224,416      5,680,530
                                                                 --------------
Hotels, Restaurants & Leisure - 0.9%
  Harrahs Entertainment, Inc. * ........................ 192,075      5,282,063
  Tricon Global Restaurants, Inc. * .................... 143,157      4,384,183
                                                                 --------------
                                                                      9,666,246
                                                                 --------------
Household Durables - 0.3%
  Pulte Corp. .......................................... 100,772      3,325,476
                                                                 --------------
Internet & Catalog Retail - 0.5%
  CDW Computer Centers, Inc. * .........................  86,907      5,996,583
                                                                 --------------
Media - 3.2%
  Clear Channel Communications, Inc. * ................. 104,844      5,923,686
  Interpublic Group of Cos., Inc. ......................  84,583      2,881,109
  Omnicom Group, Inc. ..................................  31,290      2,282,214
  Seagram Co., Ltd. .................................... 157,094      9,023,087
  Time Warner, Inc. .................................... 172,825     13,523,556
  USA Networks, Inc. * .................................  55,817      1,224,485
                                                                 --------------
                                                                     34,858,137
                                                                 --------------
Multi-line Retail - 2.2%
  Sears, Roebuck & Co. ................................. 162,024      5,252,818
  Target Corp. ......................................... 262,908      6,737,018
  Wal-Mart Stores, Inc. ................................ 250,460     12,053,387
                                                                 --------------
                                                                     24,043,223
                                                                 --------------
Specialty Retail - 1.0%
  Home Depot, Inc. .....................................  45,413      2,409,727
  Lowe's Co., Inc. ..................................... 188,570      8,462,079
                                                                 --------------
                                                                     10,871,806
                                                                 --------------
CONSUMER STAPLES - 6.0%
Beverages - 2.2%
  Adolph Coors Co., Class B ............................  38,678      2,443,966
  Anheuser Busch Cos., Inc. ............................ 339,186     14,351,808
  Pepsico, Inc. ........................................ 154,306      7,098,076
                                                                 --------------
                                                                     23,893,850
                                                                 --------------
Food & Drug Retailing - 1.6%
  Safeway, Inc. * ......................................  77,500      3,618,281
  SYSCO Corp. .......................................... 295,839     13,701,044
                                                                 --------------
                                                                     17,319,325
                                                                 --------------

                                   EVERGREEN
                              Stock Selector Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                         Shares      Value

COMMON STOCKS - continued
CONSUMER STAPLES - continued
Food Products - 0.9%
  Conagra, Inc. ........................................ 103,751 $    2,081,504
  McCormick & Co., Inc. ................................ 102,206      3,040,629
  Nabisco Group Hldg. Corp. ............................ 178,344      5,082,804
                                                                 --------------
                                                                     10,204,937
                                                                 --------------
Personal Products - 1.1%
  Colgate-Palmolive Co. *...............................  78,151      3,688,727
  Kimberly-Clark Corp. *................................ 140,378      7,834,847
                                                                 --------------
                                                                     11,523,574
                                                                 --------------
Tobacco - 0.2%
  Philip Morris Co., Inc. ..............................  86,770      2,554,292
                                                                 --------------
ENERGY - 7.4%
Energy Equipment & Services - 0.5%
  Rowan Co., Inc. *..................................... 202,401      5,869,629
                                                                 --------------
Oil & Gas - 6.9%
  Anadarko Petroleum Corp. ............................. 138,653      9,214,878
  Apache Corp. ......................................... 169,983     10,050,245
  Exxon Mobil Corp. .................................... 233,953     20,851,061
  Kerr-McGee Corp. ..................................... 250,263     16,579,924
  Occidental Petroleum Corp. ...........................  90,803      1,980,640
  Phillips Petroleum Co. ............................... 118,590      7,441,523
  Texaco, Inc. .........................................  77,210      4,053,525
  Tosco Corp. .......................................... 150,167      4,683,333
                                                                 --------------
                                                                     74,855,129
                                                                 --------------
FINANCIALS - 16.4%
Banks - 5.3%
  Bank of America Corp. ................................ 103,210      5,405,624
  Firstar Corp. ........................................ 309,589      6,927,054
  FleetBoston Finl. Corp. *............................. 280,363     10,934,157
  J.P. Morgan & Co., Inc. *.............................  49,659      8,113,039
  Mellon Finl. Corp. ...................................  76,230      3,535,166
  SouthTrust Corp. ..................................... 508,061     15,972,168
  Wells Fargo Co. ...................................... 158,288      7,271,355
                                                                 --------------
                                                                     58,158,563
                                                                 --------------
Diversified Financials - 7.5%
  Citigroup, Inc. ...................................... 604,261     32,667,860
  Fannie Mae Co. ....................................... 152,122     10,876,723
  Goldman Sachs Group, Inc. ............................  37,451      4,267,073
  Lehman Brothers Holdings, Inc. .......................  95,106     14,051,912
  Merrill Lynch & Co., Inc. ............................  45,200      2,983,200
  Morgan Stanley Dean Witter & Co. ..................... 100,359      9,176,576

                                   EVERGREEN
                              Stock Selector Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                         Shares      Value

COMMON STOCKS - continued
FINANCIALS - continued
Diversified Financials - continued
  Providian Finl. Corp. ................................  46,380 $    5,890,260
  Textron, Inc. ........................................  32,080      1,479,690
                                                                 --------------
                                                                     81,393,294
                                                                 --------------
Insurance - 3.6%
  Allmerica Finl. Corp. ................................ 104,739      6,696,750
  Allstate Corp. .......................................  64,646      2,246,448
  American Intl. Group, Inc. ........................... 258,091     24,696,083
  Loews Corp. ..........................................  36,792      3,067,533
  MGIC Investment Corp. ................................  38,207      2,335,403
                                                                 --------------
                                                                     39,042,217
                                                                 --------------
HEALTH CARE - 13.8%
Biotechnology - 1.4%
  Amgen, Inc. *.........................................  71,123      4,966,386
  Chiron Corp., *.......................................  82,405      3,708,225
  Genetech, Inc., *.....................................  32,475      6,030,201
                                                                 --------------
                                                                     14,704,812
                                                                 --------------
Health Care Equipment & Supplies - 2.5%
  Bausch & Lomb, Inc. ..................................  82,423      3,209,346
  Biomet, Inc. ......................................... 243,664      8,528,240
  C.R. Bard, Inc. ...................................... 181,575      7,671,544
  PE Corp-PE Biosystems Group...........................  71,277      8,303,770
                                                                 --------------
                                                                     27,712,900
                                                                 --------------
Health Care Providers & Services - 1.8%
  Cardinal Health, Inc. ................................  85,456      7,536,151
  HCA-The Healthcare Corp. ............................. 136,389      5,063,441
  UnitedHealth Group, Inc. .............................  39,701      3,920,474
  Wellpoint Health Networks, Inc. *.....................  33,966      3,260,736
                                                                 --------------
                                                                     19,780,802
                                                                 --------------
Pharmaceuticals - 8.1%
  Bristol-Myers Squibb Co. .............................  46,290      2,644,316
  Elan Corp. Plc, ADR *.................................  57,900      3,170,025
  Johnson & Johnson..................................... 151,075     14,191,608
  Merck & Co., Inc. .................................... 274,860     20,459,891
  Pfizer, Inc. ......................................... 781,401     35,114,208
  Pharmacia Corp. ...................................... 107,995      6,499,949
  Teva Pharmaceutical Inds., Ltd., ADR..................  81,706      5,979,858
                                                                 --------------
                                                                     88,059,855
                                                                 --------------
INDUSTRIALS - 9.3%
Aerospace & Defense - 1.9%
  B.F. Goodrich Co. ....................................  57,197      2,241,408

                                   EVERGREEN
                              Stock Selector Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                         Shares      Value

COMMON STOCKS - continued
INDUSTRIALS - continued
Aerospace & Defense - continued
  Gen. Dynamics Corp. .................................. 159,782 $   10,036,307
  Lockheed Martin Corp. ................................ 152,692      5,032,728
  Northrop Grumman Corp. ...............................  34,598      3,144,093
                                                                 --------------
                                                                     20,454,536
                                                                 --------------
Airlines - 0.2%
  AMR Corp. *...........................................  80,334      2,625,918
                                                                 --------------
Commercial Services & Supplies - 0.2%
  McGraw-Hill Co., Inc. ................................  26,624      1,692,288
                                                                 --------------
Electrical Equipment - 0.7%
  Emerson Elec. Co. .................................... 121,689      8,153,163
                                                                 --------------
Industrial Conglomerates - 6.3%
  Dover Corp. .......................................... 117,447      5,512,669
  Gen. Elec. Co. ....................................... 832,334     48,015,268
  Minnesota Mining & Manufacturing Co. .................  76,995      7,016,169
  Tyco Intl., Ltd. ..................................... 157,804      8,186,082
                                                                 --------------
                                                                     68,730,188
                                                                 --------------
INFORMATION TECHNOLOGY - 28.0%
Communications Equipment - 6.8%
  Cisco Sys., Inc. *.................................... 582,948     32,207,877
  Corning, Inc. ........................................  43,093     12,798,621
  Ericsson LM Telephone Co., Class B, ADR............... 169,952      2,517,414
  Motorola, Inc. .......................................  82,513      2,330,992
  Nokia Corp., ADR...................................... 137,333      5,467,570
  Nortel Networks Corp. ................................ 233,519     13,908,976
  Scientific Atlanta, Inc. .............................  78,901      5,020,076
                                                                 --------------
                                                                     74,251,526
                                                                 --------------
Computers & Peripherals - 6.6%
  Apple Computer *......................................  72,391      1,864,068
  Compaq Computer Corp. ................................ 603,599     16,647,260
  EMC Corp. *........................................... 276,703     27,428,185
  Hewlett-Packard Co. ..................................  79,940      7,754,180
  Intl. Business Machines Corp. ........................  66,427      7,473,038
  Sun Microsystems, Inc. *..............................  92,779     10,831,948
                                                                 --------------
                                                                     71,998,679
                                                                 --------------
Electronic Equipment & Instruments - 1.7%
  Flextronics Intl., Ltd. ..............................  67,626      5,553,785
  JDS Uniphase Corp. *..................................  57,360      5,431,275
  SCI Sys., Inc. *......................................  67,912      2,784,392
  Solectron Corp. *.....................................  97,006      4,474,402
                                                                 --------------
                                                                     18,243,854
                                                                 --------------

                                   EVERGREEN
                              Stock Selector Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                         Shares      Value

COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 1.3%
  America Online, Inc. *................................ 201,228 $   10,816,005
  Yahoo!, Inc. *........................................  31,844      2,897,804
                                                                 --------------
                                                                     13,713,809
                                                                 --------------
Semiconductor Equipment & Products - 5.8%
  Advanced Micro Devices, Inc. *........................  90,624      2,140,992
  Applied Materials, Inc. *.............................  52,311      3,102,696
  Intel Corp. .......................................... 483,131     20,080,132
  KLA-Tencor Corp. *.................................... 120,132      4,947,937
  Micron Tech., Inc. *..................................  63,542      2,922,932
  Natl. Semiconductor Corp. *...........................  67,812      2,729,433
  Novellus Sys., Inc. *.................................  95,093      4,427,768
  PMC-Sierra, Inc. *....................................   1,122        241,510
  Teradyne, Inc. *......................................  56,141      1,964,935
  Texas Instruments, Inc. .............................. 301,614     14,232,411
  Vitesse Semiconductor Corp. *.........................  24,730      2,199,424
  Xilinx, Inc. *........................................  49,385      4,228,591
                                                                 --------------
                                                                     63,218,761
                                                                 --------------
Software - 5.3%
  Microsoft Corp. *..................................... 530,365     31,987,639
  Oracle Sys. Corp. *................................... 220,656     17,376,660
  Remedy Corp. *........................................  37,611        709,908
  Siebel Sys., Inc. *...................................  61,024      6,792,734
  Veritas Software Corp. *..............................   9,494      1,348,148
                                                                 --------------
                                                                     58,215,089
                                                                 --------------
Specialty Retail - 0.5%
  ADC Telecommunications, Inc. *........................ 189,895      5,106,395
                                                                 --------------
MATERIALS - 1.4%
Chemicals - 0.5%
  Dow Chemical Co. ..................................... 131,840      3,287,760
  Millipore Corp. ......................................  36,100      1,748,594
                                                                 --------------
                                                                      5,036,354
                                                                 --------------
Metals & Mining - 0.9%
  Alcoa, Inc. .......................................... 312,937      7,921,218
  Worthington Inds., Inc. .............................. 227,121      2,129,259
                                                                 --------------
                                                                     10,050,477
                                                                 --------------
TELECOMMUNICATION SERVICES - 3.8%
Diversified Telecommunication Services - 3.6%
  AT&T Corp. ...........................................  71,803      2,109,213
  BellSouth Corp. ...................................... 288,229     11,601,217
  Qwest Communications Intl., Inc. *....................  69,735      3,351,638

                                   EVERGREEN
                              Stock Selector Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                      Shares       Value

COMMON STOCKS - continued
TELECOMMUNICATION SERVICES - continued
Diversified Telecommunication Services - continued
  SBC Communications, Inc. .......................      55,147 $    2,757,350
  Verizon Communications. ........................     136,496      6,611,525
  WorldCom, Inc. .................................     426,079     12,942,150
                                                               --------------
                                                                   39,373,093
                                                               --------------
Wireless Telecommunications Services - 0.2%
  Nextel Communications, Inc., Class A *..........      41,008      1,917,124
                                                               --------------
UTILITIES - 4.2%
Electric Utilities - 3.3%
  Duke Energy Corp. ..............................      50,203      4,304,907
  Entergy Corp. ..................................      82,317      3,066,308
  Florida Progress Corp. .........................      42,864      2,269,113
  PECO Energy Co. ................................     209,351     12,678,820
  Southern Co. ...................................     210,114      6,815,573
  TXU Corp. ......................................      69,208      2,742,367
  Unicom Corp. ...................................      81,977      4,606,083
                                                               --------------
                                                                   36,483,171
                                                               --------------
Gas Utilities - 0.9%
  El Paso Energy Corp. ...........................     150,206      9,256,446
                                                               --------------
    Total Common Stocks (cost $878,390,969).......              1,081,224,537
                                                               --------------
                                                    Principal
                                                      Amount       Value

SHORT-TERM INVESTMENTS - 2.9%
U.S. TREASURY OBLIGATIONS - 0.1%
  U.S. Treasury Bills:
   6.03%, 10/26/2000..............................  $  450,000        448,191
   6.09%, 11/24/2000..............................     750,000        743,275
                                                               --------------
    Total U.S. Treasury Obligations (cost
     $1,191,466)..................................                  1,191,466
                                                               --------------
                                                      Shares       Value

MUTUAL FUND SHARES - 2.8%
  Evergreen Select Money Market Fund o ...........   8,708,618      8,708,618
  Navigator Prime Portfolio pp ...................  21,904,181     21,904,181
                                                               --------------
    Total Short-Term Investments (cost $30,612,799)..........      30,612,799
                                                               --------------
Total Investments - (cost $910,195,234) - 102.1%.............   1,113,028,802
Other Assets and Liabilities - (2.1%)........................     (22,964,946)
                                                               --------------
Net Assets - 100.0%..........................................  $1,090,063,856
                                                               ==============

                See Combined Notes to Schedules of Investments.

                                   EVERGREEN
                           Tax Strategic Equity Fund
                            Schedule of Investments
                               September 30, 2000

                                                             Shares    Value
COMMON STOCKS - 99.8%
CONSUMER DISCRETIONARY - 10.0%
Auto Components - 0.0%
  Visteon Corp. ............................................    261 $     3,948
                                                                    -----------
Automobiles - 0.5%
  Ford Motor Co. ...........................................  3,496      88,493
  General Motors Corp. * ...................................    827      53,755
                                                                    -----------
                                                                        142,248
                                                                    -----------
Household Durables - 0.2%
  Ethan Allen Interiors, Inc. ..............................  1,500      42,469
                                                                    -----------
Media - 4.9%
  Clear Channel Communications, Inc. * .....................  1,700      96,050
  Disney (Walt) Co. ........................................ 10,900     416,925
  Time Warner, Inc. ........................................  8,800     688,600
  Viacom, Inc., Class B * ..................................  2,819     164,911
                                                                    -----------
                                                                      1,366,486
                                                                    -----------
Multi-line Retail - 3.0%
  Consolidated Stores Corp. * ..............................  8,600     116,100
  Costco Wholesale Corp. * .................................  1,800      62,888
  Sears, Roebuck & Co. .....................................  6,248     202,560
  Target Corp. .............................................  1,600      41,000
  Wal-Mart Stores, Inc. ....................................  8,700     418,687
                                                                    -----------
                                                                        841,235
                                                                    -----------
Specialty Retail - 1.4%
  Home Depot, Inc. .........................................  3,900     206,944
  RadioShack Corp. .........................................  2,000     129,250
  Tiffany & Co. ............................................  1,000      38,562
                                                                    -----------
                                                                        374,756
                                                                    -----------
CONSUMER STAPLES - 4.4%
Beverages - 2.3%
  Adolph Coors Co., Class B ................................    900      56,869
  Anheuser Busch Cos., Inc. ................................  3,000     126,938
  Coca-Cola Femsa SA, ADR .................................. 10,000     200,000
  Pepsico, Inc. ............................................  5,400     248,400
                                                                    -----------
                                                                        632,207
                                                                    -----------
Food & Drug Retailing - 0.4%
  CVS Corp. ................................................  1,500      69,469
  Safeway, Inc. * ..........................................    800      37,350
                                                                    -----------
                                                                        106,819
                                                                    -----------
Food Products - 0.6%
  Conagra, Inc. ............................................  8,500     170,531
                                                                    -----------
Health Care Equipment & Supplies - 0.6%
  SuperValu, Inc. .......................................... 10,500     158,156
                                                                    -----------

                                   EVERGREEN
                           Tax Strategic Equity Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                             Shares    Value
COMMON STOCKS - continued
CONSUMER STAPLES - continued
Household Products - 0.4%
  Procter & Gamble Co. .....................................  1,700 $   113,900
                                                                    -----------
Personal Products - 0.1%
  Colgate-Palmolive Co. *...................................    950      44,840
                                                                    -----------
ENERGY - 6.9%
Energy Equipment & Services - 0.8%
  Baker Hughes, Inc. .......................................  2,400      89,100
  Halliburton Co. ..........................................    800      39,150
  Schlumberger, Ltd. .......................................  1,000      82,312
  Transocean Sedco Forex, Inc. .............................    193      11,315
                                                                    -----------
                                                                        221,877
                                                                    -----------
Oil & Gas - 6.1%
  Ashland, Inc. ............................................    900      30,319
  Chevron Corp. ............................................  2,000     170,500
  Exxon Mobil Corp. ........................................ 10,252     913,709
  Occidental Petroleum Corp. ...............................  2,825      61,620
  Royal Dutch Petroleum Co. ................................  4,900     293,694
  Sunoco, Inc. .............................................  2,200      59,263
  Texaco, Inc. .............................................    500      26,250
  Tosco Corp. ..............................................  2,091      65,213
  USX-Marathon Group. ......................................  2,222      63,049
                                                                    -----------
                                                                      1,683,617
                                                                    -----------
FINANCIALS - 15.9%
Banks - 4.9%
  Bank of America Corp. ....................................  8,700     455,662
  Bank of New York Co., Inc. ...............................  1,600      89,700
  Chase Manhattan Corp. ....................................  2,355     108,772
  Golden West Finl. Corp. ..................................  2,500     134,063
  J.P. Morgan & Co., Inc. *.................................  1,100     179,712
  PNC Finl. Svcs. Group. ...................................  1,500      97,500
  Washington Mutual, Inc. ..................................  6,000     238,875
  Wells Fargo Co. ..........................................  1,200      55,125
                                                                    -----------
                                                                      1,359,409
                                                                    -----------
Diversified Financials - 6.7%
  American Express Co. .....................................  6,000     364,500
  Citigroup, Inc. ..........................................  9,800     529,812
  Fannie Mae Co. ...........................................  1,700     121,550
  Merrill Lynch & Co., Inc. ................................  8,000     528,000
  Morgan Stanley Dean Witter & Co. .........................  2,460     224,936
  Ryder Sys., Inc. .........................................  3,800      70,063
                                                                    -----------
                                                                      1,838,861
                                                                    -----------

                                   EVERGREEN
                           Tax Strategic Equity Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                             Shares    Value
COMMON STOCKS - continued
FINANCIALS - continued
Insurance - 4.3%
  AFLAC, Inc. ..............................................  5,000 $   320,313
  American Intl. Group, Inc. ...............................  4,893     468,199
  Mony Group, Inc. ......................................... 10,000     398,750
                                                                    -----------
                                                                      1,187,262
                                                                    -----------
HEALTH CARE - 12.8%
Biotechnology - 0.5%
  Amgen, Inc. *.............................................  2,100     146,639
  Edwards Lifesciences Corp. ...............................     80       1,745
                                                                    -----------
                                                                        148,384
                                                                    -----------
Health Care Equipment & Supplies - 2.1%
  Baxter Intl., Inc. .......................................    400      31,925
  Guidant Corp. *...........................................    400      28,275
  Medtronic, Inc. ..........................................  4,000     207,250
  PE Corp-PE Biosystems Group...............................  2,700     314,550
                                                                    -----------
                                                                        582,000
                                                                    -----------
Health Care Providers & Services - 0.7%
  Aetna, Inc. ..............................................  1,000      58,063
  Tenet Healthcare Corp. *..................................  3,300     120,037
                                                                    -----------
                                                                        178,100
                                                                    -----------
Pharmaceuticals - 9.5%
  Abbott Laboratories.......................................  6,500     309,156
  American Home Products Corp. .............................  2,500     141,406
  Bristol-Myers Squibb Co. .................................  3,600     205,650
  Eli Lilly & Co. ..........................................  1,900     154,137
  Johnson & Johnson.........................................  1,000      93,938
  Merck & Co., Inc. ........................................  6,800     506,175
  Pfizer, Inc. ............................................. 18,800     844,825
  Pharmacia Corp. ..........................................    952      57,299
  Schering-Plough Corp. ....................................  3,250     151,125
  Teva Pharmaceutical Inds., Ltd., ADR. ....................  2,400     175,650
                                                                    -----------
                                                                      2,639,361
                                                                    -----------
INDUSTRIALS - 10.8%
Aerospace & Defense - 1.0%
  Boeing Co. ...............................................  1,000      63,000
  General Motors Corp., Class H *...........................  3,570     132,733
  United Technologies Corp. ................................  1,000      69,250
                                                                    -----------
                                                                        264,983
                                                                    -----------
Air Freight & Couriers - 0.2%
  United Parcel Svcs., Inc., Class B .......................    820      46,227
                                                                    -----------

                                   EVERGREEN
                           Tax Strategic Equity Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                             Shares    Value
COMMON STOCKS - continued
INDUSTRIALS - continued
Airlines - 0.7%
  AMR Corp. *...............................................  3,734 $   122,055
  Delta Air Lines, Inc. ....................................  1,855      82,316
                                                                    -----------
                                                                        204,371
                                                                    -----------
Commercial Services & Supplies - 1.1%
  Automatic Data Processing, Inc. ..........................  1,000      66,875
  Computer Sciences Corp. *.................................  2,000     148,500
  First Data Corp. .........................................    800      31,250
  Pitney Bowes, Inc. .......................................  1,500      59,156
                                                                    -----------
                                                                        305,781
                                                                    -----------
Industrial Conglomerates - 7.4%
  General Elec. Co. ........................................ 27,180   1,567,946
  Honeywell Intl., Inc. ....................................  3,750     133,594
  Minnesota Mining & Manufacturing Co. .....................  1,400     127,575
  Tyco Intl., Ltd. .........................................  4,300     223,062
                                                                    -----------
                                                                      2,052,177
                                                                    -----------
Real Estate - 0.4%
  Inversiones y Representaciones, SA, GDR ..................  5,148     118,887
                                                                    -----------
INFORMATION TECHNOLOGY - 29.4%
Communications Equipment - 8.4%
  Cisco Sys., Inc. *........................................ 15,300     845,325
  Corning, Inc. ............................................    770     228,690
  Ericsson LM Telephone Co., Class B, ADR ..................  4,800      71,100
  Juniper Networks, Inc. ...................................    800     175,150
  Motorola, Inc. ...........................................  5,400     152,550
  Nokia Corp., ADR .........................................  6,800     270,725
  Nortel Networks Corp. ....................................  9,860     587,286
                                                                    -----------
                                                                      2,330,826
                                                                    -----------
Computers & Peripherals - 7.7%
  Compaq Computer Corp. ....................................  3,000      82,740
  Dell Computer Corp. *.....................................  4,000     123,250
  EMC Corp. *...............................................  5,800     574,925
  Gateway, Inc. *...........................................  1,000      46,750
  Hewlett-Packard Co. ......................................  2,000     194,000
  Intl. Business Machines Corp. ............................  6,000     675,000
  Sun Microsystems, Inc. *..................................  3,800     443,650
                                                                    -----------
                                                                      2,140,315
                                                                    -----------
Electronic Equipment & Instruments - 3.0%
  Agilent Technologies, Inc. ...............................    762      37,291
  JDS Uniphase Corp. *......................................  4,038     382,348
  Meade Instruments Corp. * *............................... 20,700     417,881
                                                                    -----------
                                                                        837,520
                                                                    -----------

                                   EVERGREEN
                           Tax Strategic Equity Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                             Shares    Value
COMMON STOCKS - continued
INFORMATION TECHNOLOGY - continued
Internet Software & Services - 2.3%
  America Online, Inc. *....................................  7,500 $   403,125
  Ariba, Inc. ..............................................    900     128,939
  Yahoo!, Inc. *............................................  1,200     109,200
                                                                    -----------
                                                                        641,264
                                                                    -----------
Semiconductor Equipment & Products - 5.0%
  Advanced Micro Devices, Inc. *............................  1,876      44,321
  Applied Materials, Inc. *.................................  2,400     142,350
  Broadcom Corp., Class A *.................................    666     162,337
  Intel Corp. .............................................. 19,200     798,000
  Micron Tech., Inc. *......................................  1,300      59,800
  Texas Instruments, Inc. ..................................  3,400     160,437
                                                                    -----------
                                                                      1,367,245
                                                                    -----------
Software - 3.0%
  Oracle Sys. Corp. *.......................................  7,500     590,625
  Siebel Sys., Inc. *.......................................  1,000     111,313
  Veritas Software Corp. *..................................    800     113,600
                                                                    -----------
                                                                        815,538
                                                                    -----------
MATERIALS - 1.0%
Chemicals - 0.8%
  DuPont (E.I.) De Nemours & Co. ...........................  2,000      82,875
  Eastman Chemical Co. .....................................  1,600      59,100
  W.R. Grace & Co. *........................................ 10,000      68,750
                                                                    -----------
                                                                        210,725
                                                                    -----------
Metals & Mining - 0.2%
  Allegheny Technologies, Inc. .............................  3,200      58,000
                                                                    -----------
TELECOMMUNICATION SERVICES - 6.1%
Diversified Telecommunication Services - 4.3%
  BellSouth Corp. ..........................................  4,000     161,000
  Global Crossing, Ltd. *................................... 18,050     559,550
  SBC Communications, Inc. .................................  6,400     320,000
  Sprint Corp. .............................................  3,600     105,525
  WorldCom, Inc. ...........................................  1,600      48,600
                                                                    -----------
                                                                      1,194,675
                                                                    -----------
Wireless Telecommunications Services - 1.8%
  Nextel Communications, Inc., Class A *....................  7,400     345,950
  Sprint Corp. (PCS Group), Ser. 1 *........................  4,000     140,250
                                                                    -----------
                                                                        486,200
                                                                    -----------

                                   EVERGREEN
                           Tax Strategic Equity Fund
                       Schedule of Investments (continued)
                               September 30, 2000

                                                            Shares     Value
COMMON STOCKS - continued
UTILITIES - 2.5%
Electric Utilities - 2.0%
  Duke Energy Corp. .......................................   1,400 $   120,050
  Entergy Corp. ...........................................   3,600     134,100
  Reliant Energy, Inc. ....................................   6,300     292,950
                                                                    -----------
                                                                        547,100
                                                                    -----------
Gas Utilities - 0.5%
  Sempra Energy............................................   7,200     149,850
                                                                    -----------
    Total Common Stocks (cost $22,087,979).................          27,608,150
                                                                    -----------
SHORT-TERM INVESTMENTS - 0.4%
MUTUAL FUND SHARES - 0.4% (cost $106,298)
  Evergreen Select Money Market Fund o .................... 106,298     106,298
                                                                    -----------
Total Investments - (cost $22,194,277) - 100.2%....................  27,714,448
Other Assets and Liabilities - (0.2%)..............................     (51,679)
                                                                    -----------
Net Assets - 100.0%................................................ $27,662,769
                                                                    ===========

                See Combined Notes to Schedules of Investments.

                   Combined Notes to Schedules of Investments

144A Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended. This security has been determined to be liquid under guidelines established by the Board of Trustees.
*      Non-income producing security.
p The repurchase agreement is fully collateralized by $74,305,000 FNMA, 6.00%, 11/15/2001; value including accrued interest is $75,560,755.
pp Represents investment of cash collateral received for securities on loan.
o The advisor of the Fund and the advisor of the Money Market Fund are each a subsidiary of First Union National Bank.

Summary of Abbreviations:
ADR  American Depository Receipt
REIT Real Estate Investment Trust





                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                      Statements of Assets and Liabilities
                               September 30, 2000

                                                                                    Large Company
                           Aggressive     Capital                                       Growth
                          Growth Fund   Growth Fund   Evergreen Fund  Growth Fund        Fund
---------------------------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $418,781,880  $388,724,792  $1,290,072,016  $556,392,046  $  972,652,185
 Identified cost of
  repurchase
  agreements............             0             0               0    73,994,235               0
 Net unrealized gains on
  securities............   113,160,248    76,325,202     380,046,551   174,785,069     316,706,199
---------------------------------------------------------------------------------------------------
 Market value of
  securities............   531,942,128   465,049,994   1,670,118,567   805,171,350   1,289,358,384
 Cash...................             0             0               0             0              14
 Receivable for
  securities sold.......       997,039             0               0    20,107,075      24,158,437
 Receivable for Fund
  shares sold...........     1,273,346     1,667,281          94,973       451,030         380,121
 Dividends and interest
  receivable............       129,297       796,254       1,239,213       109,617         318,693
 Prepaid expenses and
  other assets..........        33,451        47,832          60,345        27,075         133,907
---------------------------------------------------------------------------------------------------
 Total assets...........   534,375,261   467,561,361   1,671,513,098   825,866,147   1,314,349,556
---------------------------------------------------------------------------------------------------
Liabilities
 Payable for securities
  purchased.............    11,702,077             0      11,898,245     8,248,766      69,437,784
 Payable for Fund shares
  redeemed..............       339,137       734,530       2,396,250       767,866         568,166
 Payable for securities
  on loan...............    38,713,146     2,148,016      44,072,483   119,527,312      58,223,986
 Due to custodian bank..             0             0               0           543               0
 Advisory fee payable...        20,858        30,574         108,237        40,167          40,925
 Distribution Plan
  expenses payable......        18,337        24,441          50,342        39,120          30,550
 Due to other related
  parties...............         4,011         5,733          18,228         8,607           9,896
 Accrued expenses and
  other liabilities.....        83,007       301,028         375,403       247,151         216,016
---------------------------------------------------------------------------------------------------
 Total liabilities......    50,880,573     3,244,322      58,919,188   128,879,532     128,527,323
---------------------------------------------------------------------------------------------------
Net assets..............  $483,494,688  $464,317,039  $1,612,593,910  $696,986,615  $1,185,822,233
---------------------------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........  $236,845,728  $349,451,026  $1,218,431,099  $375,685,113  $  660,982,146
 Undistributed net
  investment loss.......       (18,939)       (3,615)       (140,416)       (4,625)        (45,009)
 Accumulated net
  realized gains on
  securities and foreign
  currency related
  transactions..........   133,507,651    38,544,426      14,256,676   146,521,058     208,179,129
 Net unrealized gains on
  securities and foreign
  currency related
  transactions..........   113,160,248    76,325,202     380,046,551   174,785,069     316,705,967
---------------------------------------------------------------------------------------------------
Total net assets........  $483,494,688  $464,317,039  $1,612,593,910  $696,986,615  $1,185,822,233
---------------------------------------------------------------------------------------------------
Net assets consists of
 Class A................  $284,983,903  $222,615,238  $  161,492,372  $114,248,344  $1,089,597,249
 Class B................   134,251,556    18,422,897     553,009,245     6,154,631      86,446,370
 Class C................    15,735,867   223,241,545      10,915,350   439,879,291       7,176,475
 Class Y................    48,523,362        37,359     887,176,943   136,704,349       2,602,139
 Class IS...............             0             0               0             0               0
---------------------------------------------------------------------------------------------------
Total net assets........  $483,494,688  $464,317,039  $1,612,593,910  $696,986,615  $1,185,822,233
---------------------------------------------------------------------------------------------------
Shares outstanding
 Class A................     7,472,162     8,157,181       9,565,558     4,549,527      86,235,817
 Class B................     3,677,895       679,476      34,118,551       256,807       7,003,393
 Class C................       432,046     8,757,612         674,803    18,372,987         580,957
 Class Y................     1,248,815         1,359      51,570,907     5,407,087         208,018
 Class IS...............             0             0               0             0               0
---------------------------------------------------------------------------------------------------
Net asset value per
 share
 Class A................  $      38.14  $      27.29  $        16.88  $      25.11  $        12.64
---------------------------------------------------------------------------------------------------
 Class A--Offering price
  (based on
  sales charge of
  4.75%)................  $      40.04  $      28.65  $        17.72  $      26.36  $        13.27
---------------------------------------------------------------------------------------------------
 Class B................  $      36.50  $      27.11  $        16.21  $      23.97  $        12.34
---------------------------------------------------------------------------------------------------
 Class C................  $      36.42  $      25.49  $        16.18  $      23.94  $        12.35
---------------------------------------------------------------------------------------------------
 Class Y................  $      38.86  $      27.49  $        17.20  $      25.28  $        12.51
---------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                      Statements of Assets and Liabilities
                               September 30, 2000

                                                                                            Tax
                                                        Small Company       Stock        Strategic
                                            Omega           Growth         Selector       Equity
                          Masters Fund       Fund            Fund            Fund          Fund
----------------------------------------------------------------------------------------------------
Assets
 Identified cost of
  securities............  $302,206,658  $2,280,148,101  $1,243,136,067  $  910,195,234  $22,194,277
 Net unrealized gains on
  securities............    37,094,503     459,422,617     258,156,058     202,833,568    5,520,171
----------------------------------------------------------------------------------------------------
 Market value of
  securities............   339,301,161   2,739,570,718   1,501,292,125   1,113,028,802   27,714,448
 Cash...................             0               0       1,066,204               0            0
 Receivable for
  securities sold.......     4,977,321      13,693,809      23,796,769         216,970      571,500
 Receivable for Fund
  shares sold...........     1,073,339      22,792,997       2,335,689       1,740,260       98,533
 Dividends and interest
  receivable............       198,079       1,046,959         474,597       1,041,501       13,563
 Receivable from
  investment advisor....             0               0               0          10,764            0
 Prepaid expenses and
  other assets..........        10,083         160,520          90,599          63,006       27,428
----------------------------------------------------------------------------------------------------
 Total assets...........   345,559,983   2,777,265,003   1,529,055,983   1,116,101,303   28,425,472
----------------------------------------------------------------------------------------------------
Liabilities
 Payable for securities
  purchased.............     3,074,998      98,537,270      25,817,204         199,377      586,573
 Payable for Fund shares
  redeemed..............       401,800       1,837,135       3,364,828       3,502,818      163,902
 Payable for securities
  on loan...............             0     152,030,892     295,255,294      21,904,181            0
 Payable for daily
  variation margin on
  open futures
  contracts.............             0               0               0         150,525            0
 Advisory fee payable...        24,593          98,703          41,197               0        2,018
 Distribution Plan
  expenses payable......        15,953         153,546          30,459               0        1,718
 Due to other related
  parties...............         2,827          20,950           9,984           9,096          232
 Accrued expenses and
  other liabilities.....        65,025         439,722         235,363         271,450        8,260
----------------------------------------------------------------------------------------------------
 Total liabilities......     3,585,196     253,118,218     324,754,329      26,037,447      762,703
----------------------------------------------------------------------------------------------------
Net assets..............  $341,974,787  $2,524,146,785  $1,204,301,654  $1,090,063,856  $27,662,769
----------------------------------------------------------------------------------------------------
Net assets represented
 by
 Paid-in capital........  $262,966,176  $1,949,446,451  $  581,701,155  $  868,302,164  $23,278,864
 Undistributed net
  investment loss.......        (8,072)        (23,882)        (55,171)        (11,890)           0
 Accumulated net
  realized gains or
  losses on securities,
  futures and foreign
  currency related
  transactions..........    41,922,180     115,301,599     364,499,612      19,105,403   (1,136,266)
 Net unrealized gains on
  securities, futures
  and foreign currency
  related transactions..    37,094,503     459,422,617     258,156,058     202,668,179    5,520,171
----------------------------------------------------------------------------------------------------
Total net assets........  $341,974,787  $2,524,146,785  $1,204,301,654  $1,090,063,856  $27,662,769
----------------------------------------------------------------------------------------------------
Net assets consists of
 Class A................  $192,472,661  $  865,958,307  $1,109,984,708  $   22,907,663  $ 8,156,568
 Class B................   133,636,618   1,349,646,886      81,198,063       2,704,498   13,346,224
 Class C................    11,386,983     285,021,653       8,546,968         408,638    5,062,825
 Class Y................     4,478,525      23,519,939       4,571,915   1,062,608,004    1,097,152
 Class IS...............             0               0               0       1,435,053            0
----------------------------------------------------------------------------------------------------
Total net assets........  $341,974,787  $2,524,146,785  $1,204,301,654  $1,090,063,856  $27,662,769
----------------------------------------------------------------------------------------------------
Shares outstanding
 Class A................    14,554,153      22,245,124     105,061,658       1,294,894      516,992
 Class B................    10,227,580      37,577,105       7,846,269         157,146      857,305
 Class C................       872,769       7,915,733         825,227          23,353      324,688
 Class Y................       337,443         599,504         429,711      59,776,592       69,065
 Class IS...............             0               0               0          81,133            0
----------------------------------------------------------------------------------------------------
Net asset value per
 share
 Class A................  $      13.22  $        38.93  $        10.57  $        17.69  $     15.78
----------------------------------------------------------------------------------------------------
 Class A--Offering price
  (based on
  sales charge of
  4.75%)................  $      13.88  $        40.87  $        11.09  $        18.57  $     16.56
----------------------------------------------------------------------------------------------------
 Class B................  $      13.07  $        35.92  $        10.35  $        17.21  $     15.57
----------------------------------------------------------------------------------------------------
 Class C................  $      13.05  $        36.01  $        10.36  $        17.50  $     15.59
----------------------------------------------------------------------------------------------------
 Class Y................  $      13.27  $        39.23  $        10.64  $        17.78  $     15.89
----------------------------------------------------------------------------------------------------
 Class IS...............            --              --              --  $        17.69           --
----------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                            Statements of Operations
                         Year Ended September 30, 2000

                                                                                    Large
                           Aggressive     Capital     Evergreen                    Company
                          Growth Fund   Growth Fund      Fund      Growth Fund   Growth Fund
----------------------------------------------------------------------------------------------
Investment income
 Dividends (net of
  foreign withholding
  taxes of $6,241, $0,
  $105,285, $0, $65,131,
  respectively).........  $    779,603  $ 6,144,245  $ 15,346,704  $    454,372  $  4,799,501
 Securities lending
  income................        37,286       13,669        21,677       284,575       445,471
 Interest...............       871,386    1,336,366     2,655,708     2,377,218     1,965,161
----------------------------------------------------------------------------------------------
Total investment
 income.................     1,688,275    7,494,280    18,024,089     3,116,165     7,210,133
----------------------------------------------------------------------------------------------
Expenses
 Advisory fee...........     2,103,035    3,789,146    15,812,585     4,189,088     5,203,977
 Distribution Plan
  expenses..............     1,681,288    2,946,915     6,986,166     4,343,000     3,726,079
 Administrative services
  fees..................       334,559      710,465     1,395,821       897,662     1,360,194
 Transfer agent fee.....       728,666    1,584,265     4,407,089     1,269,106       961,318
 Trustees' fees and
  expenses..............         7,909        9,591        39,567        11,915        24,152
 Printing and postage
  expenses..............        49,196      127,615       267,013       382,822       172,630
 Custodian fee..........       107,817      203,468       673,763       159,663       319,328
 Registration and filing
  fees..................        74,064      110,253       114,050       111,291       294,187
 Professional fees......        23,018       22,698        35,521        47,647        20,996
 Organization expenses..         4,342            0             0             0             0
 Other..................        13,031       90,407        86,377        64,458        63,225
----------------------------------------------------------------------------------------------
 Total expenses.........     5,126,925    9,594,823    29,817,952    11,476,652    12,146,086
 Less: Expense
  reductions............       (28,838)     (21,482)     (291,794)      (31,143)      (92,679)
----------------------------------------------------------------------------------------------
 Net expenses...........     5,098,087    9,573,341    29,526,158    11,445,509    12,053,407
----------------------------------------------------------------------------------------------
 Net investment income..    (3,409,812)  (2,079,061)  (11,502,069)   (8,329,344)   (4,843,274)
----------------------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities
 and foreign currency
 related transactions
 Net realized gains or
  losses on:
 Securities.............   155,458,871   53,670,631   796,280,843   174,193,814   245,945,669
 Foreign currency
  related transactions..             0            0             0           (13)      110,772
----------------------------------------------------------------------------------------------
 Net realized gains on
  securities and foreign
  currency related
  transactions..........   155,458,871   53,670,631   796,280,843   174,193,801   246,056,441
----------------------------------------------------------------------------------------------
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..    16,115,705    6,248,890  (565,166,402)  107,614,461    70,790,484
----------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains on
  securities and foreign
  currency related
  transactions..........   171,574,576   59,919,521   231,114,441   281,808,262   316,846,925
----------------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............  $168,164,764  $57,840,460  $219,612,372  $273,478,918  $312,003,651
----------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                            Statements of Operations
                         Year Ended September 30, 2000

                                                                                    Tax
                                                        Small         Stock      Strategic
                            Masters                    Company       Selector      Equity
                             Fund       Omega Fund   Growth Fund       Fund         Fund
--------------------------------------------------------------------------------------------
Investment income
 Dividends (net of
  foreign withholding
  taxes of $12,688,
  $26,451, $4,397,
  $24,592, $1,456,
  respectively).........  $ 1,800,864  $  4,670,512  $  3,076,880  $  5,635,211  $  180,571
 Securities lending
  income................            0       586,600     1,056,046        18,804           0
 Interest...............      665,397     4,359,090     2,058,242       570,554     122,343
--------------------------------------------------------------------------------------------
Total investment
 income.................    2,466,261     9,616,202     6,191,168     6,224,569     302,914
--------------------------------------------------------------------------------------------
Expenses
 Advisory fee...........    2,738,157     8,565,213     5,073,245     4,053,844     225,143
 Distribution Plan
  expenses..............    1,641,159    11,581,226     3,663,218        89,484     179,357
 Administrative services
  fees..................      253,576     1,446,746       936,398       499,952      21,246
 Transfer agent fee.....      860,871     4,086,305     1,973,334       177,486      29,219
 Trustees' fees and
  expenses..............        6,136        33,049        23,564        12,077         513
 Printing and postage
  expenses..............       46,632       209,160       228,381       137,363       5,744
 Custodian fee..........       72,416       455,413       400,530       157,980      10,374
 Registration and filing
  fees..................       99,501       465,421       145,432       140,818      42,480
 Professional fees......       20,941        20,902        43,551        40,762      16,656
 Other..................       20,079       238,947        30,408        13,259       2,371
--------------------------------------------------------------------------------------------
 Total expenses.........    5,759,468    27,102,382    12,518,061     5,323,025     533,103
 Less: Expense
  reductions............      (12,150)     (111,680)     (175,291)      (27,955)     (5,191)
   Fee waivers..........            0             0             0      (371,302)     (2,218)
--------------------------------------------------------------------------------------------
 Net expenses...........    5,747,318    26,990,702    12,342,770     4,923,768     525,694
--------------------------------------------------------------------------------------------
 Net investment income..   (3,281,057)  (17,374,500)   (6,151,602)    1,300,801    (222,780)
--------------------------------------------------------------------------------------------
Net realized and
 unrealized gains or
 losses on securities,
 futures contracts and
 foreign currency
 related transactions
 Net realized gains or
  losses on:
 Securities.............   49,164,620   130,394,397   466,895,429    95,804,667    (545,749)
 Futures contracts......            0             0             0      (489,416)          0
 Foreign currency
  related transactions..        1,572             0             0             0           0
--------------------------------------------------------------------------------------------
 Net realized gains or
  losses on securities,
  futures contracts and
  foreign currency
  related transactions..   49,166,192   130,394,397   466,895,429    95,315,251    (545,749)
--------------------------------------------------------------------------------------------
 Net change in
  unrealized gains on
  securities and foreign
  currency related
  transactions..........   31,993,883   340,929,558    52,667,870   (39,270,021)  2,929,096
--------------------------------------------------------------------------------------------
 Net realized and
  unrealized gains on
  securities, futures
  contracts and foreign
  currency related
  transactions..........   81,160,075   471,323,955   519,563,299    56,045,230   2,383,347
--------------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............  $77,879,018  $453,949,455  $513,411,697  $ 57,346,031  $2,160,567
--------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 2000

                           Aggressive       Capital                                     Large Company
                             Growth         Growth                          Growth          Growth
                              Fund           Fund       Evergreen Fund       Fund            Fund
-------------------------------------------------------------------------------------------------------
Operations
 Net investment loss....  $  (3,409,812) $  (2,079,061) $   (11,502,069) $  (8,329,344) $   (4,843,274)
 Net realized gains on
  securities and foreign
  currency related
  transactions..........    155,458,871     53,670,631      796,280,843    174,193,801     246,056,441
 Net change in
  unrealized gains or
  losses on securities
  and foreign currency
  related transactions..     16,115,705      6,248,890     (565,166,402)   107,614,461      70,790,484
-------------------------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............    168,164,764     57,840,460      219,612,372    273,478,918     312,003,651
-------------------------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net realized gains
 Class A................    (20,816,668)    (5,632,668)     (68,057,666)    (4,502,995)   (140,706,662)
 Class B................     (7,498,495)       (18,912)    (239,465,206)        (3,857)    (17,025,506)
 Class C................       (661,363)    (5,500,066)      (4,998,787)   (17,616,171)       (406,532)
 Class Y................     (3,525,812)           (28)    (382,244,628)    (2,301,558)        (43,520)
-------------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........    (32,502,338)   (11,151,674)    (694,766,287)   (24,424,581)   (158,182,220)
-------------------------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................    187,916,768     87,533,172    1,384,224,662    165,547,325     131,708,753
 Payment for shares
  redeemed..............   (124,904,294)  (219,737,375)  (1,860,052,897)  (203,481,596)   (206,283,347)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........     28,278,050     10,859,838      638,036,211     23,726,826     138,920,109
-------------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....     91,290,524   (121,344,365)     162,207,976    (14,207,445)     64,345,515
-------------------------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............    226,952,950    (74,655,579)    (312,945,939)   234,846,892     218,166,946
Net assets
 Beginning of period....    256,541,738    538,972,618    1,925,539,849    462,139,723     967,655,287
-------------------------------------------------------------------------------------------------------
 End of period..........  $ 483,494,688  $ 464,317,039  $ 1,612,593,910  $ 696,986,615  $1,185,822,233
-------------------------------------------------------------------------------------------------------
Undistributed net
 investment loss........  $     (18,939) $      (3,615) $      (140,416) $      (4,625) $      (45,009)
-------------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 2000

                                                        Small Company                       Tax
                                            Omega           Growth      Stock Selector   Strategic
                          Masters Fund       Fund            Fund            Fund       Equity Fund
----------------------------------------------------------------------------------------------------
Operations
 Net investment income
  (loss)................  $ (3,281,057) $  (17,374,500) $   (6,151,602) $    1,300,801  $  (222,780)
 Net realized gains or
  losses on securities;
  futures contracts and
  foreign currency
  related transactions..    49,166,192     130,394,397     466,895,429      95,315,251     (545,749)
 Net change in
  unrealized gains on
  securities and foreign
  currency related
  transactions..........    31,993,883     340,929,558      52,667,870     (39,270,021)   2,929,096
----------------------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............    77,879,018     453,949,455     513,411,697      57,346,031    2,160,567
----------------------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income..
 Class A................             0               0               0               0            0
 Class B................             0               0               0               0            0
 Class C................             0               0               0               0            0
 Class Y................             0               0               0        (281,763)           0
 Class IS...............             0               0               0               0            0
 Net realized gains
 Class A................             0     (14,155,787)              0      (5,418,693)           0
 Class B................             0     (16,797,293)              0        (667,652)           0
 Class C................             0      (1,310,986)              0         (72,030)           0
 Class Y................             0        (187,473)              0    (101,755,884)           0
 Class IS...............             0               0               0            (126)           0
----------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........             0     (32,451,539)              0    (108,196,148)           0
----------------------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................    66,969,165   1,500,835,686     341,779,432      91,238,942   14,170,730
 Payment for shares
  redeemed..............   (61,884,286)   (203,916,834)   (473,371,312)   (291,460,568)  (6,221,708)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........             0      29,898,047               0      89,713,224            0
 Net asset value of
  shares issued in
  acquisition...........             0               0               0     751,110,665            0
----------------------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  capital share
  transactions..........     5,084,879   1,326,816,899    (131,591,880)    640,602,263    7,949,022
----------------------------------------------------------------------------------------------------
  Total increase in net
   assets...............    82,963,897   1,748,314,815     381,819,817     589,752,146   10,109,589
Net assets
 Beginning of period....   259,010,890     775,831,970     822,481,837     500,311,710   17,553,180
----------------------------------------------------------------------------------------------------
 End of period..........  $341,974,787  $2,524,146,785  $1,204,301,654  $1,090,063,856  $27,662,769
----------------------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income
 (loss).................  $     (8,072) $      (23,882) $      (55,171) $      (11,890) $         0
----------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 1999

                                                                                       Large
                           Aggressive     Capital                                     Company
                          Growth Fund   Growth Fund   Evergreen Fund  Growth Fund   Growth Fund
-------------------------------------------------------------------------------------------------
Operations
 Net investment loss....  $ (2,572,063) $ (2,951,339) $   (1,256,075) $ (6,380,304) $ (3,745,527)
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..    47,119,802     6,966,212      34,102,255    21,528,448   144,232,060
 Net change in
  unrealized gains on
  securities and foreign
  currency related
  transactions..........    26,781,815    63,612,291     265,253,469    50,477,009   107,095,909
-------------------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............    71,329,554    67,627,164     298,099,649    65,625,153   247,582,442
-------------------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class A................             0             0        (344,730)            0             0
 Class B................             0             0               0             0             0
 Class C................             0             0               0             0             0
 Class Y................             0             0      (2,733,186)            0             0
 Net realized gains
 Class A................   (16,084,131)  (16,362,218)       (652,480)   (2,988,098)  (97,518,215)
 Class B................    (4,545,584)            0      (2,054,332)            0   (19,003,185)
 Class C................      (384,219)  (23,300,909)        (41,149)  (15,033,436)      (92,547)
 Class Y................    (3,420,978)         (125)     (3,449,493)   (1,016,636)            0
-------------------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........   (24,434,912)  (39,663,252)     (9,275,370)  (19,038,170) (116,613,947)
-------------------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................   160,664,688   289,520,215   3,509,054,746   543,766,956   148,502,035
 Payment for shares
  redeemed..............  (178,215,913) (159,195,434) (3,764,445,912) (632,970,382) (251,438,959)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........    22,235,576    38,814,981       8,257,762    18,495,507   102,857,319
 Net asset value of
  shares issued in
  acquisition...........             0             0      36,518,956             0             0
-------------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....     4,684,351   169,139,762    (210,614,448)  (70,707,919)      (79,605)
-------------------------------------------------------------------------------------------------
  Total increase
   (decrease) in net
   assets...............    51,578,993   197,103,674      78,209,831   (24,120,936)  130,888,890
Net assets
 Beginning of period....   204,962,745   341,868,944   1,847,330,018   486,260,659   836,766,397
-------------------------------------------------------------------------------------------------
 End of period..........  $256,541,738  $538,972,618  $1,925,539,849  $462,139,723  $967,655,287
-------------------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income
 (loss).................  $    (15,427)            0  $     (111,928)            0  $    (29,927)
-------------------------------------------------------------------------------------------------

                  See Combined Notes to Financial Statements.

                                   EVERGREEN
                             Domestic Growth Funds
                      Statements of Changes in Net Assets
                         Year Ended September 30, 1999

                                                         Small         Stock          Tax
                            Masters                     Company       Selector     Strategic
                            Fund (a)     Omega Fund   Growth Fund       Fund      Equity Fund
----------------------------------------------------------------------------------------------
Operations
 Net investment income
  (loss)................  $ (1,695,742) $ (4,934,184) $ (6,294,998) $    359,279  $   (68,111)
 Net realized gains or
  losses on securities
  and foreign currency
  related transactions..      (389,241)   32,232,168    73,715,469    55,919,458     (556,814)
 Net change in
  unrealized gains on
  securities and foreign
  currency related
  transactions..........     5,100,620    78,923,602   216,564,571    80,892,386    2,456,449
----------------------------------------------------------------------------------------------
 Net increase in net
  assets resulting from
  operations............     3,015,637   106,221,586   283,985,042   137,171,123    1,831,524
----------------------------------------------------------------------------------------------
Distributions to
 shareholders from
 Net investment income
 Class A................             0             0             0        (5,558)      (5,136)
 Class B................             0             0             0             0       (7,564)
 Class C................             0             0             0             0       (1,809)
 Class Y................             0             0             0      (490,627)      (6,166)
 Net realized gains.....
 Class A................             0   (18,881,795) (129,434,483)   (3,569,299)           0
 Class B................             0   (14,406,403)  (42,194,482)     (120,260)           0
 Class C................             0    (1,728,482)     (829,079)            0            0
 Class Y................             0      (112,388)     (222,576)  (90,604,377)           0
----------------------------------------------------------------------------------------------
 Total distributions to
  shareholders..........             0   (35,129,068) (172,680,620)  (94,790,121)     (20,675)
----------------------------------------------------------------------------------------------
Capital share
 transactions
 Proceeds from shares
  sold..................   308,336,791   547,549,257   427,997,897   209,754,401   18,078,274
 Payment for shares
  redeemed..............   (52,341,538) (159,851,713) (652,876,201) (287,629,154)  (5,993,681)
 Net asset value of
  shares issued in
  reinvestment of
  distributions.........             0    32,430,705   142,159,901    94,489,967       18,071
----------------------------------------------------------------------------------------------
 Net increase (decrease)
  in net assets
  resulting from capital
  share transactions....   255,995,253   420,128,249   (82,718,403)   16,615,214   12,102,664
----------------------------------------------------------------------------------------------
  Total increase in net
   assets...............   259,010,890   491,220,767    28,586,019    58,996,216   13,913,513
Net assets
 Beginning of period....             0   284,611,203   793,895,818   441,315,494    3,639,667
----------------------------------------------------------------------------------------------
 End of period..........  $259,010,890  $775,831,970  $822,481,837  $500,311,710  $17,553,180
----------------------------------------------------------------------------------------------
Undistributed
 (overdistributed) net
 investment income
 (loss).................  $     (5,236) $     (8,206) $    (41,195) $     94,561            0
----------------------------------------------------------------------------------------------

(a) For the period from December 31, 1998 (commencement of operations) to Sep-tember 30, 1999.

                  See Combined Notes to Financial Statements.

                     Combined Notes to Financial Statements

1. ORGANIZATION

The Evergreen Domestic Growth Funds consist of Evergreen Aggressive Growth Fund ("Aggressive Growth Fund"), Evergreen Capital Growth Fund ("Capital Growth Fund") (formerly, Mentor Capital Growth Portfolio), Evergreen Fund ("Evergreen Fund"), Evergreen Growth Fund ("Growth Fund") (formerly, Mentor Growth Portfo-
lio), Evergreen Large Company Growth Fund ("Large Company Growth Fund") (for-merly, Evergreen Strategic Growth Fund), Evergreen Masters Fund ("Masters Fund"), Evergreen Omega Fund ("Omega Fund"), Evergreen Small Company Growth Fund ("Small Company Growth Fund"), Evergreen Stock Selector Fund ("Stock Se-lector Fund") and Evergreen Tax Strategic Equity Fund ("Tax Strategic Equity Fund"), (collectively, the "Funds"). Each Fund is a diversified series of Ever-green Equity Trust (the "Trust"), a Delaware business trust organized on Sep-tember 18, 1997. The Trust is an open-end management investment company regis-tered under the Investment Company Act of 1940, as amended (the "1940 Act"). Prior to October 18, 1999, the Capital Growth Fund and Growth Fund, were series of Mentor Funds, a Massachusetts business trust.

The Funds offer Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge, but pay a higher ongoing distribution fee than Class A. Class B and Class C shares are sold subject to a contingent de-ferred sales charge that is payable upon redemption and decreases depending on how long the shares have been held. Class Y shares are sold at net asset value and are not subject to contingent deferred sales charges or distribution fees.

The Stock Selector Fund also offers Institutional Service shares ("Class IS"). This class of shares is sold without a front-end sales charge or contingent de-ferred sales charge. These shares pay an ongoing service fee.

Effective October 18, 1999 and October 25, 1999, upon conversion of the respec-tive Mentor Funds into series of Evergreen Delaware business trusts, the Class A, Class B and Class Y shareholders of the former Mentor Growth Portfolio and former Mentor Capital Growth Portfolio became shareholders of that number of full and fractional shares of Class A, Class C and Class Y, respectively, of Growth Fund and Capital Growth Fund, respectively. In addition, the Growth Fund and Capital Growth Fund added a new class of shares designated as Class B. Prior to the conversion, Class A shares of Capital Growth Fund and Growth Fund were sold with a maximum sales charge of 5.75%.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently fol-lowed by the Funds in the preparation of their financial statements. The poli-cies are in conformity with generally accepted accounting principles, which re-quire management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

A. Valuation of Securities
Securities traded on a national securities exchange or included on the Nasdaq National Market System ("NMS") and other securities traded in the over-the-counter market are valued at the last reported sales price on the exchange where the security is primarily traded. Securities traded on an exchange or NMS and other securities traded in the over-the-counter market for which there has been no sale are valued at the mean between the last reported bid and asked price. Securities for which market quotations are not readily available (in-cluding restricted securities) are valued at fair value as determined in good faith according to procedures approved by the Board of Trustees. Mutual fund shares held in a Fund are valued at the net asset value of each mutual fund.

Short-term investments with remaining maturities of 60 days or less are carried at amortized cost, which approximates market value.

B. Repurchase Agreements
Securities pledged as collateral for repurchase agreements are held in a segre-gated account by the custodian on the Fund's behalf. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the Fund and the counterparty. Each Fund monitors the adequacy of the collateral daily and will require the seller to provide addi-tional collateral in the event the market value of the securities pledged falls below the carrying value of the repurchase agreement, including accrued inter-est. Each Fund will only enter into repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be creditworthy pursuant to guidelines established by the Board of Trustees.

Pursuant to an exemptive order issued by the Securities and Exchange Commis-sion, the Funds may transfer uninvested cash balances into a joint trading ac-count. These balances are invested in one or more repurchase agreements that are fully collateralized by U.S. Treasury and/or federal agency obligations.

C. Foreign Currency
The books and records of the Funds are maintained in United States (U.S.) dol-lars. Foreign currency amounts are translated into U.S. dollars as follows: market value of investments, other assets and liabilities at the daily rate of exchange; purchases and sales of investments and income and expenses at the rate of exchange prevailing on the respective dates of such transactions. Net unrealized foreign exchange gains or losses resulting from changes in foreign currency exchange rates is a component of net unrealized gains or losses on se-curities and foreign currency related transactions. Net realized foreign cur-rency gain or loss on foreign currency related transactions includes foreign currency gains and losses between trade date and settlement date on investment securities transactions, gains and losses from foreign currency related trans-actions and the difference between the amounts of interest and dividends re-corded on the books of the Fund and the amount actually received. The portion of foreign currency gains or losses related to fluctuations in exchange rates between the initial purchase trade date and subsequent sale trade date is in-cluded in realized gain or loss on securities.

D. Futures Contracts
In order to gain exposure to or protect against changes in security values, the Funds may buy and sell futures contracts. The initial margin deposited with a broker when entering into a futures transaction is subsequently adjusted by daily payments or receipts ("variation margin") as the value of the contract changes. Such changes are recorded as unrealized gains or losses. Realized gains or losses are recognized on closing the contract.

Risks of entering into futures contracts include (i) the possibility of an il-liquid market for the contract, (ii) the possibility that a change in the value of the contract may not correlate with changes in the value of the underlying instrument or index, and (iii) the credit risk that the other party will not fulfill their obligations under the contract. Futures contracts also involve elements of market risk in excess of the amount reflected in each Fund's State-ment of Assets and Liabilities.

E. Forward Foreign Currency Exchange Contracts
The Funds may enter into forward foreign currency exchange contracts ("forward contracts") to settle portfolio purchases and sales of securities denominated in a foreign currency and to hedge certain assets or liabilities denominated in a foreign currency. Forward contracts are recorded at the forward rate and marked-to-market daily. Realized gains and losses arising from such transac-tions are included in net realized gain or loss on foreign currency related transactions. The Fund bears the risk of an unfavorable change in the foreign currency exchange rate underlying the forward contract and is subject to the credit risk that the other party will not fulfill their obligations under the contract. Forward contracts involve elements of market risk in excess of the amount reflected in each Fund's Statement of Assets and Liabilities.

F. Securities Lending
In order to generate income and to offset expenses, the Funds may lend portfo-lio securities to brokers, dealers and other qualified financial organizations. Loans of securities will be collateralized by cash, letters of credit or U.S. Government securities that are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities, including ac-crued interest. The Fund monitors the adequacy of the collateral daily and will require the borrower provide additional collateral as necessary. While such se-curities are on loan, the borrower will pay a Fund any income accruing thereon, and the Fund may invest any cash collateral received in portfolio securities, thereby increasing its re-turn. A Fund will have the right to call any such loan and obtain the securi-ties loaned at any time on five days' notice. The Fund bears the risk that the borrower may not provide additional collateral when required or return the se-curities when due.

G. Security Transactions and Investment Income
Securities transactions are accounted for no later than one business day after the trade date. Realized gains and losses are computed on the identified cost basis. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date there-after when the Fund is made aware of the dividend. Foreign income and capital gains realized on some foreign securities may be subject to foreign taxes, which are accrued as applicable.

H. Federal Taxes
The Funds intend to comply with the provisions of the Internal Revenue Code ap-plicable to regulated investment companies and to distribute all of their net investment company taxable income and net capital gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is re-quired.

I. Distributions
Distributions from net investment income for the Funds are declared and paid annually. Distributions from net realized capital gains, if any, are paid at least annually. To the extent that realized capital gains can be offset by cap-ital loss carryforwards, it is each Fund's policy not to distribute such gains. Distributions to shareholders are recorded at the close of business on the ex-dividend date.

Income and capital gains distributions to shareholders are determined in accor-dance with income tax regulations, which may differ from generally accepted ac-counting principles. Reclassifications have been made to the Funds' components of net assets to reflect income and gains available for distribution (or avail-able capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to equal-ization.

J. Class Allocations
Income, expenses (other than class specific expenses) and realized and unrealized gains and losses are prorated among the classes based on the rela-tive net assets of each class. Currently, class specific expenses are limited to expenses incurred under the Distribution Plans for each class.

K. Organization Expenses
Organization expenses for Aggressive Growth Fund are amortized to operations over a five-year period on a straight-line basis. In the event any of the ini-tial shares of the Fund are redeemed by any holder during the five-year amorti-zation period, redemption proceeds will be reduced by any unamortized organiza-tion expenses in the same proportion as the number of initial shares being re-deemed bears to the number of initial shares outstanding at the time of the re-demption.

3. INVESTMENT ADVISORY AGREEMENTS AND OTHER AFFILIATED TRANSACTIONS

First Union National Bank ("FUNB"), a subsidiary of First Union Corporation, ("First Union") is the investment advisor to the Aggressive Growth Fund and Masters Fund and is paid a management fee that is computed and paid daily at an annual rate of 0.52% and 0.87%, respectively, of each Fund's average daily net assets. Prior to January 3, 2000, the management fee was computed at an annual rate of 0.60% and 0.95%, respectively, of the respective Fund's average daily net assets.

Evergreen Investment Management Company ("EIMC"), an indirect wholly owned sub-sidiary of FUNB is the investment advisor for Large Company Growth Fund, Omega Fund and Small Company Growth Fund. In return for providing investment manage-ment services, the Funds pay EIMC a management fee that is computed and paid daily. For Large Company Growth Fund and Small Company Growth Fund, the manage-ment fee is computed by applying percentage rates, starting at 0.61% and de-clining to 0.26% per annum as net assets increase, to the average daily net as-sets of the Fund. For Omega Fund, the management fee is com-puted by applying percentage rates, starting at 0.66% and declining to 0.41% per annum as net assets increase, to the average daily net assets of the Fund. Prior to January 3, 2000, the management fee for Large Company Growth Fund and Small Company Growth Fund was computed by applying percentage rates which started at 0.70% and declined to 0.35% per annum as net assets increased, to the average daily net assets of each Fund. For Omega Fund, the management was computed daily by applying percentage rates, which started at 0.75% and de-clined to 0.50% per annum as net assets increased, to the average daily net as-sets of the Fund.

Evergreen Asset Management Corp. ("EAMC"), an indirect wholly owned subsidiary of FUNB, along with MFS Institutional Advisors, Inc., OppenheimerFunds, Inc. and Putnam Investment Management, Inc. are investment managers to the Masters Fund. Subject to the supervision of EIM, each manager manages a segment of the Masters Fund's portfolio in accordance with the Fund's investment objective and policies. The Masters Fund pays no direct fees to the investment managers for their services.

EAMC also serves as the investment advisor to the Evergreen Fund and Tax Stra-tegic Equity Fund. For the Evergreen Fund the advisory fee is paid to EAMC based on the Fund average daily net assets that is computed daily and paid monthly in accordance with the following schedule:

         First $750 million......................................... 0.90%
         Next $250 million.......................................... 0.80%
         Over $1 billion............................................ 0.70%

Prior to January 3, 2000, the management fee for the Evergreen Fund was com-puted daily based on the Fund's average daily net assets, in accordance with the following schedule:

         First $750 million......................................... 1.00%
         Next $250 million.......................................... 0.90%
         Over $1 billion............................................ 0.80%

For the Tax Strategic Equity Fund, EAMC is paid a management fee that is com-puted and paid daily at an annual rate of 0.87% of the Fund's average daily net assets. Prior to January 3, 2000, the management fee was computed at an annual rate of 0.95% of the Fund's average daily net assets.

During the year ended September 30, 2000, the amount of investment advisory fees waived by the advisors of the Stock Selector Fund and Tax Strategic Equity Fund were $371,302 and $2,218, respectively. The impact on the expense ratio represented as a percentage of the Funds' average net assets were 0.17% and 0.01%, respectively.

Lieber & Company, an affiliate of First Union, is the investment sub-advisor to Evergreen Fund, Masters Fund and Tax Strategic Equity Fund and also provides brokerage services with respect to security transactions of the Fund effected on the New York or American Stock Exchanges. For the year ended September 30, 2000, Evergreen Fund, Masters Fund and Tax Strategic Equity Fund incurred bro-kerage commissions of $71,136 and $8,680, respectively, with Lieber & Company. Lieber & Company is reimbursed by EAMC for providing investment sub-advisory services at no additional expense to the Fund.

Mentor Investment Advisors, LLC ("Mentor Advisors"), a subsidiary of First Union, is the investment advisor to the Capital Growth Fund and Growth Fund and is paid a management fee that is computed and paid daily at an annual rate of 0.80% and 0.70%, respectively, of each Fund's average daily net assets.

Meridian Investment Company ("MIC"), an indirect, wholly owned subsidiary of First Union, is the investment advisor to Stock Selector Fund and is paid an advisory fee that is computed and paid daily at an annual rate of 0.66% of the Fund's average daily net assets. Prior to January 3, 2000, the management fee was computed at an annual rate of 0.74% of the Fund's average daily net assets.

Evergreen Investment Services ("EIS"), an indirect, wholly owned subsidiary of FUNB, is the administrator to the Funds. As administrator, EIS provides the Funds with facilities, equipment and personnel. Prior to May 1, 2000, The BISYS Group, Inc. ("BISYS") served as the sub-administrator to the Funds and provided the officers of the Funds. Officers of the Funds and affiliated Trustees re-ceive no compensation directly from the Funds.

For its services, the Funds, except the Capital Growth Fund and Growth Fund, pay the administrator a fee at the annual rate of 0.10% of each Fund's average daily net assets. The Capital Growth Fund and Growth Fund pay the administrator a fee at the annual rate of 0.15% of each Fund's average daily net assets. For the Aggressive Growth Fund, Masters Fund and Stock Selector Fund, the sub-ad-ministrator was paid by the administrator out of its fees until the sub-admin-istration agreement with BISYS was terminated on April 30, 2000.

Prior to January 3, 2000, the administrator and sub-administrator for the Ag-gressive Growth Fund, Masters Fund and Stock Selector Fund were entitled to an annual fee based on the combined average daily net assets of all the funds ad-ministered by EIS for which First Union or its investment advisory subsidiaries were also the investment advisors. The administration fee was calculated by ap-plying percentage rates, which started at 0.05% and declined to 0.01% per annum as net assets increased, to the average daily net assets of each Fund. The sub-administration fee was calculated by applying percentage rates, which started at 0.01% and declined to 0.004% per annum as net assets increased, to the aver-age daily net assets of each Fund.

Prior to January 3, 2000, the administration fee for the Evergreen Fund and Tax Strategic Equity Fund was paid by the investment advisor and was not a fund ex-pense. The sub-administration fee for the Funds was also paid by the investment advisor until the sub-administration agreement with BISYS was terminated on April 30, 2000.

Prior to January 3, 2000, the administration fee for the Large Company Growth Fund, Omega Fund and Small Company Growth Fund was paid by the investment advi-sor and was not a fund expense. However, the Funds reimbursed EIMC for provid-ing certain administration and accounting expenses. The sub-administration fee for the Funds was paid by the investment advisor until the sub-administration agreement with BISYS was terminated on April 30, 2000.

During the year ended September 30, 2000, the Funds paid or accrued to EIS the following amounts for administrative and sub-administrative services:

                                        Administration Sub-Administration
                                             Fee              Fee
                                        ---------------------------------
         Aggressive Growth Fund........   $  327,180         $7,379
         Capital Growth Fund...........      710,465              0
         Growth Fund...................      897,662              0
         Evergreen Fund................    1,395,821              0
         Large Company Growth Fund.....    1,360,194              0
         Masters Fund..................      247,208          6,368
         Omega Fund....................    1,446,746              0
         Small Company Growth Fund.....      352,739              0
         Stock Selector Fund...........      499,952              0
         Tax Strategic Equity Fund.....       20,749            497

Evergreen Service Company ("ESC"), an indirect, wholly owned subsidiary of FUNB, is the transfer and dividend disbursing agent for the Funds.

4. DISTRIBUTION PLANS

Evergreen Distributor, Inc. ("EDI"), a wholly owned subsidiary of BISYS, serves as principal underwriter to the Funds.

Each Fund has adopted Distribution Plans, as allowed by Rule 12b-1 of the 1940 Act, for each class of shares, except Class Y. Distribution plans permit a Fund to compensate its principal underwriter for costs related to selling shares of the Fund and for various other services. These costs, which consist primarily of commissions and service fees to broker-dealers who sell shares of the Fund, are paid by the Fund through "Distribution Plan expenses". Under the Distribu-tion Plans, each class incurs distribution fees at the following annual rates:

                                                             Average Daily
                                                              Net Assets
                                                             -------------
         Class A ...........................................     0.25%
         Class B ...........................................     1.00
         Class C ...........................................     1.00
         Class IS ..........................................     0.25

Of the above amounts, each share class may pay under its Distribution Plan a maximum service fee of 0.25% of the average daily net assets of the class to pay for shareholder service fees. Distribution Plan expenses are calculated and paid daily.

During the year ended September 30, 2000, amounts paid or accrued to EDI pursu-ant to each Fund's Class A, Class B, Class C and Class IS Distribution Plans were as follows:

                                Class A    Class B    Class C   Class IS
                               -----------------------------------------
         Aggressive Growth
          Fund ..............  $  610,801 $  972,916 $   97,571     --
         Capital Growth
          Fund ..............     564,470     54,039  2,179,067     --
         Evergreen Fund .....     471,436  6,379,376    135,354     --
         Growth Fund ........     251,932     20,069  3,897,215     --
         Large Company Growth
          Fund ..............   2,736,406    945,001     44,672     --
         Masters Fund .......     467,295  1,099,338     74,526     --
         Omega Fund .........   1,619,007  8,688,030  1,274,189     --
         Small Company Growth
          Fund ..............   2,642,698    952,317     68,203     --
         Stock Selector
          Fund ..............      57,268     28,206      3,301   $709
         Tax Strategic Equity
          Fund ..............      19,526    119,517     40,314     --

With respect to Class B and Class C shares, the principal underwriter may pay distribution fees greater than the allowable annual amounts each Fund is per-mitted to pay under the Distribution Plans.

Each of the Distribution Plans may be terminated at any time by vote of the In-dependent Trustees or by vote of a majority of the outstanding voting shares of the respective class.

Prior to October 18, 1999, Mentor Distributors, LLC ("Mentor Distributors") served as principal underwriter to the former Mentor Capital Growth Portfolio and former Mentor Growth Portfolio. The former Mentor Capital Growth Portfolio and former Mentor Growth Portfolio had adopted a Distribution Plan under Rule 12b-1 of the 1940 Act for their Class B shares. To compensate Mentor Distribu-tors for the services it provided and for the expenses it incurred, Class B shares of the former Mentor Capital Growth Portfolio and former Mentor Growth Portfolio paid a distribution fee of 0.75%, which was accrued daily and paid monthly.

Prior to October 18, 1999, the former Mentor Portfolios had also adopted a Shareholder Servicing Plan (the "Service Plan") with Mentor Distributors with respect to Class A and Class B shares. Under the Service Plan, financial insti-tutions entered into shareholder service agreements with the former Mentor Cap-ital Growth Portfolio and former Mentor Growth Portfolio to provide administra-tive support services to their customers who from time to time might have been owners of record or beneficial owners of Class A or Class B shares of one or more Portfolios. In return for providing these support services, a financial institution might have received payments from one or more Portfolios at an an-nual rate of 0.25% of the average daily net assets of the Class A or Class B shares of the Portfolio beneficially owned by the financial institution's cus-tomers for whom it was a holder of record or with whom it had a servicing rela-tionship.

For the year ended September 30, 2000, amounts paid or accrued to Mentor Dis-tributors pursuant to former Mentor Capital Growth Portfolio and former Mentor Growth Portfolio Class A and Class B Distribution and Shareholder Servicing Plans were as follows:

                             Shareholder   Shareholder
                            Servicing Fee Servicing Fee Distribution Fee
                               Class A       Class C        Class C
                            --------------------------------------------
         Capital Growth
          Fund.............    $31,997       $29,336        $ 88,006
         Growth Fund.......     10,976        40,702         122,106

5. ACQUISITIONS

Effective the close of business on July 30, 1999, Evergreen Fund acquired sub-stantially all of the net assets and assumed certain liabilities of Evergreen Micro Cap Fund, an open-end management investment company registered under the 1940 Act in an exchange for Class A, Class B, Class C and Class Y shares of Ev-ergreen Fund. This acquisition was accomplished by a tax-free exchange for 1,418,500 shares of the Fund. The value of acquired net assets were $36,518,956 with unrealized appreciation of $9,170,886. The aggregate net assets of the Ev-ergreen Fund immediately after the acquisition were $2,079,861,427.

Effective the close of business on July 20, 2000, the Stock Selector Fund ac-quired substantially all of the net assets and assumed certain liabilities of Evergreen Select Large Cap Blend Fund, an open-end management investment com-pany registered under the 1940 Act in an exchange for Class Y and Class IS shares of Stock Selector Fund. This acquisition was accomplished by a tax-free exchange for 15,903,371 shares of the Fund. The value of acquired net assets were $283,970,108 with unrealized appreciation of $83,356,329.

Effective the close of business on July 20, 2000, the Stock Selector Fund also acquired substantially all of the net assets and assumed certain liabilities of Evergreen Diversified Value Fund, an open-end management investment company registered under the 1940 Act in an exchange of Class Y and Class IS shares of Stock Selector Fund. This acquisition was accomplished by a tax-free exchange for 26,161,874 shares of the Fund. The value of acquired net assets were $467,140,556 with unrealized appreciation of $75,828,005.

The aggregate net assets of the Stock Selector Fund immediately after these ac-quisitions were $1,175,731,925.

6. CAPITAL SHARE TRANSACTIONS

The Funds have an unlimited number of shares of beneficial interest with $0.001 par value authorized. Shares of beneficial interest of the Funds are currently divided into Class A, Class B, Class C, Class Y and/or Class IS. Transactions in shares of the Funds were as follows:

Aggressive Growth Fund

                                 Year Ended                 Year Ended
                             September 30, 2000         September 30, 1999
                           ------------------------  -------------------------
                             Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold..............   3,100,377  $103,839,814   4,091,486  $ 100,313,056
Automatic conversion of
 Class B shares to Class
 A shares................     113,893     3,554,102      11,191        258,550
Shares redeemed..........  (2,797,954)  (92,858,602) (4,837,721)  (117,577,148)
Shares issued in
 reinvestment of
 distributions...........     619,549    17,223,446     690,702     14,484,012
-------------------------------------------------------------------------------
Net increase (decrease)..   1,035,865    31,758,760     (44,342)    (2,521,530)
-------------------------------------------------------------------------------
Class B
Shares sold..............   1,750,669    58,292,258   1,041,861     25,104,998
Shares redeemed..........    (471,778)  (15,033,715)   (737,558)   (17,491,988)
Automatic conversion of
 Class B shares to Class
 A shares................    (118,379)   (3,554,102)    (10,834)      (258,550)
Shares issued in
 reinvestment of
 distributions...........     262,406     7,024,615     214,557      4,381,250
-------------------------------------------------------------------------------
Net increase.............   1,422,918    46,729,056     508,026     11,735,710
-------------------------------------------------------------------------------
Class C
Shares sold..............     265,688     8,888,157     559,471     12,662,073
Shares redeemed..........     (42,454)   (1,378,845)   (514,120)   (11,614,643)
Shares issued in
 reinvestment of
 distributions...........      21,277       568,101      18,309        373,139
-------------------------------------------------------------------------------
Net increase.............     244,511     8,077,413      63,660      1,420,569
-------------------------------------------------------------------------------
Class Y
Shares sold..............     492,490    16,896,539     927,592     22,584,561
Shares redeemed..........    (466,854)  (15,633,132) (1,287,577)   (31,532,134)
Shares issued in
 reinvestment of
 distributions...........     122,588     3,461,888     141,310      2,997,175
-------------------------------------------------------------------------------
Net increase (decrease)..     148,224     4,725,295    (218,675)    (5,950,398)
-------------------------------------------------------------------------------
Net increase.............              $ 91,290,524              $   4,684,351

--------------------------------------------------------------------------------

Capital Growth Fund

                                 Year Ended                 Year Ended
                             September 30, 2000         September 30, 1999
                          -------------------------  -------------------------
                            Shares       Amount        Shares       Amount
-------------------------------------------------------------------------------
Class A (a)
Shares sold.............   1,571,779  $  39,800,998   8,969,729  $ 218,527,291
Automatic conversion of
 Class B shares to Class
 A shares...............         104          2,772           0              0
Shares redeemed.........  (5,349,523)  (132,663,877) (4,384,818) $(107,572,611)
Shares issued in
 reinvestment of
 distributions..........     216,678      5,463,357     741,724     16,054,923
-------------------------------------------------------------------------------
Net increase
 (decrease).............  (3,560,962)   (87,396,750)  5,326,635  $ 127,009,603
-------------------------------------------------------------------------------
Class B (b)
Shares sold.............     752,540     19,686,961
Shares redeemed.........     (73,694)    (1,901,301)
Automatic conversion of
 Class B shares to Class
 A shares...............        (104)        (2,772)
Shares issued in
 reinvestment of
 distributions..........         734         18,478
-------------------------------------------------------------------------------
Net increase............     679,476     17,801,366
-------------------------------------------------------------------------------
Class C (a)
Shares sold.............   1,170,496     28,010,821   3,100,435     70,992,924
Shares redeemed.........  (3,664,349)   (85,172,197) (2,242,187)   (51,662,823)
Shares issued in
 reinvestment of
 distributions..........     226,919      5,377,984   1,106,815     22,759,993
-------------------------------------------------------------------------------
Net increase
 (decrease).............  (2,266,934)   (51,783,392)  1,965,063     42,090,094
-------------------------------------------------------------------------------
Class Y (a)
Shares sold.............       1,304         34,392           0              0
Shares redeemed.........           0              0           0              0
Shares issued in
 reinvestment of
 distributions..........           1             19           5            125
-------------------------------------------------------------------------------
Net increase............       1,305         34,411           5            125
-------------------------------------------------------------------------------
Net increase
 (decrease).............              $(121,344,365)             $ 169,099,822

--------------------------------------------------------------------------------
(a) Effective October 18, 1999, shareholders of Mentor Capital Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y, respectively, of Ev-ergreen Capital Growth Fund. In addition, Class B shares of Mentor Capital Growth Portfolio were redesignated as Class C shares of Evergreen Capital Growth Fund.
(b) For the period from October 25, 1999 (commencement of class operations) to September 30, 2000

Evergreen Fund

                                 Year Ended                   Year Ended
                             September 30, 2000           September 30, 1999
                          --------------------------  ----------------------------
                            Shares        Amount        Shares         Amount
-----------------------------------------------------------------------------------
Class A
Shares sold.............   24,685,942  $ 634,241,694   55,677,019  $ 1,355,992,224
Automatic conversion of
 Class B shares to Class
 A shares...............      608,123     16,316,036       21,872          535,683
Shares redeemed.........  (26,978,305)  (688,893,058) (57,057,535)  (1,393,753,532)
Shares issued in
 reinvestment of
 distributions..........    3,807,746     66,767,967       41,108          967,124
Shares issued in
 acquisition of
 Evergreen Micro Cap
 Fund...................            0              0      110,596        2,832,746
-----------------------------------------------------------------------------------
Net increase
 (decrease).............    2,123,506     28,432,639   (1,206,940)     (33,425,755)
-----------------------------------------------------------------------------------
Class B
Shares sold.............    1,818,268     44,260,276    6,058,040      143,376,051
Shares redeemed.........   (8,122,817)  (184,411,434)  (9,071,055)    (217,443,162)
Automatic conversion of
 Class B shares to Class
 A shares...............     (621,702)   (16,316,036)     (22,179)        (535,683)
Shares issued in
 reinvestment of
 distributions..........   13,911,636    235,437,115       87,586        2,024,982
Shares issued in
 acquisition of
 Evergreen Micro Cap
 Fund...................            0              0      133,296        3,355,417
-----------------------------------------------------------------------------------
Net increase
 (decrease).............    6,985,385     78,969,921   (2,814,312)     (69,222,395)
-----------------------------------------------------------------------------------
Class C
Shares sold.............      126,214      3,054,279      157,835        3,791,613
Shares redeemed.........     (319,659)    (7,171,277)    (232,531)      (5,540,497)
Shares issued in
 reinvestment of
 distributions..........      286,087      4,833,455        1,671           38,547
Shares issued in
 acquisition of
 Evergreen Micro Cap
 Fund...................            0              0       48,087        1,208,311
-----------------------------------------------------------------------------------
Net increase
 (decrease).............       92,642        716,457      (24,938)        (502,026)
-----------------------------------------------------------------------------------
Class Y
Shares sold.............   27,347,010    702,668,413   81,931,751    2,005,894,858
Shares redeemed.........  (38,578,277)  (979,577,128) (87,321,515)  (2,147,708,721)
Shares issued in
 reinvestment of
 distributions..........   18,454,462    330,997,674      220,439        5,227,109
Shares issued in
 acquisition of
 Evergreen Micro Cap
 Fund...................            0              0    1,126,521       29,122,482
-----------------------------------------------------------------------------------
Net increase
 (decrease).............    7,223,195     54,088,959   (4,042,804)    (107,464,272)
-----------------------------------------------------------------------------------
Net increase
 (decrease).............               $ 162,207,976               $  (210,614,448)
-----------------------------------------------------------------------------------

Growth Fund

                                Year Ended                 Year Ended
                            September 30, 2000         September 30, 1999
                          ------------------------  --------------------------
                            Shares       Amount       Shares        Amount
-------------------------------------------------------------------------------
Class A (a)
Shares sold.............   3,213,966  $ 59,192,420   31,738,871  $ 498,194,431
Automatic conversion of
 Class B shares to Class
 A shares...............          35           708            0              0
Shares redeemed.........  (4,692,164)  (87,305,778) (31,503,018)  (497,861,464)
Shares issued in
 reinvestment of
 distributions..........     258,789     4,417,530      209,823      2,939,628
-------------------------------------------------------------------------------
Net increase
 (decrease).............  (1,219,374)  (23,695,120)     445,676      3,272,595
-------------------------------------------------------------------------------
Class B (b)
Shares sold.............     269,830     6,068,033
Automatic conversion of
 Class B shares to Class
 A shares...............         (36)         (708)
Shares redeemed.........     (13,222)     (302,751)
Shares issued in
 reinvestment of
 distributions..........         235         3,857
-------------------------------------------------------------------------------
Net increase............     256,807     5,768,431
-------------------------------------------------------------------------------
Class C (a)
Shares sold.............     745,305    15,988,064    2,136,351     27,314,195
Shares redeemed.........  (5,148,069)  (99,273,581)  (8,496,928)  (122,872,448)
Shares issued in
 reinvestment of
 distributions..........   1,038,089    17,003,896    1,070,622     14,539,245
-------------------------------------------------------------------------------
Net decrease............  (3,364,675)  (66,281,621)  (5,289,955)   (81,019,008)
-------------------------------------------------------------------------------
Class Y (a)
Shares sold.............   3,803,240    84,298,808    1,189,938     18,258,330
Shares redeemed.........    (737,387)  (16,599,486)    (788,128)   (12,236,470)
Shares issued in
 reinvestment of
 distributions..........     134,201     2,301,543       72,358      1,016,634
-------------------------------------------------------------------------------
Net increase............   3,200,054    70,000,865      474,168      7,038,494
-------------------------------------------------------------------------------
Net decrease............              $(14,207,445)              $ (70,707,919)
-------------------------------------------------------------------------------

(a) Effective October 18, 1999, shareholders of Mentor Growth Portfolio Class A, Class B and Class Y shares became owners of that number of full and fractional shares of Class A, Class C and Class Y, respectively, of Ever-green Growth Fund. In addition, Class B shares of Mentor Growth Portfolio were redesignated as Class C shares of Evergreen Growth Fund.
(b) For the period from October 18, 1999 (commencement of class operations) to September 30, 2000.

Large Company Growth

                                 Year Ended                  Year Ended
                             September 30, 2000          September 30, 1999
                          --------------------------  --------------------------
                            Shares        Amount        Shares        Amount
---------------------------------------------------------------------------------
Class A
Shares sold.............    7,306,072  $  94,013,807    8,719,042  $  92,955,895
Automatic conversion of
 Class B shares to Class
 A shares...............    4,198,873     51,860,653    6,128,578     63,408,824
Shares redeemed.........  (14,420,685)  (180,416,693) (18,728,821)  (200,386,524)
Shares issued in
 reinvestment of
 distributions..........   11,055,062    123,042,836    8,976,424     85,277,296
---------------------------------------------------------------------------------
Net increase............    8,139,322     88,500,603    5,095,223     41,255,491
---------------------------------------------------------------------------------
Class B
Shares sold.............    2,365,679     29,460,430    4,914,300     51,035,070
Automatic conversion of
 Class B shares to Class
 A shares...............   (4,275,735)   (51,860,653)  (6,179,154)   (63,408,824)
Shares redeemed.........   (1,981,248)   (23,920,759)  (4,614,211)   (48,490,126)
Shares issued in
 reinvestment of
 distributions..........    1,411,557     15,442,432    1,854,514     17,488,143
---------------------------------------------------------------------------------
Net decrease............   (2,479,747)   (30,878,550)  (4,024,551)   (43,375,737)
---------------------------------------------------------------------------------
Class C
Shares sold.............      411,888      5,170,912      410,152      4,274,159
Shares redeemed.........      (91,760)    (1,121,371)    (241,893)    (2,562,309)
Shares issued in
 reinvestment of
 distributions..........       35,737        391,321        9,743         91,880
---------------------------------------------------------------------------------
Net increase............      355,865      4,440,862      178,002      1,803,730
---------------------------------------------------------------------------------
Class Y(a)
Shares sold.............      246,735      3,063,604       21,799        236,911
Shares redeemed.........      (64,472)      (824,524)           0              0
Shares issued in
 reinvestment of
 distributions..........        3,956         43,520            0              0
---------------------------------------------------------------------------------
Net increase............      186,219      2,282,600       21,799        236,911
---------------------------------------------------------------------------------
Net increase
 (decrease).............               $  64,345,515               $     (79,605)
---------------------------------------------------------------------------------

(a) For the period from June 30, 1999 (commencement of class operations) to September 30, 1999.

Masters Fund

                                  Year Ended               Period Ended
                              September 30, 2000      September 30, 1999 (a)
                            ------------------------  ------------------------
                              Shares       Amount       Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold...............   1,489,659  $ 18,736,347  20,318,705  $202,859,751
Automatic conversion of
 Class B shares to Class A
 shares...................      59,895       749,247           0             0
Shares redeemed...........  (3,688,658)  (44,262,539) (3,625,448)  (36,604,532)
-------------------------------------------------------------------------------
Net increase (decrease)...  (2,139,104)  (24,776,945) 16,693,257   166,255,219
-------------------------------------------------------------------------------
Class B
Shares sold...............   3,190,144    39,847,013   9,086,441    89,703,567
Automatic conversion of
 Class B shares to Class A
 shares...................     (60,265)     (749,247)          0             0
Shares redeemed...........  (1,188,498)  (14,385,372)   (800,242)   (8,069,355)
-------------------------------------------------------------------------------
Net increase..............   1,941,381    24,712,394   8,286,199    81,634,212
-------------------------------------------------------------------------------
Class C
Shares sold...............     549,220     6,872,754     587,143     5,789,821
Shares redeemed...........    (160,320)   (1,845,368)   (103,274)   (1,036,155)
-------------------------------------------------------------------------------
Net increase..............     388,900     5,027,386     483,869     4,753,666
-------------------------------------------------------------------------------
Class Y
Shares sold...............     121,732     1,513,051     991,129     9,983,652
Shares redeemed...........    (116,895)   (1,391,007)   (658,523)   (6,631,496)
-------------------------------------------------------------------------------
Net increase..............       4,837       122,044     332,606     3,352,156
-------------------------------------------------------------------------------
Net increase..............              $  5,084,879              $255,995,253
-------------------------------------------------------------------------------

(a) For the period from December 31, 1998 (commencement of operations) to Sep-tember 30, 1999.

Omega Fund

                                 Year Ended                 Year Ended
                             September 30, 2000         September 30, 1999
                          --------------------------  ------------------------
                            Shares        Amount        Shares       Amount
-------------------------------------------------------------------------------
Class A
Shares sold.............  10,534,090  $  386,870,560   9,289,908  $249,132,222
Automatic conversion of
 Class B shares to Class
 A shares...............     245,610       8,341,595      50,716     1,231,524
Shares redeemed.........  (2,803,637)   (101,189,916) (3,536,387)  (88,747,695)
Shares issued in
 reinvestment of
 distributions..........     421,997      13,010,048     776,324    17,048,085
-------------------------------------------------------------------------------
Net increase............   8,398,060     307,032,287   6,580,561   178,664,136
-------------------------------------------------------------------------------
Class B
Shares sold.............  24,966,750     845,635,009  10,585,079   260,352,911
Automatic conversion of
 Class B shares to Class
 A shares...............    (264,762)     (8,341,595)    (54,149)   (1,231,524)
Shares redeemed.........  (2,595,415)    (87,218,625) (1,881,925)  (44,716,715)
Shares issued in
 reinvestment of
 distributions..........     547,714      15,675,575     660,924    13,608,425
-------------------------------------------------------------------------------
Net increase............  22,654,287     765,750,364   9,309,929   228,013,097
-------------------------------------------------------------------------------
Class C
Shares sold.............   7,196,027     250,341,758     729,787    18,084,796
Shares redeemed.........    (391,105)    (12,976,594)   (410,481)  (10,036,714)
Shares issued in
 reinvestment of
 distributions..........      35,872       1,029,164      80,514     1,661,807
-------------------------------------------------------------------------------
Net increase............   6,840,794     238,394,328     399,820     9,709,889
-------------------------------------------------------------------------------
Class Y
Shares sold.............     494,781      17,988,359     788,319    19,979,328
Shares redeemed.........     (71,268)     (2,531,699)   (649,835)  (16,350,589)
Shares issued in
 reinvestment of
 distributions..........       5,911         183,260       5,104       112,388
-------------------------------------------------------------------------------
Net increase............     429,424      15,639,920     143,588     3,741,127
-------------------------------------------------------------------------------
Net increase............              $1,326,816,899              $420,128,249
-------------------------------------------------------------------------------

Small Company Growth Fund

                                 Year Ended                  Year Ended
                             September 30, 2000          September 30, 1999
                          --------------------------  --------------------------
                            Shares        Amount        Shares        Amount
---------------------------------------------------------------------------------
Class A
Shares sold.............   29,942,462  $ 274,292,689   53,448,602  $ 312,196,051
Automatic conversion of
 Class B shares to Class
 A shares...............    8,880,122     87,114,946   16,309,922     90,694,600
Shares redeemed.........  (43,829,534)  (415,104,100) (82,905,179)  (481,200,472)
Shares issued in
 reinvestment of
 distributions..........            0              0   20,259,885    101,907,344
---------------------------------------------------------------------------------
Net increase
 (decrease).............   (5,006,950)   (53,696,465)   7,113,230     23,597,523
---------------------------------------------------------------------------------
Class B
Shares sold.............    4,307,236     40,809,963   13,062,017     73,444,369
Automatic conversion of
 Class B shares to Class
 A shares...............   (9,017,535)   (87,114,946) (16,453,668)   (90,694,600)
Shares redeemed.........   (4,132,177)   (37,946,211) (22,882,532)  (126,566,626)
Shares issued in
 reinvestment of
 distributions..........            0              0    7,865,978     39,251,232
---------------------------------------------------------------------------------
Net decrease............   (8,842,476)   (84,251,194) (18,408,205)  (104,565,625)
---------------------------------------------------------------------------------
Class C
Shares sold.............    1,344,667     12,160,439    4,040,301     23,282,516
Shares redeemed.........     (869,077)    (7,405,200)  (4,563,805)   (26,279,445)
Shares issued in
 reinvestment of
 distributions..........            0              0      155,750        778,749
---------------------------------------------------------------------------------
Net increase
 (decrease).............      475,590      4,755,239     (367,754)    (2,218,180)
---------------------------------------------------------------------------------
Class Y
Shares sold.............    1,557,852     14,516,341    3,464,745     19,074,961
Shares redeemed.........   (1,378,162)   (12,915,801)  (3,380,610)   (18,829,658)
Shares issued in
 reinvestment of
 distributions..........            0              0       44,074        222,576
---------------------------------------------------------------------------------
Net increase............      179,690      1,600,540      128,209        467,879
---------------------------------------------------------------------------------
Net decrease............               $(131,591,880)              $ (82,718,403)
---------------------------------------------------------------------------------

Stock Selector Fund

                                  Year Ended                  Year Ended
                              September 30, 2000          September 30, 1999
                           --------------------------  --------------------------
                             Shares        Amount        Shares        Amount
----------------------------------------------------------------------------------
 Class A
 Shares sold.............      537,369  $  10,552,440      663,818  $  13,366,339
 Automatic conversion of
  Class B shares to Class
  A shares...............        5,370        106,147          907         17,214
 Shares redeemed.........     (572,865)   (11,203,038)    (686,671)   (13,666,848)
 Shares issued in
  reinvestment of
  distributions..........      281,524      5,273,069      197,997      3,461,192
----------------------------------------------------------------------------------
 Net increase............      251,398      4,728,618      176,051      3,177,897
----------------------------------------------------------------------------------
 Class B
 Shares sold.............      114,999      2,252,005      334,998      6,785,937
 Automatic conversion of
  Class B shares to Class
  A shares...............       (5,472)      (106,147)        (916)       (17,214)
 Shares redeemed.........     (106,698)    (2,053,825)    (243,303)    (4,897,446)
 Shares issued in
  reinvestment of
  distributions..........       34,134        624,240        6,740        116,802
----------------------------------------------------------------------------------
 Net increase............       36,963        716,273       97,519      1,988,079
----------------------------------------------------------------------------------
 Class C
 Shares sold.............       17,817        354,149        3,912         82,570
 Shares redeemed.........       (2,265)       (44,372)           0              0
 Shares issued in
  reinvestment of
  distributions..........        3,889         71,126            0              0
----------------------------------------------------------------------------------
 Net increase............       19,441        380,903        3,912         82,570
----------------------------------------------------------------------------------
 Class Y
 Shares sold.............    4,189,575     78,066,848    9,266,068    189,519,555
 Shares redeemed.........  (14,503,968)  (278,125,983) (13,904,195)  (269,064,860)
 Shares issued in
  reinvestment of
  distributions..........    4,386,089     83,744,663    5,193,569     90,911,973
 Shares issued in
  acquisition of :
 Evergreen Diversified
  Value Fund.............   26,089,242    465,849,504            0              0
 Evergreen Select Large
  Cap Blend Fund.........   15,893,799    283,799,973            0              0
----------------------------------------------------------------------------------
 Net increase............   36,054,737    633,335,005      555,442     11,366,668
----------------------------------------------------------------------------------
 Class IS (a)
 Shares sold.............          782         13,500
 Shares redeemed.........       (1,860)       (33,350)
 Shares issued in
  reinvestment of
  distributions..........            7            126
 Shares issued in
  acquisition of :
 Evergreen Diversified
  Value Fund.............       72,632      1,291,052
 Evergreen Select Large
  Cap Blend Fund.........        9,572        170,136
----------------------------------------------------------------------------------
 Net increase............       81,133      1,441,464
----------------------------------------------------------------------------------
 Net increase............               $ 640,602,263               $  16,615,214
----------------------------------------------------------------------------------

(a) For the period from June 30, 2000 (commencement of class operations) to September 30, 2000.

Tax Strategic Equity Fund

                                       Year Ended             Year Ended
                                   September 30, 2000     September 30, 1999
                                  ---------------------  ---------------------
                                   Shares     Amount      Shares     Amount
-------------------------------------------------------------------------------
Class A
Shares sold ....................   247,908  $ 3,898,035   432,504  $ 5,821,410
Automatic conversion of Class B
 shares to Class A shares ......    19,041      310,164     3,112       42,135
Shares issued in reinvestment of
 distributions .................         0            0       343        4,973
Shares redeemed ................  (110,717)  (1,743,481)  (76,163)  (1,045,908)
-------------------------------------------------------------------------------
Net increase ...................   156,232    2,464,718   359,796    4,822,610
-------------------------------------------------------------------------------
Class B(a)
Shares sold ....................   425,927    6,586,354   656,707    8,881,618
Shares issued in reinvestment of
 distributions .................         0            0       497        7,141
Automatic conversion of Class B
 shares to Class A shares ......   (19,187)    (310,164)   (3,115)     (42,135)
Shares redeemed ................  (114,880)  (1,824,832)  (88,644)  (1,211,916)
-------------------------------------------------------------------------------
Net increase ...................   291,860    4,451,358   565,445    7,634,708
-------------------------------------------------------------------------------
Class C(b)
Shares sold ....................   229,804    3,633,031   170,259    2,319,807
Shares issued in reinvestment of
 distributions .................         0            0        85        1,225
Shares redeemed ................   (60,032)    (948,538)  (15,428)    (213,678)
-------------------------------------------------------------------------------
Net increase ...................   169,772    2,684,493   154,916    2,107,354
-------------------------------------------------------------------------------
Class Y
Shares sold ....................     3,351       53,310    79,526    1,055,439
Shares issued in reinvestment of
 distributions .................         0            0       326        4,732
Shares redeemed ................  (108,612)  (1,704,857) (246,229)  (3,522,179)
-------------------------------------------------------------------------------
Net decrease ...................  (105,261)  (1,651,547) (166,377)  (2,462,008)
-------------------------------------------------------------------------------
Net increase ...................            $ 7,949,022            $12,102,664

--------------------------------------------------------------------------------
(a) For the period from October 14, 1998 (commencement of class operations) to September 30, 1999.
(b) For the period from November 4, 1998 (commencement of class operations) to September 30, 1999.

7. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities (excluding short-term securities were as follows for the year ended September 30, 2000:

                                               Cost of     Proceeds from
                                              Purchases        Sales
                                            -----------------------------
         Aggressive Growth Fund............ $  834,593,901 $  778,789,252
         Capital Growth Fund...............    349,060,178    485,340,643
         Growth Fund.......................    782,783,436    874,023,399
         Evergreen Fund....................  2,225,165,839  2,757,862,772
         Large Company Growth Fund.........  1,680,290,024  1,770,952,414
         Masters Fund......................    333,821,052    334,530,472
         Omega Fund........................  3,662,356,503  2,390,968,683
         Small Company Growth Fund.........  2,440,243,718  2,592,032,255
         Stock Selector Fund...............    410,080,033    794,239,547
         Tax Strategic Equity Fund.........     17,572,171      6,596,506

At September 30, 2000, the Stock Selector Fund had open futures contracts out-standing as follows:

                                          Initial     Value at    Unrealized
                                          Contract  September 30,    Gain
          Expiration       Contracts       Amount       2000        (Loss)
         -------------------------------------------------------------------
         December 2000  27 S&P 500 Index $9,977,675  $9,812,286   ($165,389)

The following Funds loaned securities during the year ended September 30, 2000 to certain brokers. At September 30, 2000, the value of securities on loan and the value of collateral (including accrued interest) and the amount of income earned from securities lending were as follows:

                                      Value of                Securities
                                     Securities    Value of    Lending
                                      on Loan     Collateral    Income
                                    ------------------------------------
         Aggressive Growth Fund.... $ 37,147,764 $ 38,713,146 $   37,286
         Capital Growth Fund.......    2,055,073    2,148,016     13,669
         Evergreen Fund............   42,412,529   44,072,483     21,677
         Growth Fund...............  114,846,191  119,527,312    284,575
         Large Company Growth......   54,338,716   58,223,986    445,471
         Omega Fund................  146,492,402  152,030,892    586,600
         Small Company Growth......  281,815,107  295,255,294  1,056,046
         Stock Selector Fund.......   20,867,102   21,904,181     18,804

On September 30, 2000, the composition of unrealized appreciation and deprecia-tion on securities based on the aggregate cost of securities for federal income tax purposes were as follows:

                                           Gross        Gross      Net Unrealized
                                         Unrealized   Unrealized   Appreciation/
                            Tax Cost    Appreciation Depreciation  (Depreciation)
                         --------------------------------------------------------
         Aggressive
          Growth Fund... $  418,781,880 $119,155,674 $ (5,995,426)  $113,160,248
         Capital Growth
          Fund..........    389,593,850   89,438,449  (13,982,305)    75,456,144
         Evergreen
          Fund..........  1,293,362,730  394,884,855  (18,129,018)   376,755,837
         Growth Fund....    633,359,769  193,375,253  (21,563,672)   171,811,581
         Large Company
          Growth Fund...    976,270,530  318,775,655   (5,687,801)   313,087,854
         Masters Fund...    303,897,700   66,192,906  (30,789,445)    35,403,461
         Omega Fund.....  2,283,509,918  499,194,476  (43,133,676)   456,060,800
         Small Company
          Growth Fund...  1,247,977,688  308,474,698  (55,160,261)   253,314,437
         Stock Selector
          Fund..........    911,889,274  260,303,988  (59,164,460)   201,139,528
         Tax Strategic
          Equity Fund...     22,273,034    6,406,292     (964,878)     5,441,414

As of September 30, 2000, the Tax Strategic Equity Fund had capital loss carry-overs for federal income tax purposes of $547,361 expiring in 2008.

Capital losses incurred after October 31 within a Fund's fiscal year are deemed to arise on the first business day of the Fund's following fiscal year. The Tax Strategic Equity Fund has incurred and will elect to defer post October capital losses of $510,148.

8. EXPENSE REDUCTIONS

Through expense offset arrangements with ESC and their custodian and brokerage/service arrangements with specific brokers, a portion of the fund ex-penses have been reduced. The amount of expense reductions received by each Fund and the impact of the total expense reductions on each Fund's annualized expense ratio represented as a percentage of its average net assets were as follows:

                                                                  % of
                              Expense                   Total    Average
                               Offset     Brokerage    Expense     Net
                            Arrangements Transactions Reductions Assets
                            --------------------------------------------
         Aggressive Growth
          Fund ...........    $18,407      $10,431     $28,838    0.01%
         Capital Growth
          Fund ...........     21,482            0      21,482    0.00%
         Evergreen Fund ..     83,770      208,024     291,794    0.01%
         Growth Fund .....     31,143            0      31,143    0.00%
         Large Company
          Growth Fund ....     54,342       38,247      92,679    0.01%
         Masters Fund ....     12,150            0      12,150    0.00%
         Omega Fund ......     73,988       37,692     111,680    0.01%
         Small Company
          Growth Fund ....     82,026       93,265     175,291    0.02%
         Stock Selector
          Fund ...........     27,955            0      27,955    0.01%
         Tax Strategic
          Equity Fund ....      1,329        3,862       5,191    0.02%

9. DEFERRED TRUSTEES' FEES

Each Independent Trustee of each Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen Funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

10. FINANCING AGREEMENT

On July 27, 1999, certain Evergreen Funds and a group of banks (the "Lenders") entered into a credit agreement. On August 6, 1999, Capital Growth Fund and Growth Fund became party to this agreement. Under this agreement, the Lenders provided an unsecured revolving credit commitment in the aggregate amount of $1.050 billion. The credit facility was allocated, under the terms of the fi-nancing agreement, among the Lenders. The credit facility was accessed by the Funds for temporary or emergency purposes to fund the redemption of their shares or for general working capital purposes as permitted by each Fund's bor-rowing restrictions. Borrowings under this facility bore interest at 0.75% per annum above the Federal Funds rate (1.50% per annum above the Federal Funds rate during the period from and including December 1, 1999 through and includ-ing January 31, 2000). A commitment fee of 0.10% per annum was incurred on the average daily unused portion of the revolving credit commitment. The commitment fee was allocated to all funds. For its assistance in arranging this financing agreement, First Union Capital Markets Corp. was paid a one-time arrangement fee of $250,000. State Street served as paying agent for the funds and as pay-ing agent was entitled to a fee of $20,000 per annum which was allocated to all the funds.

On July 25, 2000, this agreement was renewed, amended and restated among cer-tain Evergreen Funds and the Lenders. Under this renewed agreement, the Lenders provide an unsecured revolving credit commitment in the aggregate amount of $755 million. The credit facility is allocated, under the terms of the financ-ing agreement, among the Lenders. The credit facility is accessed by the Funds to temporarily finance the purchase or sale of securities for prompt delivery, including funding redemption of their shares, as permitted by each Fund's bor-rowing restrictions. Borrowings under this facility bear interest at 0.50% per annum above the Federal Funds rate. A commitment fee of 0.10% per annum contin-ues to be incurred on the average daily unused portion of the revolving credit commitment and is allocated to all funds. For its assistance in renewing this financing agreement, First Union Capital Markets Corp. was paid a one-time ar-rangement fee of $150,000. State Street continues as paying agent for the funds and receives a fee of $20,000 per annum which is allocated to all the funds.

During the year ended September 30, 2000, Funds had no significant borrowings under these agreements.

                          Independent Auditors' Report

Board of Trustees and Shareholders
Evergreen Equity Trust

We have audited the accompanying statements of assets and liabilities, includ-ing the schedules of investments of the Evergreen Aggressive Growth Fund, Ever-green Capital Growth Fund, Evergreen Fund, Evergreen Growth Fund, Evergreen Large Company Growth Fund, Evergreen Masters Fund, Evergreen Omega Fund, Ever-green Small Company Growth Fund, Evergreen Stock Selector Fund and the Ever-green Tax Strategic Equity Fund portfolios of the Evergreen Equity Trust, as of September 30, 2000, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and fi-nancial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally ac-cepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finan-cial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000 by correspondence with the custo-dian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the portfolios of Evergreen Equity Trust, referred to above, as of September 30, 2000, the results of their operations, changes in their net assets and finan-cial highlights for each of the years or periods described above in conformity with accounting principles generally accepted in the United States of America.

                                   /s/ KPMG LLP

Boston, Massachusetts
November 10, 2000

                       Additional Information (unaudited)

FEDERAL TAX STATUS OF DISTRIBUTIONS (unaudited)

Pursuant to section 852 of the Internal Revenue Code, the Funds have designated the following amounts as long-term capital gain distributions for the fiscal year ended September 30, 2000:

                                                     Aggregate  Per Share
                                                    ---------------------
         Aggressive Growth Fund ................... $32,502,338  $3.268
         Capital Growth Fund ......................  10,673,435   0.491
         Evergreen Fund ........................... 811,851,519  11.225
         Growth Fund ..............................  24,424,581   0.867
         Large Company Growth Fund ................ 126,072,019   1.437
         Masters Fund .............................           0       0
         Omega Fund ...............................  27,010,814   0.827
         Small Company Growth Fund ................           0       0
         Stock Selector Fund ...................... 103,881,909   4.337
         Tax Strategic Equity Fund ................           0       0

                                Evergreen Funds

Money Market Funds
Florida Municipal Money Market Fund
Money Market Fund
Municipal Money Market Fund
New Jersey Municipal Money Market Fund
Pennsylvania Municipal Money Market Fund
Treasury Money Market Fund

State Municipal Bond Funds
Connecticut Municipal Bond Fund
Florida High Income Municipal Bond Fund
Florida Municipal Bond Fund
Georgia Municipal Bond Fund
Maryland Municipal Bond Fund
New Jersey Municipal Bond Fund
North Carolina Municipal Bond Fund
Pennsylvania Municipal Bond Fund
South Carolina Municipal Bond Fund
Virginia Municipal Bond Fund


National Municipal Bond Funds
High Grade Municipal Bond Fund
High Income Municipal Bond Fund
Municipal Bond Fund
Short Intermediate Municipal Bond Fund

Short and Intermediate Bond Funds
Intermediate Term Bond Fund
Short-Duration Income Fund


Intermediate and Long Term Bond Funds
Diversified Bond Fund
High Yield Bond Fund
Quality Income Fund
Strategic Income Fund
U.S. Government Fund

Balanced Funds
Balanced Fund
Foundation Fund
Tax Strategic Foundation Fund

Growth & Income Funds
Blue Chip Fund
Equity Income Fund
Equity Index Fund
Growth and Income Fund
Small Cap Value Fund
Value Fund

Domestic Growth Funds
Aggressive Growth Fund
Capital Growth Fund
Evergreen Fund
Growth Fund
Large Company Growth Fund
Masters Fund
Omega Fund
Small Company Growth Fund
Special Equity Fund
Stock Selector Fund
Tax Strategic Equity Fund

Sector Funds
Health Care Fund
Technology Fund
Utility Fund

Global & International Funds
Emerging Markets Growth Fund
Global Leaders Fund
Global Opportunities Fund
International Growth Fund
Latin America Fund
Perpetual Global Fund
Perpetual International Fund
Precious Metals Fund

Express Line
800.346.3858

Investor Services
800.343.2898

www.evergreen-funds.com

47701                                                            540979  11/2000

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